Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

CONTRACT OWNERS OF RIVERSOURCE VARIABLE ACCOUNT 10

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Account 10, as indicated in Note 1, offered through RiverSource® Retirement Advisor Variable Annuity – Band 3 sponsored by RiverSource Life Insurance Company, as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Account 10 as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Account 10 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Account 10 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2022

We have served as the auditor of one or more of the divisions of RiverSource Variable Account 10 since 2010.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	Allspg VT Index Asset Alloc, Cl 2
Assets
Investments, at fair value(1),(2)	$11,850,275	$11,644,531	$82,839,832	$81,262,397	$24,847,988
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	18	997	576	71,119	—
Receivable for share redemptions	11,786	16,443	70,612	60,940	18,491
Total assets	11,862,079	11,661,971	82,911,020	81,394,456	24,866,479

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,908	9,378	61,745	60,940	17,941
Contract terminations	878	7,065	8,867	—	550
Payable for investments purchased	18	997	576	71,119	—
Total liabilities	11,804	17,440	71,188	132,059	18,491
Net assets applicable to contracts in accumulation period	11,849,457	11,567,325	82,543,209	81,118,082	24,186,614
Net assets applicable to contracts in payment period	—	77,206	296,623	144,315	661,223
Net assets applicable to seed money	818	—	—	—	151
Total net assets	$11,850,275	$11,644,531	$82,839,832	$81,262,397	$24,847,988
(1) Investment shares	797,998	265,857	2,293,462	5,202,458	1,084,591
(2) Investments, at cost	$10,065,389	$8,264,514	$57,386,943	$79,591,097	$17,868,632

December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Mid Cap Val, Cl II
Assets
Investments, at fair value(1),(2)	$26,282,686	$122,034,800	$29,707,330	$9,340,897	$42,770,667
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	13,840	28,505	12,323	683	19,605
Receivable for share redemptions	20,450	112,184	44,052	6,652	113,630
Total assets	26,316,976	122,175,489	29,763,705	9,348,232	42,903,902

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	20,450	104,316	26,229	6,652	34,239
Contract terminations	—	7,868	17,823	—	79,391
Payable for investments purchased	13,840	28,505	12,323	683	19,605
Total liabilities	34,290	140,689	56,375	7,335	133,235
Net assets applicable to contracts in accumulation period	26,093,918	121,813,409	29,643,782	9,262,303	42,627,410
Net assets applicable to contracts in payment period	188,768	220,307	62,790	78,594	143,257
Net assets applicable to seed money	—	1,084	758	—	—
Total net assets	$26,282,686	$122,034,800	$29,707,330	$9,340,897	$42,770,667
(1) Investment shares	12,947,136	8,691,937	3,368,178	628,593	1,707,412
(2) Investments, at cost	$37,352,273	$92,014,973	$30,292,033	$6,114,396	$31,190,450

See accompanying notes to financial statements.

2	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	AC VP Ultra, Cl II	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Assets
Investments, at fair value(1),(2)	$60,002,069	$30,851,432	$92,142,404	$25,774,563	$643,716,370
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	706	14,257	9,389	8,698
Receivable for share redemptions	113,146	22,594	82,721	18,484	920,493
Total assets	60,115,215	30,874,732	92,239,382	25,802,436	644,645,561

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	47,077	21,784	81,859	18,484	569,953
Contract terminations	66,069	810	862	—	350,540
Payable for investments purchased	—	706	14,257	9,389	8,698
Total liabilities	113,146	23,300	96,978	27,873	929,191
Net assets applicable to contracts in accumulation period	59,688,708	30,451,009	91,754,261	25,700,023	638,565,008
Net assets applicable to contracts in payment period	313,361	400,423	387,698	74,540	5,151,291
Net assets applicable to seed money	—	—	445	—	71
Total net assets	$60,002,069	$30,851,432	$92,142,404	$25,774,563	$643,716,370
(1) Investment shares	1,971,159	2,256,871	6,407,678	9,271,425	15,396,230
(2) Investments, at cost	$34,781,894	$17,607,053	$95,643,043	$19,088,090	$351,963,744

December 31, 2021 (continued)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$11,016,155	$143,414,084	$411,738,866	$432,847,667	$13,330,036
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	382	4,377	305	192	2,118
Receivable for share redemptions	10,430	147,277	541,832	547,097	18,115
Total assets	11,026,967	143,565,738	412,281,003	433,394,956	13,350,269

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,768	125,308	350,296	341,627	11,336
Contract terminations	662	21,969	191,536	205,470	6,779
Payable for investments purchased	382	4,377	305	192	2,118
Total liabilities	10,812	151,654	542,137	547,289	20,233
Net assets applicable to contracts in accumulation period	11,015,152	142,966,649	406,706,457	429,504,945	13,327,197
Net assets applicable to contracts in payment period	—	447,284	5,032,409	3,342,722	2,351
Net assets applicable to seed money	1,003	151	—	—	488
Total net assets	$11,016,155	$143,414,084	$411,738,866	$432,847,667	$13,330,036
(1) Investment shares	1,949,762	3,609,718	4,715,827	11,635,690	1,424,149
(2) Investments, at cost	$10,162,025	$73,330,377	$114,754,835	$147,654,268	$13,707,826

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$117,349,831	$59,978,891	$110,389,739	$153,394,467	$94,708,370
Dividends receivable	—	—	30	—	—
Accounts receivable from RiverSource Life for contract purchase payments	101,109	21,329	1,291	68,307	20,637
Receivable for share redemptions	98,147	47,911	341,842	122,918	74,033
Total assets	117,549,087	60,048,131	110,732,902	153,585,692	94,803,040

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	98,147	47,733	88,648	122,527	74,033
Contract terminations	—	178	253,194	391	—
Payable for investments purchased	101,109	21,329	1,291	68,307	20,637
Total liabilities	199,256	69,240	343,133	191,225	94,670
Net assets applicable to contracts in accumulation period	116,976,944	59,591,664	109,893,746	152,079,566	94,254,736
Net assets applicable to contracts in payment period	372,887	387,227	496,023	1,314,901	453,634
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$117,349,831	$59,978,891	$110,389,769	$153,394,467	$94,708,370
(1) Investment shares	6,074,008	6,894,125	110,389,739	22,458,926	12,833,113
(2) Investments, at cost	$90,215,145	$70,173,058	$110,387,281	$149,740,659	$106,663,927

December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$306,148,076	$168,058,077	$595,822,984	$68,214,833	$17,455,802
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	77,582	232	95	15,690	2,011
Receivable for share redemptions	287,117	156,785	660,643	59,425	21,667
Total assets	306,512,775	168,215,094	596,483,722	68,289,948	17,479,480

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	243,830	123,397	514,514	58,731	15,166
Contract terminations	43,287	33,388	146,129	694	6,501
Payable for investments purchased	77,582	232	95	15,690	2,011
Total liabilities	364,699	157,017	660,738	75,115	23,678
Net assets applicable to contracts in accumulation period	304,118,841	167,213,662	593,818,862	68,192,956	17,338,506
Net assets applicable to contracts in payment period	2,029,235	844,415	2,003,964	21,504	116,605
Net assets applicable to seed money	—	—	158	373	691
Total net assets	$306,148,076	$168,058,077	$595,822,984	$68,214,833	$17,455,802
(1) Investment shares	29,665,511	4,489,930	15,372,110	6,967,807	1,565,543
(2) Investments, at cost	$313,632,054	$45,180,580	$266,121,769	$67,763,428	$17,466,248

See accompanying notes to financial statements.

4	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$95,790,870	$63,000,318	$47,197,400	$49,753,016	$36,038,812
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,633	47,405	58,375	—	342
Receivable for share redemptions	81,995	54,819	43,543	77,245	45,249
Total assets	95,875,498	63,102,542	47,299,318	49,830,261	36,084,403

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	81,864	54,819	36,478	38,629	26,965
Contract terminations	131	—	7,065	38,616	18,284
Payable for investments purchased	2,633	47,405	58,375	—	342
Total liabilities	84,628	102,224	101,918	77,245	45,591
Net assets applicable to contracts in accumulation period	94,833,215	62,375,512	47,137,360	49,629,364	35,992,979
Net assets applicable to contracts in payment period	957,655	624,806	60,040	123,652	45,833
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$95,790,870	$63,000,318	$47,197,400	$49,753,016	$36,038,812
(1) Investment shares	1,854,615	4,186,068	1,280,450	1,367,217	1,021,219
(2) Investments, at cost	$28,217,148	$51,420,691	$28,328,551	$18,757,278	$15,361,121

December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$55,347,886	$12,605,371	$43,950,654	$69,963,573	$144,174,648
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	20,060	5,243	3,016	12,072	1,970
Receivable for share redemptions	52,474	10,716	38,902	53,834	142,783
Total assets	55,420,420	12,621,330	43,992,572	70,029,479	144,319,401

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	42,861	9,846	37,868	53,791	112,054
Contract terminations	9,613	870	1,034	43	30,729
Payable for investments purchased	20,060	5,243	3,016	12,072	1,970
Total liabilities	72,534	15,959	41,918	65,906	144,753
Net assets applicable to contracts in accumulation period	55,044,656	12,603,582	43,950,276	69,791,169	143,834,176
Net assets applicable to contracts in payment period	303,230	1,789	—	172,404	340,472
Net assets applicable to seed money	—	—	378	—	—
Total net assets	$55,347,886	$12,605,371	$43,950,654	$69,963,573	$144,174,648
(1) Investment shares	5,352,794	509,514	4,493,932	11,469,438	2,454,454
(2) Investments, at cost	$55,795,588	$18,216,836	$45,900,871	$76,455,127	$55,154,238

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2021 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$46,157,684	$16,236,876	$15,006,963	$79,386,237	$618,452,038
Dividends receivable	—	—	—	192,167	46,185,559
Accounts receivable from RiverSource Life for contract purchase payments	89,860	3,063	1,546	11,191	23,658
Receivable for share redemptions	39,521	15,896	55,931	70,012	685,059
Total assets	46,287,065	16,255,835	15,064,440	79,659,607	665,346,314

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	35,785	14,456	12,971	62,765	524,002
Contract terminations	3,736	1,440	42,960	7,247	161,057
Payable for investments purchased	89,860	3,063	1,546	203,358	46,209,217
Total liabilities	129,381	18,959	57,477	273,370	46,894,276
Net assets applicable to contracts in accumulation period	46,006,511	16,031,126	14,987,009	79,075,748	617,469,392
Net assets applicable to contracts in payment period	151,173	204,843	19,294	310,489	982,410
Net assets applicable to seed money	—	907	660	—	236
Total net assets	$46,157,684	$16,236,876	$15,006,963	$79,386,237	$618,452,038
(1) Investment shares	1,083,005	1,593,600	993,181	8,733,359	11,777,795
(2) Investments, at cost	$24,819,907	$16,448,446	$13,607,316	$80,670,455	$390,513,646

December 31, 2021 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Assets
Investments, at fair value(1),(2)	$42,717,653	$78,981,055	$11,966,965	$177,204,613	$70,706,350
Dividends receivable	797,127	10,037,408	437,699	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	32,428	—	30,345	11,134
Receivable for share redemptions	58,258	58,825	9,358	190,793	109,714
Total assets	43,573,038	89,109,716	12,414,022	177,425,751	70,827,198

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	30,273	56,354	8,515	151,999	52,989
Contract terminations	27,985	2,471	843	38,794	56,725
Payable for investments purchased	797,127	10,069,836	437,699	30,345	11,134
Total liabilities	855,385	10,128,661	447,057	221,138	120,848
Net assets applicable to contracts in accumulation period	42,449,644	77,846,062	11,845,745	176,680,396	70,467,316
Net assets applicable to contracts in payment period	268,009	1,134,993	121,220	524,041	239,034
Net assets applicable to seed money	—	—	—	176	—
Total net assets	$42,717,653	$78,981,055	$11,966,965	$177,204,613	$70,706,350
(1) Investment shares	1,648,694	1,943,910	410,812	15,263,102	4,047,301
(2) Investments, at cost	$28,029,649	$58,204,477	$8,096,128	$175,044,921	$69,475,573

See accompanying notes to financial statements.

6	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Frank Inc, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Assets
Investments, at fair value(1),(2)	$60,037,297	$134,339,045	$131,913,360	$8,056,589	$5,878,237
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	729	15,489	—	708	153
Receivable for share redemptions	56,280	118,308	156,945	7,069	4,152
Total assets	60,094,306	134,472,842	132,070,305	8,064,366	5,882,542

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	54,463	109,168	95,702	7,069	4,152
Contract terminations	1,817	9,140	61,243	—	—
Payable for investments purchased	729	15,489	—	708	153
Total liabilities	57,009	133,797	156,945	7,777	4,305
Net assets applicable to contracts in accumulation period	59,938,534	134,051,629	130,845,047	8,052,082	5,852,313
Net assets applicable to contracts in payment period	98,201	286,896	1,068,313	3,885	25,924
Net assets applicable to seed money	562	520	—	622	—
Total net assets	$60,037,297	$134,339,045	$131,913,360	$8,056,589	$5,878,237
(1) Investment shares	3,582,178	7,659,011	6,757,857	828,015	449,407
(2) Investments, at cost	$55,684,078	$118,861,390	$104,300,841	$7,696,094	$5,570,294

December 31, 2021 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Assets
Investments, at fair value(1),(2)	$120,459,503	$16,207,593	$37,476,335	$102,721,762	$25,333,362
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	1,957	26,851	162	134
Receivable for share redemptions	211,965	11,367	33,889	214,739	49,448
Total assets	120,671,468	16,220,917	37,537,075	102,936,663	25,382,944

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	89,326	11,367	33,889	77,979	18,156
Contract terminations	122,639	—	—	136,760	31,292
Payable for investments purchased	—	1,957	26,851	162	134
Total liabilities	211,965	13,324	60,740	214,901	49,582
Net assets applicable to contracts in accumulation period	119,367,195	16,176,641	37,205,584	102,400,566	25,205,578
Net assets applicable to contracts in payment period	1,092,308	30,952	270,253	321,196	127,784
Net assets applicable to seed money	—	—	498	—	—
Total net assets	$120,459,503	$16,207,593	$37,476,335	$102,721,762	$25,333,362
(1) Investment shares	6,004,960	182,868	3,552,259	4,879,894	221,001
(2) Investments, at cost	$96,920,757	$10,054,536	$38,687,383	$71,498,022	$18,196,735

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II
Assets
Investments, at fair value(1),(2)	$168,529,839	$164,758,410	$46,666,479	$49,860,377	$112,645,506
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	25,768	96,844	1,621	3,726	44,525
Receivable for share redemptions	143,227	165,931	43,787	64,911	100,301
Total assets	168,698,834	165,021,185	46,711,887	49,929,014	112,790,332

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	140,492	130,591	36,431	38,168	95,255
Contract terminations	2,735	35,340	7,356	26,743	5,046
Payable for investments purchased	25,768	96,844	1,621	3,726	44,525
Total liabilities	168,995	262,775	45,408	68,637	144,826
Net assets applicable to contracts in accumulation period	168,185,050	163,879,993	46,494,383	49,723,621	112,431,441
Net assets applicable to contracts in payment period	343,758	877,869	172,096	136,756	213,628
Net assets applicable to seed money	1,031	548	—	—	437
Total net assets	$168,529,839	$164,758,410	$46,666,479	$49,860,377	$112,645,506
(1) Investment shares	2,999,819	35,739,352	1,475,853	1,224,469	3,653,763
(2) Investments, at cost	$118,939,948	$185,118,406	$39,212,817	$38,786,124	$84,493,686

December 31, 2021 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Assets
Investments, at fair value(1),(2)	$137,238,639	$18,369,918	$64,705,349	$41,319,625	$21,627,126
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,917	48	14,484	—	953
Receivable for share redemptions	131,778	13,216	78,703	29,848	23,244
Total assets	137,373,334	18,383,182	64,798,536	41,349,473	21,651,323

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	122,112	12,795	55,746	29,466	15,356
Contract terminations	9,666	421	22,957	382	7,888
Payable for investments purchased	2,917	48	14,484	—	953
Total liabilities	134,695	13,264	93,187	29,848	24,197
Net assets applicable to contracts in accumulation period	137,185,542	18,299,703	64,692,917	41,133,157	21,466,242
Net assets applicable to contracts in payment period	52,407	70,215	12,067	186,468	160,884
Net assets applicable to seed money	690	—	365	—	—
Total net assets	$137,238,639	$18,369,918	$64,705,349	$41,319,625	$21,627,126
(1) Investment shares	2,582,586	198,615	4,876,063	1,976,070	527,234
(2) Investments, at cost	$107,992,717	$10,812,262	$64,398,780	$21,612,770	$18,000,279

See accompanying notes to financial statements.

8	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Assets
Investments, at fair value(1),(2)	$66,913,894	$17,082,677	$84,817,334	$45,048,689	$154,358,056
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	260	—	—	11,524	169
Receivable for share redemptions	62,134	15,967	153,207	73,429	162,766
Total assets	66,976,288	17,098,644	84,970,541	45,133,642	154,520,991

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	56,856	15,582	64,245	32,548	126,404
Contract terminations	5,278	385	88,962	40,881	36,362
Payable for investments purchased	260	—	—	11,524	169
Total liabilities	62,394	15,967	153,207	84,953	162,935
Net assets applicable to contracts in accumulation period	66,842,798	17,081,783	84,664,367	44,879,972	153,949,026
Net assets applicable to contracts in payment period	69,266	—	152,967	168,717	408,272
Net assets applicable to seed money	1,830	894	—	—	758
Total net assets	$66,913,894	$17,082,677	$84,817,334	$45,048,689	$154,358,056
(1) Investment shares	1,231,393	1,160,508	3,133,259	2,270,599	4,107,452
(2) Investments, at cost	$41,828,507	$14,918,761	$61,975,877	$39,157,983	$116,033,213

December 31, 2021 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$129,812,191	$19,269,599	$10,826,997	$6,585,682	$59,799,240
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	125,683	293	1,288	2	1,468
Receivable for share redemptions	111,624	31,216	9,495	12,573	51,460
Total assets	130,049,498	19,301,108	10,837,780	6,598,257	59,852,168

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	111,624	15,257	8,605	5,866	48,723
Contract terminations	—	15,959	890	6,707	2,737
Payable for investments purchased	125,683	293	1,288	2	1,468
Total liabilities	237,307	31,509	10,783	12,575	52,928
Net assets applicable to contracts in accumulation period	129,528,361	19,206,291	10,825,254	6,583,233	59,248,237
Net assets applicable to contracts in payment period	282,469	63,308	1,743	1,594	550,188
Net assets applicable to seed money	1,361	—	—	855	815
Total net assets	$129,812,191	$19,269,599	$10,826,997	$6,585,682	$59,799,240
(1) Investment shares	8,093,029	1,860,000	661,393	578,199	5,128,580
(2) Investments, at cost	$138,473,320	$16,856,091	$7,699,576	$5,866,684	$56,299,062

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2021 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$7,408,907	$64,182,181	$41,649,451	$14,415,488	$24,169,211
Dividends receivable	—	111,982	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	29,592	239	—	1,465
Receivable for share redemptions	6,872	62,788	34,675	10,785	21,233
Total assets	7,415,779	64,386,543	41,684,365	14,426,273	24,191,909

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,808	56,837	29,730	10,240	21,232
Contract terminations	64	5,951	4,945	545	1
Payable for investments purchased	—	141,574	239	—	1,465
Total liabilities	6,872	204,362	34,914	10,785	22,698
Net assets applicable to contracts in accumulation period	7,404,482	64,168,229	41,526,942	14,311,343	24,168,813
Net assets applicable to contracts in payment period	3,303	—	122,509	104,145	—
Net assets applicable to seed money	1,122	13,952	—	—	398
Total net assets	$7,408,907	$64,182,181	$41,649,451	$14,415,488	$24,169,211
(1) Investment shares	570,355	5,964,887	846,362	975,998	1,840,762
(2) Investments, at cost	$7,047,894	$66,153,406	$24,771,407	$9,457,044	$29,814,961

December 31, 2021 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$9,570,041	$30,257,598	$993,245,061	$560,595,878	$575,775,599
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	8,296	9,307	7,685	10,391	4,869
Receivable for share redemptions	6,881	33,633	1,027,466	606,475	614,617
Total assets	9,585,218	30,300,538	994,280,212	561,212,744	576,395,085

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,881	27,302	837,822	439,206	500,193
Contract terminations	—	6,331	189,644	167,269	114,424
Payable for investments purchased	8,296	9,307	7,685	10,391	4,869
Total liabilities	15,177	42,940	1,035,151	616,866	619,486
Net assets applicable to contracts in accumulation period	9,421,369	30,256,520	991,337,915	560,595,878	575,136,420
Net assets applicable to contracts in payment period	148,672	—	1,907,013	—	639,127
Net assets applicable to seed money	—	1,078	133	—	52
Total net assets	$9,570,041	$30,257,598	$993,245,061	$560,595,878	$575,775,599
(1) Investment shares	517,020	3,454,064	33,887,583	19,093,865	34,292,769
(2) Investments, at cost	$8,372,186	$30,091,960	$498,961,957	$218,576,803	$475,196,097

See accompanying notes to financial statements.

10	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$419,557,072	$266,274,624	$351,655,200	$683,876,041	$1,472,908,498
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	86	249,305	513,582	640	383,775
Receivable for share redemptions	456,545	453,085	303,535	1,081,288	1,273,825
Total assets	420,013,703	266,977,014	352,472,317	684,957,969	1,474,566,098

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	345,273	221,115	293,930	586,846	1,269,541
Contract terminations	111,272	231,970	9,605	494,442	4,284
Payable for investments purchased	86	249,305	513,582	640	383,775
Total liabilities	456,631	702,390	817,117	1,081,928	1,657,600
Net assets applicable to contracts in accumulation period	419,557,011	266,274,435	351,264,865	683,796,419	1,472,289,583
Net assets applicable to contracts in payment period	—	—	390,095	79,469	618,831
Net assets applicable to seed money	61	189	240	153	84
Total net assets	$419,557,072	$266,274,624	$351,655,200	$683,876,041	$1,472,908,498
(1) Investment shares	25,003,401	19,535,923	23,648,635	48,605,262	95,210,633
(2) Investments, at cost	$311,355,032	$213,599,440	$277,300,346	$584,660,043	$1,097,049,987

December 31, 2021 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Assets
Investments, at fair value(1),(2)	$13,115,191,242	$14,986,545,749	$7,909,031,674	$6,649,080,135	$2,993,306,501
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	5,339,124	1,593	1,656,318	656	314,474
Receivable for share redemptions	11,533,399	14,635,575	7,406,401	5,651,244	4,253,977
Total assets	13,132,063,765	15,001,182,917	7,918,094,393	6,654,732,035	2,997,874,952

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,943,255	12,788,520	6,678,732	5,333,027	2,524,574
Contract terminations	590,144	1,847,055	727,669	318,217	1,729,403
Payable for investments purchased	5,339,124	1,593	1,656,318	656	314,474
Total liabilities	16,872,523	14,637,168	9,062,719	5,651,900	4,568,451
Net assets applicable to contracts in accumulation period	13,113,690,951	14,986,112,106	7,903,521,420	6,649,080,135	2,991,537,798
Net assets applicable to contracts in payment period	1,500,200	433,526	5,510,193	—	1,768,643
Net assets applicable to seed money	91	117	61	—	60
Total net assets	$13,115,191,242	$14,986,545,749	$7,909,031,674	$6,649,080,135	$2,993,306,501
(1) Investment shares	703,982,353	804,862,822	347,496,998	291,754,284	115,482,504
(2) Investments, at cost	$8,506,464,777	$9,474,093,848	$4,352,602,529	$2,970,408,911	$1,468,344,606

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	11

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$1,824,824,327	$1,363,431,627	$1,162,608,008	$23,706,731	$60,409,319
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	30,692	103,180	—	—	193
Receivable for share redemptions	1,954,450	1,255,729	1,065,015	41,551	84,874
Total assets	1,826,809,469	1,364,790,536	1,163,673,023	23,748,282	60,494,386

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,437,001	1,185,137	955,297	18,407	44,392
Contract terminations	517,449	70,592	109,718	23,144	40,482
Payable for investments purchased	30,692	103,180	—	—	193
Total liabilities	1,985,142	1,358,909	1,065,015	41,551	85,067
Net assets applicable to contracts in accumulation period	1,824,824,327	1,362,231,094	1,162,608,008	23,674,339	60,058,850
Net assets applicable to contracts in payment period	—	1,200,506	—	32,392	350,469
Net assets applicable to seed money	—	27	—	—	—
Total net assets	$1,824,824,327	$1,363,431,627	$1,162,608,008	$23,706,731	$60,409,319
(1) Investment shares	70,293,695	69,847,932	59,438,037	665,546	1,633,567
(2) Investments, at cost	$734,271,554	$917,879,184	$649,078,817	$7,686,796	$24,401,702

December 31, 2021 (continued)	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)	$343,216,204	$4,081,955,233	$2,177,511,637	$166,989,107	$246,176,566
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	357,863	2,673,956	1,334,984	3,255	55,493
Receivable for share redemptions	300,547	3,451,570	2,485,653	153,064	232,558
Total assets	343,874,614	4,088,080,759	2,181,332,274	167,145,426	246,464,617

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	295,780	3,394,266	1,833,297	126,243	184,179
Contract terminations	4,767	57,304	652,356	26,821	48,379
Payable for investments purchased	357,863	2,673,956	1,334,984	3,255	55,493
Total liabilities	658,410	6,125,526	3,820,637	156,319	288,051
Net assets applicable to contracts in accumulation period	343,128,031	4,081,955,120	2,177,128,912	166,472,784	245,241,707
Net assets applicable to contracts in payment period	87,880	—	382,636	516,323	934,859
Net assets applicable to seed money	293	113	89	—	—
Total net assets	$343,216,204	$4,081,955,233	$2,177,511,637	$166,989,107	$246,176,566
(1) Investment shares	23,934,184	238,153,748	138,342,544	5,119,225	9,563,969
(2) Investments, at cost	$286,140,306	$3,010,449,427	$1,652,930,008	$136,876,512	$240,245,703

See accompanying notes to financial statements.

12	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)	$12,618,770
Dividends receivable	—
Accounts receivable from RiverSource Life for contract purchase payments	12,563
Receivable for share redemptions	11,827
Total assets	12,643,160

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,759
Contract terminations	1,068
Payable for investments purchased	12,563
Total liabilities	24,390
Net assets applicable to contracts in accumulation period	12,618,036
Net assets applicable to contracts in payment period	—
Net assets applicable to seed money	734
Total net assets	$12,618,770
(1) Investment shares	1,696,071
(2) Investments, at cost	$12,826,029

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	Allspg VT Index Asset Alloc, Cl 2
Investment income
Dividend income	$181,903	$—	$510,895	$1,386,090	$143,108
Variable account expenses	122,846	105,667	707,656	735,710	207,403
Investment income (loss) — net	59,057	(105,667)	(196,761)	650,380	(64,295)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,222,116	2,317,485	12,413,886	12,653,165	3,182,964
Cost of investments sold	1,055,026	1,614,994	9,372,291	12,546,008	2,280,010
Net realized gain (loss) on sales of investments	167,090	702,491	3,041,595	107,157	902,954
Distributions from capital gains	—	1,369,912	—	—	2,269,875
Net change in unrealized appreciation or depreciation of investments	636,151	194,497	15,971,360	7,267,136	313,008
Net gain (loss) on investments	803,241	2,266,900	19,012,955	7,374,293	3,485,837
Net increase (decrease) in net assets resulting from operations	$862,298	$2,161,233	$18,816,194	$8,024,673	$3,421,542

Year ended December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Mid Cap Val, Cl II
Investment income
Dividend income	$302,331	$—	$588,208	$15,302	$428,630
Variable account expenses	253,005	1,287,917	295,390	79,674	400,217
Investment income (loss) — net	49,326	(1,287,917)	292,818	(64,372)	28,413

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,029,315	23,676,287	7,091,810	1,033,995	7,797,881
Cost of investments sold	7,178,022	16,181,130	7,374,549	681,198	6,098,937
Net realized gain (loss) on sales of investments	(2,148,707)	7,495,157	(282,739)	352,797	1,698,944
Distributions from capital gains	—	14,036,357	—	270,932	—
Net change in unrealized appreciation or depreciation of investments	3,730,280	(11,991,459)	8,055,043	165,889	6,615,382
Net gain (loss) on investments	1,581,573	9,540,055	7,772,304	789,618	8,314,326
Net increase (decrease) in net assets resulting from operations	$1,630,899	$8,252,138	$8,065,122	$725,246	$8,342,739

Year ended December 31, 2021 (continued)	AC VP Ultra, Cl II	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Investment income
Dividend income	$—	$526,353	$750,431	$290,737	$—
Variable account expenses	535,302	251,266	942,019	211,214	6,484,480
Investment income (loss) — net	(535,302)	275,087	(191,588)	79,523	(6,484,480)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,279,860	4,211,831	10,497,412	2,819,869	68,726,219
Cost of investments sold	6,952,369	2,503,827	9,257,689	2,125,078	38,908,329
Net realized gain (loss) on sales of investments	4,327,491	1,708,004	1,239,723	694,791	29,817,890
Distributions from capital gains	4,011,620	—	15,297,963	750,318	—
Net change in unrealized appreciation or depreciation of investments	3,685,891	4,295,510	(11,851,697)	1,777,567	54,883,342
Net gain (loss) on investments	12,025,002	6,003,514	4,685,989	3,222,676	84,701,232
Net increase (decrease) in net assets resulting from operations	$11,489,700	$6,278,601	$4,494,401	$3,302,199	$78,216,752

See accompanying notes to financial statements.

14	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$514,953
Variable account expenses	88,325	1,370,268	3,841,542	3,890,394	138,148
Investment income (loss) — net	(88,325)	(1,370,268)	(3,841,542)	(3,890,394)	376,805

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,682,535	17,019,440	45,830,476	61,634,060	3,361,698
Cost of investments sold	1,687,755	9,050,178	14,657,882	23,540,313	3,373,648
Net realized gain (loss) on sales of investments	(5,220)	7,969,262	31,172,594	38,093,747	(11,950)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,944,287	20,033,628	76,142,366	58,412,482	(844,183)
Net gain (loss) on investments	1,939,067	28,002,890	107,314,960	96,506,229	(856,133)
Net increase (decrease) in net assets resulting from operations	$1,850,742	$26,632,622	$103,473,418	$92,615,835	$(479,328)

Year ended December 31, 2021 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Investment income
Dividend income	$1,350,533	$2,466,228	$12,172	$7,796,410	$8,700,499
Variable account expenses	1,321,668	586,477	1,139,859	1,484,413	899,848
Investment income (loss) — net	28,865	1,879,751	(1,127,687)	6,311,997	7,800,651

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	19,505,324	8,395,579	51,837,728	20,914,393	14,763,077
Cost of investments sold	13,219,255	9,801,852	51,836,699	20,305,770	16,242,791
Net realized gain (loss) on sales of investments	6,286,069	(1,406,273)	1,029	608,623	(1,479,714)
Distributions from capital gains	4,989,257	—	12,025	—	—
Net change in unrealized appreciation or depreciation of investments	(21,741,296)	(330,010)	(1,028)	(901,222)	(2,926,111)
Net gain (loss) on investments	(10,465,970)	(1,736,283)	12,026	(292,599)	(4,405,825)
Net increase (decrease) in net assets resulting from operations	$(10,437,105)	$143,468	$(1,115,661)	$6,019,398	$3,394,826

Year ended December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2
Investment income
Dividend income	$10,382,497	$—	$—	$919,786	$330,321
Variable account expenses	3,048,000	1,408,993	5,537,314	680,314	202,278
Investment income (loss) — net	7,334,497	(1,408,993)	(5,537,314)	239,472	128,043

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	49,901,570	28,954,449	60,664,275	17,098,679	11,250,330
Cost of investments sold	48,133,474	8,571,185	29,428,795	16,726,952	11,156,022
Net realized gain (loss) on sales of investments	1,768,096	20,383,264	31,235,480	371,727	94,308
Distributions from capital gains	23,329,427	—	—	—	871,481
Net change in unrealized appreciation or depreciation of investments	(36,576,830)	20,515,470	102,912,300	(1,862,620)	(2,557,361)
Net gain (loss) on investments	(11,479,307)	40,898,734	134,147,780	(1,490,893)	(1,591,572)
Net increase (decrease) in net assets resulting from operations	$(4,144,810)	$39,489,741	$128,610,466	$(1,251,421)	$(1,463,529)

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$777,906	$—	$—	$—
Variable account expenses	971,126	665,427	387,643	426,924	308,074
Investment income (loss) — net	(971,126)	112,479	(387,643)	(426,924)	(308,074)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	13,554,279	9,511,956	5,700,426	8,490,610	5,375,030
Cost of investments sold	4,406,316	7,653,776	3,447,056	3,497,169	2,425,292
Net realized gain (loss) on sales of investments	9,147,963	1,858,180	2,253,370	4,993,441	2,949,738
Distributions from capital gains	—	1,350,406	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,475,102	2,236,570	6,789,334	7,958,998	6,069,610
Net gain (loss) on investments	14,623,065	5,445,156	9,042,704	12,952,439	9,019,348
Net increase (decrease) in net assets resulting from operations	$13,651,939	$5,557,635	$8,655,061	$12,525,515	$8,711,274

Year ended December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1
Investment income
Dividend income	$1,120,659	$579,939	$635,975	$478,448	$—
Variable account expenses	534,598	112,564	496,371	624,993	1,328,374
Investment income (loss) — net	586,061	467,375	139,604	(146,545)	(1,328,374)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,600,727	2,642,291	20,865,413	9,478,154	25,970,997
Cost of investments sold	10,267,614	4,031,131	21,153,063	10,589,185	10,616,465
Net realized gain (loss) on sales of investments	333,113	(1,388,840)	(287,650)	(1,111,031)	15,354,532
Distributions from capital gains	923,596	—	859,649	1,431,678	—
Net change in unrealized appreciation or depreciation of investments	(2,942,572)	3,721,400	(2,020,306)	2,308,070	9,496,086
Net gain (loss) on investments	(1,685,863)	2,332,560	(1,448,307)	2,628,717	24,850,618
Net increase (decrease) in net assets resulting from operations	$(1,099,802)	$2,799,935	$(1,308,703)	$2,482,172	$23,522,244

Year ended December 31, 2021 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2
Investment income
Dividend income	$—	$253,157	$211,307	$2,276,436	$158,318
Variable account expenses	387,207	167,227	134,142	731,522	5,728,901
Investment income (loss) — net	(387,207)	85,930	77,165	1,544,914	(5,570,583)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,113,184	2,609,370	2,834,179	11,144,986	76,834,393
Cost of investments sold	3,424,346	2,492,598	2,650,480	11,337,021	47,143,632
Net realized gain (loss) on sales of investments	2,688,838	116,772	183,699	(192,035)	29,690,761
Distributions from capital gains	—	1,633,272	—	—	72,753,709
Net change in unrealized appreciation or depreciation of investments	8,373,773	(430,743)	1,080,002	713,488	36,860,615
Net gain (loss) on investments	11,062,611	1,319,301	1,263,701	521,453	139,305,085
Net increase (decrease) in net assets resulting from operations	$10,675,404	$1,405,231	$1,340,866	$2,066,367	$133,734,502

See accompanying notes to financial statements.

16	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Investment income
Dividend income	$949,205	$385,830	$50,685	$4,293,185	$602,781
Variable account expenses	343,923	643,938	96,394	1,693,132	597,737
Investment income (loss) — net	605,282	(258,108)	(45,709)	2,600,053	5,044

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,397,623	10,000,595	1,451,730	18,962,876	11,136,687
Cost of investments sold	2,903,359	6,395,190	989,146	18,223,688	12,147,745
Net realized gain (loss) on sales of investments	1,494,264	3,605,405	462,584	739,188	(1,011,058)
Distributions from capital gains	1,879,101	12,002,323	865,740	2,763,781	1,550,852
Net change in unrealized appreciation or depreciation of investments	4,979,124	1,337,221	679,386	(2,026,327)	14,866,940
Net gain (loss) on investments	8,352,489	16,944,949	2,007,710	1,476,642	15,406,734
Net increase (decrease) in net assets resulting from operations	$8,957,771	$16,686,841	$1,962,001	$4,076,695	$15,411,778

Year ended December 31, 2021 (continued)	Frank Inc, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Investment income
Dividend income	$2,554,404	$1,348,740	$581,121	$105,317	$26,756
Variable account expenses	598,312	1,260,345	1,073,032	79,012	49,272
Investment income (loss) — net	1,956,092	88,395	(491,911)	26,305	(22,516)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,408,721	19,587,462	18,805,750	827,422	1,000,064
Cost of investments sold	8,211,153	18,070,035	14,151,172	784,286	764,322
Net realized gain (loss) on sales of investments	197,568	1,517,427	4,654,578	43,136	235,742
Distributions from capital gains	—	3,571,332	17,101,983	—	1,262,179
Net change in unrealized appreciation or depreciation of investments	5,715,205	22,110,191	11,375,098	185,545	(263,513)
Net gain (loss) on investments	5,912,773	27,198,950	33,131,659	228,681	1,234,408
Net increase (decrease) in net assets resulting from operations	$7,868,865	$27,287,345	$32,639,748	$254,986	$1,211,892

Year ended December 31, 2021 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Investment income
Dividend income	$913,879	$—	$1,100,027	$1,592,432	$—
Variable account expenses	1,015,443	138,356	385,334	901,254	209,747
Investment income (loss) — net	(101,564)	(138,356)	714,693	691,178	(209,747)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	19,891,396	2,671,366	5,006,122	22,398,257	3,791,418
Cost of investments sold	13,283,501	1,439,240	5,098,378	17,165,558	2,580,416
Net realized gain (loss) on sales of investments	6,607,895	1,232,126	(92,256)	5,232,699	1,211,002
Distributions from capital gains	26,340,265	1,900,396	1,183,548	—	2,634,410
Net change in unrealized appreciation or depreciation of investments	(3,959,781)	(1,224,146)	975,144	21,806,406	491,061
Net gain (loss) on investments	28,988,379	1,908,376	2,066,436	27,039,105	4,336,473
Net increase (decrease) in net assets resulting from operations	$28,886,815	$1,770,020	$2,781,129	$27,730,283	$4,126,726

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II
Investment income
Dividend income	$—	$7,380,055	$1,338	$541,845	$200,837
Variable account expenses	1,631,532	1,640,035	422,412	466,511	1,092,973
Investment income (loss) — net	(1,631,532)	5,740,020	(421,074)	75,334	(892,136)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	23,282,244	27,969,319	7,372,350	8,080,465	16,496,093
Cost of investments sold	15,974,866	30,157,845	5,926,066	5,783,182	11,836,485
Net realized gain (loss) on sales of investments	7,307,378	(2,188,526)	1,446,284	2,297,283	4,659,608
Distributions from capital gains	8,614,086	—	5,151,332	3,490,903	7,022,394
Net change in unrealized appreciation or depreciation of investments	7,402,734	(11,887,113)	(1,366,448)	(3,412,247)	9,575,754
Net gain (loss) on investments	23,324,198	(14,075,639)	5,231,168	2,375,939	21,257,756
Net increase (decrease) in net assets resulting from operations	$21,692,666	$(8,335,619)	$4,810,094	$2,451,273	$20,365,620

Year ended December 31, 2021 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Investment income
Dividend income	$820,595	$42,722	$1,082,088	$46,991	$223,260
Variable account expenses	1,255,527	147,052	667,850	345,198	181,641
Investment income (loss) — net	(434,932)	(104,330)	414,238	(298,207)	41,619

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	12,589,780	2,153,446	13,023,587	6,567,177	2,764,935
Cost of investments sold	10,393,939	1,234,785	12,722,795	3,162,413	2,363,701
Net realized gain (loss) on sales of investments	2,195,841	918,661	300,792	3,404,764	401,234
Distributions from capital gains	874,263	1,611,556	1,600,738	5,387,772	—
Net change in unrealized appreciation or depreciation of investments	14,800,924	173,947	(3,741,692)	(2,140,938)	2,072,091
Net gain (loss) on investments	17,871,028	2,704,164	(1,840,162)	6,651,598	2,473,325
Net increase (decrease) in net assets resulting from operations	$17,436,096	$2,599,834	$(1,425,924)	$6,353,391	$2,514,944

Year ended December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Investment income
Dividend income	$10,712	$460,667	$25,729	$—	$2,284,343
Variable account expenses	647,117	181,327	722,294	420,738	1,444,417
Investment income (loss) — net	(636,405)	279,340	(696,565)	(420,738)	839,926

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	12,444,139	3,782,848	12,520,992	6,504,110	23,990,284
Cost of investments sold	8,111,244	3,430,842	9,145,828	4,598,024	18,947,621
Net realized gain (loss) on sales of investments	4,332,895	352,006	3,375,164	1,906,086	5,042,663
Distributions from capital gains	3,414,506	—	10,633,072	8,758,028	5,148,814
Net change in unrealized appreciation or depreciation of investments	4,154,442	1,077,776	4,471,245	(9,601,471)	6,925,841
Net gain (loss) on investments	11,901,843	1,429,782	18,479,481	1,062,643	17,117,318
Net increase (decrease) in net assets resulting from operations	$11,265,438	$1,709,122	$17,782,916	$641,905	$17,957,244

See accompanying notes to financial statements.

18	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$—	$441,304	$34,761	$18,296	$6,587,723
Variable account expenses	1,558,713	174,699	102,430	60,419	578,333
Investment income (loss) — net	(1,558,713)	266,605	(67,669)	(42,123)	6,009,390

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	34,599,806	3,801,921	1,877,137	706,744	9,292,655
Cost of investments sold	25,449,143	3,614,461	1,358,734	626,632	8,647,779
Net realized gain (loss) on sales of investments	9,150,663	187,460	518,403	80,112	644,876
Distributions from capital gains	60,196,496	—	158,890	378,142	—
Net change in unrealized appreciation or depreciation of investments	(85,652,731)	3,402,540	667,966	451,929	1,692,060
Net gain (loss) on investments	(16,305,572)	3,590,000	1,345,259	910,183	2,336,936
Net increase (decrease) in net assets resulting from operations	$(17,864,285)	$3,856,605	$1,277,590	$868,060	$8,346,326

Year ended December 31, 2021 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2
Investment income
Dividend income	$165,632	$1,127,800	$55,523	$—	$—
Variable account expenses	74,988	675,879	335,199	122,225	264,807
Investment income (loss) — net	90,644	451,921	(279,676)	(122,225)	(264,807)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	780,581	12,671,452	4,255,071	2,398,013	4,498,248
Cost of investments sold	740,360	12,734,322	2,642,533	1,565,597	5,500,262
Net realized gain (loss) on sales of investments	40,221	(62,870)	1,612,538	832,416	(1,002,014)
Distributions from capital gains	768,012	2,799,333	3,701,541	629,979	—
Net change in unrealized appreciation or depreciation of investments	(174,853)	(4,769,563)	2,962,685	2,271,698	(338,112)
Net gain (loss) on investments	633,380	(2,033,100)	8,276,764	3,734,093	(1,340,126)
Net increase (decrease) in net assets resulting from operations	$724,024	$(1,581,179)	$7,997,088	$3,611,868	$(1,604,933)

Year ended December 31, 2021 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Investment income
Dividend income	$69,456	$3,611,318	$—	$—	$—
Variable account expenses	84,162	315,070	9,985,336	5,219,722	6,204,994
Investment income (loss) — net	(14,706)	3,296,248	(9,985,336)	(5,219,722)	(6,204,994)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,402,641	6,411,897	245,252,271	98,476,170	187,360,331
Cost of investments sold	1,236,852	5,710,655	122,147,541	39,855,481	155,372,310
Net realized gain (loss) on sales of investments	165,789	701,242	123,104,730	58,620,689	31,988,021
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,719,089	(9,015,094)	26,729,264	24,777,632	(15,216,853)
Net gain (loss) on investments	1,884,878	(8,313,852)	149,833,994	83,398,321	16,771,168
Net increase (decrease) in net assets resulting from operations	$1,870,172	$(5,017,604)	$139,848,658	$78,178,599	$10,566,174

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	19

Statement of Operations

Year ended December 31, 2021 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	4,420,562	2,434,077	3,114,425	7,500,662	15,208,382
Investment income (loss) — net	(4,420,562)	(2,434,077)	(3,114,425)	(7,500,662)	(15,208,382)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	119,111,542	11,163,270	11,447,039	240,271,135	208,675,570
Cost of investments sold	89,598,187	9,156,834	9,364,473	207,824,144	159,168,536
Net realized gain (loss) on sales of investments	29,513,355	2,006,436	2,082,566	32,446,991	49,507,034
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(16,939,698)	22,751,681	36,727,995	(13,791,546)	30,371,297
Net gain (loss) on investments	12,573,657	24,758,117	38,810,561	18,655,445	79,878,331
Net increase (decrease) in net assets resulting from operations	$8,153,095	$22,324,040	$35,696,136	$11,154,783	$64,669,949

Year ended December 31, 2021 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	124,041,821	149,444,834	77,383,980	64,157,043	30,903,182
Investment income (loss) — net	(124,041,821)	(149,444,834)	(77,383,980)	(64,157,043)	(30,903,182)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	467,152,173	876,519,688	550,631,948	832,586,907	631,093,948
Cost of investments sold	303,361,216	567,145,874	307,138,670	383,658,573	311,831,569
Net realized gain (loss) on sales of investments	163,790,957	309,373,814	243,493,278	448,928,334	319,262,379
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,233,789,031	929,349,260	423,868,121	144,748,521	49,284,812
Net gain (loss) on investments	1,397,579,988	1,238,723,074	667,361,399	593,676,855	368,547,191
Net increase (decrease) in net assets resulting from operations	$1,273,538,167	$1,089,278,240	$589,977,419	$529,519,812	$337,644,009

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	17,347,361	14,143,185	11,674,237	207,894	532,712
Investment income (loss) — net	(17,347,361)	(14,143,185)	(11,674,237)	(207,894)	(532,712)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	300,961,032	207,200,376	185,711,243	4,774,468	12,873,468
Cost of investments sold	125,955,811	140,459,453	105,782,850	1,676,275	5,432,700
Net realized gain (loss) on sales of investments	175,005,221	66,740,923	79,928,393	3,098,193	7,440,768
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	44,656,033	10,770,713	(11,295,938)	2,738,888	5,830,453
Net gain (loss) on investments	219,661,254	77,511,636	68,632,455	5,837,081	13,271,221
Net increase (decrease) in net assets resulting from operations	$202,313,893	$63,368,451	$56,958,218	$5,629,187	$12,738,509
See accompanying notes to financial statements.

20	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Investment income
Dividend income	$—	$—	$—	$922,361	$1,911,600
Variable account expenses	3,515,831	36,725,805	20,468,000	1,475,394	2,311,967
Investment income (loss) — net	(3,515,831)	(36,725,805)	(20,468,000)	(553,033)	(400,367)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	96,398,248	139,092,867	110,795,546	26,176,869	42,199,996
Cost of investments sold	83,790,174	109,619,794	89,067,202	22,859,771	40,181,498
Net realized gain (loss) on sales of investments	12,608,074	29,473,073	21,728,344	3,317,098	2,018,498
Distributions from capital gains	—	—	—	2,544,504	8,567,612
Net change in unrealized appreciation or depreciation of investments	12,065,854	501,496,847	200,812,572	21,903,785	10,953,775
Net gain (loss) on investments	24,673,928	530,969,920	222,540,916	27,765,387	21,539,885
Net increase (decrease) in net assets resulting from operations	$21,158,097	$494,244,115	$202,072,916	$27,212,354	$21,139,518

Year ended December 31, 2021 (continued)					WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income					$497,866
Variable account expenses					121,292
Investment income (loss) — net					376,574

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales					1,702,430
Cost of investments sold					1,667,460
Net realized gain (loss) on sales of investments					34,970
Distributions from capital gains					—
Net change in unrealized appreciation or depreciation of investments					(411,974)
Net gain (loss) on investments					(377,004)
Net increase (decrease) in net assets resulting from operations					$(430)

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	Allspg VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$59,057	$(105,667)	$(196,761)	$650,380	$(64,295)
Net realized gain (loss) on sales of investments	167,090	702,491	3,041,595	107,157	902,954
Distributions from capital gains	—	1,369,912	—	—	2,269,875
Net change in unrealized appreciation or depreciation of investments	636,151	194,497	15,971,360	7,267,136	313,008
Net increase (decrease) in net assets resulting from operations	862,298	2,161,233	18,816,194	8,024,673	3,421,542

Contract transactions
Contract purchase payments	1,327,579	126,789	573,804	979,981	131,091
Net transfers(1)	87,445	167,011	(1,769,487)	(1,400,207)	(382,857)
Transfers for policy loans	—	(799)	4,491	23,962	10,678
Adjustments to net assets allocated to contracts in payment period	—	75,275	(7,537)	(21,555)	(51,141)
Contract charges	(3,400)	(7,563)	(52,998)	(107,869)	(14,112)
Contract terminations:
Surrender benefits	(510,409)	(1,064,653)	(7,070,681)	(8,442,079)	(2,208,703)
Death benefits	(374,361)	(186,412)	(1,291,908)	(1,253,246)	(229,339)
Increase (decrease) from contract transactions	526,854	(890,352)	(9,614,316)	(10,221,013)	(2,744,383)
Net assets at beginning of year	10,461,123	10,373,650	73,637,954	83,458,737	24,170,829
Net assets at end of year	$11,850,275	$11,644,531	$82,839,832	$81,262,397	$24,847,988

Accumulation unit activity
Units outstanding at beginning of year	7,781,875	3,590,158	26,311,008	52,865,319	7,351,426
Units purchased	1,020,800	147,699	338,467	777,962	42,016
Units redeemed	(645,539)	(441,678)	(3,290,142)	(6,728,097)	(823,652)
Units outstanding at end of year	8,157,136	3,296,179	23,359,333	46,915,184	6,569,790

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Mid Cap Val, Cl II
Operations
Investment income (loss) — net	$49,326	$(1,287,917)	$292,818	$(64,372)	$28,413
Net realized gain (loss) on sales of investments	(2,148,707)	7,495,157	(282,739)	352,797	1,698,944
Distributions from capital gains	—	14,036,357	—	270,932	—
Net change in unrealized appreciation or depreciation of investments	3,730,280	(11,991,459)	8,055,043	165,889	6,615,382
Net increase (decrease) in net assets resulting from operations	1,630,899	8,252,138	8,065,122	725,246	8,342,739

Contract transactions
Contract purchase payments	262,971	6,729,771	2,572,561	64,586	357,636
Net transfers(1)	176,331	(3,944,090)	(814,335)	(4,627)	(1,342,991)
Transfers for policy loans	13,502	23,735	(3,367)	5,873	1,761
Adjustments to net assets allocated to contracts in payment period	8,815	(38,056)	(6,121)	(5,987)	(25,240)
Contract charges	(31,786)	(58,462)	(12,449)	(1,983)	(24,681)
Contract terminations:
Surrender benefits	(2,886,759)	(9,994,554)	(1,939,010)	(727,941)	(4,346,154)
Death benefits	(363,705)	(2,410,684)	(468,886)	(41,015)	(583,140)
Increase (decrease) from contract transactions	(2,820,631)	(9,692,340)	(671,607)	(711,094)	(5,962,809)
Net assets at beginning of year	27,472,418	123,475,002	22,313,815	9,326,745	40,390,737
Net assets at end of year	$26,282,686	$122,034,800	$29,707,330	$9,340,897	$42,770,667

Accumulation unit activity
Units outstanding at beginning of year	16,330,827	23,583,472	31,725,253	3,870,709	14,792,583
Units purchased	392,087	1,307,684	3,932,972	45,802	158,411
Units redeemed	(1,970,418)	(3,002,948)	(4,646,824)	(319,759)	(2,110,083)
Units outstanding at end of year	14,752,496	21,888,208	31,011,401	3,596,752	12,840,911

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Ultra, Cl II	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Operations
Investment income (loss) — net	$(535,302)	$275,087	$(191,588)	$79,523	$(6,484,480)
Net realized gain (loss) on sales of investments	4,327,491	1,708,004	1,239,723	694,791	29,817,890
Distributions from capital gains	4,011,620	—	15,297,963	750,318	—
Net change in unrealized appreciation or depreciation of investments	3,685,891	4,295,510	(11,851,697)	1,777,567	54,883,342
Net increase (decrease) in net assets resulting from operations	11,489,700	6,278,601	4,494,401	3,302,199	78,216,752

Contract transactions
Contract purchase payments	328,446	216,037	7,696,707	119,736	18,477,378
Net transfers(1)	(486,447)	(158,273)	3,892,746	365,889	32,380,910
Transfers for policy loans	304	4,101	7,544	18,870	5,303
Adjustments to net assets allocated to contracts in payment period	87,281	(144,283)	(44,954)	(5,055)	(361,822)
Contract charges	(34,969)	(5,756)	(35,434)	(18,587)	(285,110)
Contract terminations:
Surrender benefits	(5,277,317)	(2,771,188)	(6,158,861)	(1,711,125)	(51,746,769)
Death benefits	(1,085,901)	(332,381)	(1,577,492)	(543,032)	(10,582,164)
Increase (decrease) from contract transactions	(6,468,603)	(3,191,743)	3,780,256	(1,773,304)	(12,112,274)
Net assets at beginning of year	54,980,972	27,764,574	83,867,747	24,245,668	577,611,892
Net assets at end of year	$60,002,069	$30,851,432	$92,142,404	$25,774,563	$643,716,370

Accumulation unit activity
Units outstanding at beginning of year	11,056,907	6,915,778	49,336,687	9,850,076	202,405,994
Units purchased	134,071	52,784	6,711,664	191,070	17,467,695
Units redeemed	(1,300,588)	(722,373)	(4,563,878)	(869,252)	(21,025,177)
Units outstanding at end of year	9,890,390	6,246,189	51,484,473	9,171,894	198,848,512

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(88,325)	$(1,370,268)	$(3,841,542)	$(3,890,394)	$376,805
Net realized gain (loss) on sales of investments	(5,220)	7,969,262	31,172,594	38,093,747	(11,950)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,944,287	20,033,628	76,142,366	58,412,482	(844,183)
Net increase (decrease) in net assets resulting from operations	1,850,742	26,632,622	103,473,418	92,615,835	(479,328)

Contract transactions
Contract purchase payments	1,185,189	6,527,815	2,161,468	2,998,840	947,183
Net transfers(1)	4,069,869	1,551,876	(6,278,695)	(10,277,483)	180,648
Transfers for policy loans	171	19,892	236,098	155,966	1,455
Adjustments to net assets allocated to contracts in payment period	—	(43,991)	(759,344)	(464,653)	(6,600)
Contract charges	(2,285)	(60,726)	(343,628)	(316,191)	(4,664)
Contract terminations:
Surrender benefits	(445,886)	(8,648,732)	(27,964,803)	(40,291,947)	(1,120,251)
Death benefits	(14,863)	(1,346,157)	(5,804,520)	(6,623,472)	(327,922)
Increase (decrease) from contract transactions	4,792,195	(2,000,023)	(38,753,424)	(54,818,940)	(330,151)
Net assets at beginning of year	4,373,218	118,781,485	347,018,872	395,050,772	14,139,515
Net assets at end of year	$11,016,155	$143,414,084	$411,738,866	$432,847,667	$13,330,036

Accumulation unit activity
Units outstanding at beginning of year	8,170,211	46,707,257	116,774,399	128,498,033	12,121,739
Units purchased	8,294,169	3,077,338	819,396	963,402	1,182,709
Units redeemed	(712,712)	(3,783,203)	(12,095,864)	(16,713,870)	(1,450,039)
Units outstanding at end of year	15,751,668	46,001,392	105,497,931	112,747,565	11,854,409

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$28,865	$1,879,751	$(1,127,687)	$6,311,997	$7,800,651
Net realized gain (loss) on sales of investments	6,286,069	(1,406,273)	1,029	608,623	(1,479,714)
Distributions from capital gains	4,989,257	—	12,025	—	—
Net change in unrealized appreciation or depreciation of investments	(21,741,296)	(330,010)	(1,028)	(901,222)	(2,926,111)
Net increase (decrease) in net assets resulting from operations	(10,437,105)	143,468	(1,115,661)	6,019,398	3,394,826

Contract transactions
Contract purchase payments	1,285,816	423,511	2,590,354	810,067	528,902
Net transfers(1)	2,337,269	2,585,606	5,797,329	1,138,718	879,068
Transfers for policy loans	59,422	11,550	84,050	17,338	6,348
Adjustments to net assets allocated to contracts in payment period	(37,784)	(44,740)	(35,993)	(199,444)	(22,274)
Contract charges	(116,763)	(97,195)	(113,005)	(98,381)	(144,742)
Contract terminations:
Surrender benefits	(13,928,983)	(5,754,873)	(30,005,151)	(14,776,330)	(9,725,669)
Death benefits	(1,470,155)	(1,596,283)	(2,394,779)	(3,366,123)	(2,206,786)
Increase (decrease) from contract transactions	(11,871,178)	(4,472,424)	(24,077,195)	(16,474,155)	(10,685,153)
Net assets at beginning of year	139,658,114	64,307,847	135,582,625	163,849,224	101,998,697
Net assets at end of year	$117,349,831	$59,978,891	$110,389,769	$153,394,467	$94,708,370

Accumulation unit activity
Units outstanding at beginning of year	38,325,602	38,476,819	123,714,814	55,713,045	42,051,511
Units purchased	1,104,415	1,887,024	8,640,465	785,933	761,238
Units redeemed	(4,399,259)	(4,482,274)	(30,920,199)	(6,260,912)	(5,098,842)
Units outstanding at end of year	35,030,758	35,881,569	101,435,080	50,238,066	37,713,907

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2
Operations
Investment income (loss) — net	$7,334,497	$(1,408,993)	$(5,537,314)	$239,472	$128,043
Net realized gain (loss) on sales of investments	1,768,096	20,383,264	31,235,480	371,727	94,308
Distributions from capital gains	23,329,427	—	—	—	871,481
Net change in unrealized appreciation or depreciation of investments	(36,576,830)	20,515,470	102,912,300	(1,862,620)	(2,557,361)
Net increase (decrease) in net assets resulting from operations	(4,144,810)	39,489,741	128,610,466	(1,251,421)	(1,463,529)

Contract transactions
Contract purchase payments	1,760,047	930,296	21,055,037	8,548,986	898,509
Net transfers(1)	6,254,809	(4,638,996)	12,451,851	5,244,702	(6,269,175)
Transfers for policy loans	63,667	(13,621)	47,119	7,729	(515)
Adjustments to net assets allocated to contracts in payment period	(295,072)	(40,395)	(303,737)	(3,301)	(10,035)
Contract charges	(361,384)	(116,309)	(227,827)	(22,899)	(6,671)
Contract terminations:
Surrender benefits	(32,617,663)	(16,584,678)	(36,841,369)	(5,180,675)	(2,237,743)
Death benefits	(7,034,092)	(3,365,035)	(8,868,452)	(2,052,688)	(463,530)
Increase (decrease) from contract transactions	(32,229,688)	(23,828,738)	(12,687,378)	6,541,854	(8,089,160)
Net assets at beginning of year	342,522,574	152,397,074	479,899,896	62,924,400	27,008,491
Net assets at end of year	$306,148,076	$168,058,077	$595,822,984	$68,214,833	$17,455,802

Accumulation unit activity
Units outstanding at beginning of year	160,950,028	55,015,614	152,957,505	54,108,549	19,114,334
Units purchased	4,094,817	417,521	10,297,105	13,191,269	824,181
Units redeemed	(19,362,419)	(8,054,744)	(13,351,658)	(7,565,162)	(7,026,406)
Units outstanding at end of year	145,682,426	47,378,391	149,902,952	59,734,656	12,912,109

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(971,126)	$112,479	$(387,643)	$(426,924)	$(308,074)
Net realized gain (loss) on sales of investments	9,147,963	1,858,180	2,253,370	4,993,441	2,949,738
Distributions from capital gains	—	1,350,406	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,475,102	2,236,570	6,789,334	7,958,998	6,069,610
Net increase (decrease) in net assets resulting from operations	13,651,939	5,557,635	8,655,061	12,525,515	8,711,274

Contract transactions
Contract purchase payments	571,695	688,339	427,604	393,984	329,787
Net transfers(1)	(785,585)	(111,034)	10,589,206	(226,178)	831,530
Transfers for policy loans	14,006	50,247	(2,619)	8,126	12,043
Adjustments to net assets allocated to contracts in payment period	(81,480)	(279,371)	(14,439)	5,069	(10,786)
Contract charges	(53,747)	(40,955)	(23,637)	(33,513)	(23,975)
Contract terminations:
Surrender benefits	(8,924,794)	(6,073,247)	(3,679,961)	(5,344,093)	(3,409,590)
Death benefits	(936,017)	(957,770)	(746,813)	(673,425)	(500,128)
Increase (decrease) from contract transactions	(10,195,922)	(6,723,791)	6,549,341	(5,870,030)	(2,771,119)
Net assets at beginning of year	92,334,853	64,166,474	31,992,998	43,097,531	30,098,657
Net assets at end of year	$95,790,870	$63,000,318	$47,197,400	$49,753,016	$36,038,812

Accumulation unit activity
Units outstanding at beginning of year	24,410,008	36,058,004	10,598,368	15,060,312	8,683,590
Units purchased	193,221	580,626	3,211,302	229,847	423,694
Units redeemed	(2,571,403)	(4,069,317)	(1,260,541)	(2,019,900)	(1,012,981)
Units outstanding at end of year	22,031,826	32,569,313	12,549,129	13,270,259	8,094,303

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1
Operations
Investment income (loss) — net	$586,061	$467,375	$139,604	$(146,545)	$(1,328,374)
Net realized gain (loss) on sales of investments	333,113	(1,388,840)	(287,650)	(1,111,031)	15,354,532
Distributions from capital gains	923,596	—	859,649	1,431,678	—
Net change in unrealized appreciation or depreciation of investments	(2,942,572)	3,721,400	(2,020,306)	2,308,070	9,496,086
Net increase (decrease) in net assets resulting from operations	(1,099,802)	2,799,935	(1,308,703)	2,482,172	23,522,244

Contract transactions
Contract purchase payments	390,575	261,477	3,940,383	283,366	997,350
Net transfers(1)	1,766,240	779,838	(7,620,290)	7,695,695	(7,780,755)
Transfers for policy loans	12,832	3,874	(3,446)	6,345	32,124
Adjustments to net assets allocated to contracts in payment period	(25,135)	(554)	—	(27,229)	(30,943)
Contract charges	(37,460)	(7,566)	(16,503)	(177,166)	(113,651)
Contract terminations:
Surrender benefits	(6,019,866)	(1,256,656)	(5,190,080)	(6,320,628)	(14,169,173)
Death benefits	(1,425,064)	(102,639)	(893,399)	(1,348,016)	(2,083,689)
Increase (decrease) from contract transactions	(5,337,878)	(322,226)	(9,783,335)	112,367	(23,148,737)
Net assets at beginning of year	61,785,566	10,127,662	55,042,692	67,369,034	143,801,141
Net assets at end of year	$55,347,886	$12,605,371	$43,950,654	$69,963,573	$144,174,648

Accumulation unit activity
Units outstanding at beginning of year	41,014,603	21,422,578	53,584,190	39,638,358	62,336,420
Units purchased	1,731,249	2,300,093	5,007,236	4,737,297	429,534
Units redeemed	(5,307,135)	(2,672,846)	(14,650,641)	(4,584,748)	(9,575,566)
Units outstanding at end of year	37,438,717	21,049,825	43,940,785	39,790,907	53,190,388

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2
Operations
Investment income (loss) — net	$(387,207)	$85,930	$77,165	$1,544,914	$(5,570,583)
Net realized gain (loss) on sales of investments	2,688,838	116,772	183,699	(192,035)	29,690,761
Distributions from capital gains	—	1,633,272	—	—	72,753,709
Net change in unrealized appreciation or depreciation of investments	8,373,773	(430,743)	1,080,002	713,488	36,860,615
Net increase (decrease) in net assets resulting from operations	10,675,404	1,405,231	1,340,866	2,066,367	133,734,502

Contract transactions
Contract purchase payments	364,554	626,152	478,037	725,692	24,961,417
Net transfers(1)	4,503,776	(365,340)	2,370,298	7,956,730	(15,718,467)
Transfers for policy loans	8,472	(365)	(1,942)	17,056	(22,946)
Adjustments to net assets allocated to contracts in payment period	(67,273)	(24,207)	(2,170)	(37,763)	(115,699)
Contract charges	(24,963)	(6,098)	(5,247)	(68,502)	(258,512)
Contract terminations:
Surrender benefits	(3,854,055)	(1,057,951)	(1,111,012)	(8,381,481)	(50,008,035)
Death benefits	(439,807)	(305,575)	(166,200)	(1,739,579)	(8,359,678)
Increase (decrease) from contract transactions	490,704	(1,133,384)	1,561,764	(1,527,847)	(49,521,920)
Net assets at beginning of year	34,991,576	15,965,029	12,104,333	78,847,717	534,239,456
Net assets at end of year	$46,157,684	$16,236,876	$15,006,963	$79,386,237	$618,452,038

Accumulation unit activity
Units outstanding at beginning of year	10,051,638	10,756,237	10,983,851	53,305,625	156,502,878
Units purchased	1,185,335	530,146	2,387,996	5,839,963	6,575,028
Units redeemed	(1,059,157)	(1,267,668)	(1,102,655)	(6,838,734)	(19,460,463)
Units outstanding at end of year	10,177,816	10,018,715	12,269,192	52,306,854	143,617,443

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Operations
Investment income (loss) — net	$605,282	$(258,108)	$(45,709)	$2,600,053	$5,044
Net realized gain (loss) on sales of investments	1,494,264	3,605,405	462,584	739,188	(1,011,058)
Distributions from capital gains	1,879,101	12,002,323	865,740	2,763,781	1,550,852
Net change in unrealized appreciation or depreciation of investments	4,979,124	1,337,221	679,386	(2,026,327)	14,866,940
Net increase (decrease) in net assets resulting from operations	8,957,771	16,686,841	1,962,001	4,076,695	15,411,778

Contract transactions
Contract purchase payments	195,393	477,942	87,769	10,368,555	707,257
Net transfers(1)	(131,110)	(1,940,420)	(105,147)	20,490,450	(1,602,967)
Transfers for policy loans	34,316	33,463	6,335	26,026	17,199
Adjustments to net assets allocated to contracts in payment period	(43,610)	(142,057)	(16,613)	79,148	80,030
Contract charges	(9,416)	(17,082)	(2,528)	(57,109)	(53,952)
Contract terminations:
Surrender benefits	(3,119,785)	(6,784,343)	(1,005,911)	(14,446,742)	(7,398,284)
Death benefits	(484,738)	(722,095)	(47,384)	(2,750,042)	(931,747)
Increase (decrease) from contract transactions	(3,558,950)	(9,094,592)	(1,083,479)	13,710,286	(9,182,464)
Net assets at beginning of year	37,318,832	71,388,806	11,088,443	159,417,632	64,477,036
Net assets at end of year	$42,717,653	$78,981,055	$11,966,965	$177,204,613	$70,706,350

Accumulation unit activity
Units outstanding at beginning of year	12,828,800	8,169,100	5,118,065	127,919,805	26,983,898
Units purchased	68,597	54,964	39,735	24,544,160	327,965
Units redeemed	(1,115,847)	(957,908)	(498,047)	(13,734,213)	(3,783,600)
Units outstanding at end of year	11,781,550	7,266,156	4,659,753	138,729,752	23,528,263

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Frank Inc, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Operations
Investment income (loss) — net	$1,956,092	$88,395	$(491,911)	$26,305	$(22,516)
Net realized gain (loss) on sales of investments	197,568	1,517,427	4,654,578	43,136	235,742
Distributions from capital gains	—	3,571,332	17,101,983	—	1,262,179
Net change in unrealized appreciation or depreciation of investments	5,715,205	22,110,191	11,375,098	185,545	(263,513)
Net increase (decrease) in net assets resulting from operations	7,868,865	27,287,345	32,639,748	254,986	1,211,892

Contract transactions
Contract purchase payments	3,200,671	5,378,228	648,563	399,742	35,534
Net transfers(1)	1,588,870	698,714	(4,391,843)	667,970	(5,716)
Transfers for policy loans	4,014	287	33,444	—	5,030
Adjustments to net assets allocated to contracts in payment period	7,106	(29,380)	2,776	(290)	(2,886)
Contract charges	(19,410)	(67,016)	(117,403)	(2,994)	(1,512)
Contract terminations:
Surrender benefits	(3,638,449)	(12,479,285)	(12,030,403)	(265,100)	(685,397)
Death benefits	(1,275,179)	(1,902,148)	(1,473,291)	(102,123)	(129,452)
Increase (decrease) from contract transactions	(132,377)	(8,400,600)	(17,328,157)	697,205	(784,399)
Net assets at beginning of year	52,300,809	115,452,300	116,601,769	7,104,398	5,450,744
Net assets at end of year	$60,037,297	$134,339,045	$131,913,360	$8,056,589	$5,878,237

Accumulation unit activity
Units outstanding at beginning of year	38,727,567	28,578,192	19,376,417	7,249,521	1,238,111
Units purchased	3,650,464	1,621,935	105,841	1,100,388	14,959
Units redeemed	(3,902,670)	(3,406,317)	(2,588,248)	(409,971)	(164,892)
Units outstanding at end of year	38,475,361	26,793,810	16,894,010	7,939,938	1,088,178

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$(101,564)	$(138,356)	$714,693	$691,178	$(209,747)
Net realized gain (loss) on sales of investments	6,607,895	1,232,126	(92,256)	5,232,699	1,211,002
Distributions from capital gains	26,340,265	1,900,396	1,183,548	—	2,634,410
Net change in unrealized appreciation or depreciation of investments	(3,959,781)	(1,224,146)	975,144	21,806,406	491,061
Net increase (decrease) in net assets resulting from operations	28,886,815	1,770,020	2,781,129	27,730,283	4,126,726

Contract transactions
Contract purchase payments	457,776	56,974	1,900,863	556,304	98,017
Net transfers(1)	(5,847,963)	(838,136)	1,370,155	(7,988,789)	(351,475)
Transfers for policy loans	14,125	26,391	(7,846)	26,969	(3,005)
Adjustments to net assets allocated to contracts in payment period	(109,184)	(2,419)	(132,305)	106,877	(13,525)
Contract charges	(163,660)	(4,633)	(13,553)	(223,371)	(11,858)
Contract terminations:
Surrender benefits	(10,054,746)	(1,552,141)	(2,738,539)	(9,491,753)	(2,195,276)
Death benefits	(1,924,410)	(125,084)	(479,104)	(2,652,564)	(471,186)
Increase (decrease) from contract transactions	(17,628,062)	(2,439,048)	(100,329)	(19,666,327)	(2,948,308)
Net assets at beginning of year	109,200,750	16,876,621	34,795,535	94,657,806	24,154,944
Net assets at end of year	$120,459,503	$16,207,593	$37,476,335	$102,721,762	$25,333,362

Accumulation unit activity
Units outstanding at beginning of year	34,241,674	4,758,183	25,879,810	36,169,809	15,946,166
Units purchased	129,636	21,586	2,452,759	292,788	59,927
Units redeemed	(4,956,094)	(662,821)	(2,442,960)	(6,680,426)	(1,846,621)
Units outstanding at end of year	29,415,216	4,116,948	25,889,609	29,782,171	14,159,472

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II
Operations
Investment income (loss) — net	$(1,631,532)	$5,740,020	$(421,074)	$75,334	$(892,136)
Net realized gain (loss) on sales of investments	7,307,378	(2,188,526)	1,446,284	2,297,283	4,659,608
Distributions from capital gains	8,614,086	—	5,151,332	3,490,903	7,022,394
Net change in unrealized appreciation or depreciation of investments	7,402,734	(11,887,113)	(1,366,448)	(3,412,247)	9,575,754
Net increase (decrease) in net assets resulting from operations	21,692,666	(8,335,619)	4,810,094	2,451,273	20,365,620

Contract transactions
Contract purchase payments	6,581,459	2,294,250	449,975	485,976	5,224,927
Net transfers(1)	(2,423,052)	(984,386)	(621,883)	(298,810)	(1,662,258)
Transfers for policy loans	12,245	42,444	1,278	20,539	6,557
Adjustments to net assets allocated to contracts in payment period	(57,217)	(129,541)	(16,126)	(17,494)	60,599
Contract charges	(83,877)	(213,558)	(25,004)	(42,019)	(49,079)
Contract terminations:
Surrender benefits	(13,307,611)	(16,522,214)	(3,950,736)	(5,224,847)	(8,718,766)
Death benefits	(2,101,151)	(3,884,325)	(534,098)	(711,156)	(1,431,971)
Increase (decrease) from contract transactions	(11,379,204)	(19,397,330)	(4,696,594)	(5,787,811)	(6,569,991)
Net assets at beginning of year	158,216,377	192,491,359	46,552,979	53,196,915	98,849,877
Net assets at end of year	$168,529,839	$164,758,410	$46,666,479	$49,860,377	$112,645,506

Accumulation unit activity
Units outstanding at beginning of year	44,144,319	109,621,404	14,172,573	23,325,526	27,781,304
Units purchased	1,720,979	2,000,752	333,032	379,845	1,441,536
Units redeemed	(4,677,183)	(13,358,745)	(1,700,885)	(2,795,108)	(3,055,116)
Units outstanding at end of year	41,188,115	98,263,411	12,804,720	20,910,263	26,167,724

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$(434,932)	$(104,330)	$414,238	$(298,207)	$41,619
Net realized gain (loss) on sales of investments	2,195,841	918,661	300,792	3,404,764	401,234
Distributions from capital gains	874,263	1,611,556	1,600,738	5,387,772	—
Net change in unrealized appreciation or depreciation of investments	14,800,924	173,947	(3,741,692)	(2,140,938)	2,072,091
Net increase (decrease) in net assets resulting from operations	17,436,096	2,599,834	(1,425,924)	6,353,391	2,514,944

Contract transactions
Contract purchase payments	19,550,293	107,956	4,063,778	223,958	156,497
Net transfers(1)	8,188,514	(654,894)	1,497,266	(1,138,737)	103,620
Transfers for policy loans	25,811	25,048	7,058	9,778	30,586
Adjustments to net assets allocated to contracts in payment period	(7,978)	205	(5,275)	(24,164)	(13,017)
Contract charges	(36,008)	(4,680)	(20,143)	(14,189)	(9,645)
Contract terminations:
Surrender benefits	(6,588,928)	(1,027,203)	(5,212,021)	(3,667,309)	(1,766,680)
Death benefits	(1,742,484)	(160,102)	(1,337,999)	(253,824)	(331,015)
Increase (decrease) from contract transactions	19,389,220	(1,713,670)	(1,007,336)	(4,864,487)	(1,829,654)
Net assets at beginning of year	100,413,323	17,483,754	67,138,609	39,830,721	20,941,836
Net assets at end of year	$137,238,639	$18,369,918	$64,705,349	$41,319,625	$21,627,126

Accumulation unit activity
Units outstanding at beginning of year	74,252,503	6,521,022	55,738,941	12,474,432	11,851,588
Units purchased	19,309,467	45,502	5,160,906	77,396	220,522
Units redeemed	(5,810,168)	(640,855)	(6,018,319)	(1,509,898)	(1,186,249)
Units outstanding at end of year	87,751,802	5,925,669	54,881,528	11,041,930	10,885,861

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(636,405)	$279,340	$(696,565)	$(420,738)	$839,926
Net realized gain (loss) on sales of investments	4,332,895	352,006	3,375,164	1,906,086	5,042,663
Distributions from capital gains	3,414,506	—	10,633,072	8,758,028	5,148,814
Net change in unrealized appreciation or depreciation of investments	4,154,442	1,077,776	4,471,245	(9,601,471)	6,925,841
Net increase (decrease) in net assets resulting from operations	11,265,438	1,709,122	17,782,916	641,905	17,957,244

Contract transactions
Contract purchase payments	3,258,114	1,038,355	499,932	275,524	3,330,836
Net transfers(1)	(1,968,466)	(685,839)	(3,036,904)	(876,412)	(5,885,189)
Transfers for policy loans	(2,917)	1,409	19,243	6,437	8,186
Adjustments to net assets allocated to contracts in payment period	7,126	—	7,478	(36,983)	(51,632)
Contract charges	(59,759)	(6,844)	(38,279)	(28,772)	(85,304)
Contract terminations:
Surrender benefits	(5,603,703)	(862,631)	(6,429,501)	(3,881,209)	(12,688,166)
Death benefits	(1,195,808)	(1,341,306)	(740,630)	(587,654)	(3,305,063)
Increase (decrease) from contract transactions	(5,565,413)	(1,856,856)	(9,718,661)	(5,129,069)	(18,676,332)
Net assets at beginning of year	61,213,869	17,230,411	76,753,079	49,535,853	155,077,144
Net assets at end of year	$66,913,894	$17,082,677	$84,817,334	$45,048,689	$154,358,056

Accumulation unit activity
Units outstanding at beginning of year	18,250,099	11,732,231	35,259,601	10,532,653	40,895,329
Units purchased	1,101,983	762,635	306,787	60,776	873,762
Units redeemed	(2,560,311)	(1,996,736)	(4,293,308)	(1,082,536)	(5,875,272)
Units outstanding at end of year	16,791,771	10,498,130	31,273,080	9,510,893	35,893,819

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$(1,558,713)	$266,605	$(67,669)	$(42,123)	$6,009,390
Net realized gain (loss) on sales of investments	9,150,663	187,460	518,403	80,112	644,876
Distributions from capital gains	60,196,496	—	158,890	378,142	—
Net change in unrealized appreciation or depreciation of investments	(85,652,731)	3,402,540	667,966	451,929	1,692,060
Net increase (decrease) in net assets resulting from operations	(17,864,285)	3,856,605	1,277,590	868,060	8,346,326

Contract transactions
Contract purchase payments	12,357,578	167,309	89,685	503,534	1,087,141
Net transfers(1)	(5,207,801)	(644,382)	(111,389)	819,021	(1,560,869)
Transfers for policy loans	(9,382)	4,364	187	212	9,904
Adjustments to net assets allocated to contracts in payment period	23,146	(3,828)	(166)	1,522	(55,479)
Contract charges	(67,022)	(17,783)	(12,688)	(1,767)	(60,324)
Contract terminations:
Surrender benefits	(11,205,759)	(2,137,960)	(848,844)	(265,063)	(4,760,564)
Death benefits	(2,495,314)	(200,415)	(190,126)	(108,909)	(1,334,653)
Increase (decrease) from contract transactions	(6,604,554)	(2,832,695)	(1,073,341)	948,550	(6,674,844)
Net assets at beginning of year	154,281,030	18,245,689	10,622,748	4,769,072	58,127,758
Net assets at end of year	$129,812,191	$19,269,599	$10,826,997	$6,585,682	$59,799,240

Accumulation unit activity
Units outstanding at beginning of year	19,576,852	13,407,797	6,799,600	4,401,416	32,326,045
Units purchased	1,675,345	173,416	242,526	1,164,590	734,519
Units redeemed	(2,462,253)	(2,036,257)	(867,582)	(356,719)	(4,150,628)
Units outstanding at end of year	18,789,944	11,544,956	6,174,544	5,209,287	28,909,936

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$90,644	$451,921	$(279,676)	$(122,225)	$(264,807)
Net realized gain (loss) on sales of investments	40,221	(62,870)	1,612,538	832,416	(1,002,014)
Distributions from capital gains	768,012	2,799,333	3,701,541	629,979	—
Net change in unrealized appreciation or depreciation of investments	(174,853)	(4,769,563)	2,962,685	2,271,698	(338,112)
Net increase (decrease) in net assets resulting from operations	724,024	(1,581,179)	7,997,088	3,611,868	(1,604,933)

Contract transactions
Contract purchase payments	1,311,375	6,691,777	193,785	97,886	1,028,835
Net transfers(1)	35,646	(106,161)	194,532	(626,538)	(338,448)
Transfers for policy loans	(680)	12,101	(3,004)	11,384	1,306
Adjustments to net assets allocated to contracts in payment period	(526)	—	(503)	(11,913)	—
Contract charges	(1,453)	(17,541)	(18,127)	(3,692)	(7,370)
Contract terminations:
Surrender benefits	(367,304)	(4,336,394)	(2,561,252)	(1,361,451)	(1,556,810)
Death benefits	(38,891)	(924,799)	(377,406)	(224,794)	(517,433)
Increase (decrease) from contract transactions	938,167	1,318,983	(2,571,975)	(2,119,118)	(1,389,920)
Net assets at beginning of year	5,746,716	64,444,377	36,224,338	12,922,738	27,164,064
Net assets at end of year	$7,408,907	$64,182,181	$41,649,451	$14,415,488	$24,169,211

Accumulation unit activity
Units outstanding at beginning of year	4,148,150	54,941,667	8,423,998	2,174,081	29,604,899
Units purchased	1,109,464	7,112,830	154,402	16,110	1,822,162
Units redeemed	(459,902)	(5,982,184)	(674,321)	(309,296)	(3,406,353)
Units outstanding at end of year	4,797,712	56,072,313	7,904,079	1,880,895	28,020,708

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$(14,706)	$3,296,248	$(9,985,336)	$(5,219,722)	$(6,204,994)
Net realized gain (loss) on sales of investments	165,789	701,242	123,104,730	58,620,689	31,988,021
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,719,089	(9,015,094)	26,729,264	24,777,632	(15,216,853)
Net increase (decrease) in net assets resulting from operations	1,870,172	(5,017,604)	139,848,658	78,178,599	10,566,174

Contract transactions
Contract purchase payments	84,796	3,240,532	55,244,968	4,754,283	24,080,343
Net transfers(1)	(297,920)	806,125	(96,215,962)	(20,260,520)	(21,706,751)
Transfers for policy loans	13,976	(222)	(52,227)	168,897	(882)
Adjustments to net assets allocated to contracts in payment period	(17,836)	—	71,371	—	26,859
Contract charges	(3,103)	(8,277)	(6,088,960)	(2,788,281)	(4,804,176)
Contract terminations:
Surrender benefits	(905,393)	(1,926,180)	(112,562,818)	(61,199,679)	(68,632,841)
Death benefits	(125,673)	(232,750)	(9,254,358)	(1,420,324)	(15,702,196)
Increase (decrease) from contract transactions	(1,251,153)	1,879,228	(168,857,986)	(80,745,624)	(86,739,644)
Net assets at beginning of year	8,951,022	33,395,974	1,022,254,389	563,162,903	651,949,069
Net assets at end of year	$9,570,041	$30,257,598	$993,245,061	$560,595,878	$575,775,599

Accumulation unit activity
Units outstanding at beginning of year	2,673,065	24,608,649	447,139,775	244,947,371	444,638,598
Units purchased	24,495	3,613,746	23,223,616	2,425,786	21,539,265
Units redeemed	(336,547)	(2,001,791)	(91,036,542)	(34,725,714)	(80,038,209)
Units outstanding at end of year	2,361,013	26,220,604	379,326,849	212,647,443	386,139,654

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(4,420,562)	$(2,434,077)	$(3,114,425)	$(7,500,662)	$(15,208,382)
Net realized gain (loss) on sales of investments	29,513,355	2,006,436	2,082,566	32,446,991	49,507,034
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(16,939,698)	22,751,681	36,727,995	(13,791,546)	30,371,297
Net increase (decrease) in net assets resulting from operations	8,153,095	22,324,040	35,696,136	11,154,783	64,669,949

Contract transactions
Contract purchase payments	658,211	18,037,654	38,782,295	13,612,336	27,893,172
Net transfers(1)	(39,068,201)	17,688,196	26,075,023	(100,058,084)	(44,693,832)
Transfers for policy loans	15,315	4,253	—	8,837	3,494
Adjustments to net assets allocated to contracts in payment period	—	—	29,690	78,870	(143,132)
Contract charges	(2,886,162)	(3,070,405)	(3,827,090)	(10,384,721)	(18,750,206)
Contract terminations:
Surrender benefits	(42,066,189)	(7,055,823)	(6,559,743)	(48,926,691)	(73,867,133)
Death benefits	(13,978,112)	(2,153,028)	(2,370,582)	(7,740,582)	(17,701,631)
Increase (decrease) from contract transactions	(97,325,138)	23,450,847	52,129,593	(153,410,035)	(127,259,268)
Net assets at beginning of year	508,729,115	220,499,737	263,829,471	826,131,293	1,535,497,817
Net assets at end of year	$419,557,072	$266,274,624	$351,655,200	$683,876,041	$1,472,908,498

Accumulation unit activity
Units outstanding at beginning of year	345,596,844	185,210,047	207,705,529	649,931,678	1,128,541,922
Units purchased	466,390	28,495,480	48,442,160	11,486,230	21,599,330
Units redeemed	(66,159,730)	(9,716,373)	(9,414,630)	(132,061,271)	(113,235,548)
Units outstanding at end of year	279,903,504	203,989,154	246,733,059	529,356,637	1,036,905,704

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(124,041,821)	$(149,444,834)	$(77,383,980)	$(64,157,043)	$(30,903,182)
Net realized gain (loss) on sales of investments	163,790,957	309,373,814	243,493,278	448,928,334	319,262,379
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,233,789,031	929,349,260	423,868,121	144,748,521	49,284,812
Net increase (decrease) in net assets resulting from operations	1,273,538,167	1,089,278,240	589,977,419	529,519,812	337,644,009

Contract transactions
Contract purchase payments	631,686,988	323,680,326	343,373,706	10,094,339	108,824,297
Net transfers(1)	286,115,406	77,681,919	393,614,699	48,410,791	(207,633,721)
Transfers for policy loans	36,925	(5,665)	158,037	291,642	185,281
Adjustments to net assets allocated to contracts in payment period	(188,802)	(90,413)	(427,246)	—	(262,542)
Contract charges	(154,986,850)	(189,721,623)	(66,526,329)	(45,461,294)	(19,870,923)
Contract terminations:
Surrender benefits	(529,087,779)	(690,549,890)	(727,440,844)	(642,947,242)	(376,499,413)
Death benefits	(70,985,638)	(115,638,088)	(116,929,331)	(120,926,174)	(29,381,760)
Increase (decrease) from contract transactions	162,590,250	(594,643,434)	(174,177,308)	(750,537,938)	(524,638,781)
Net assets at beginning of year	11,679,062,825	14,491,910,943	7,493,231,563	6,870,098,261	3,180,301,273
Net assets at end of year	$13,115,191,242	$14,986,545,749	$7,909,031,674	$6,649,080,135	$2,993,306,501

Accumulation unit activity
Units outstanding at beginning of year	7,572,902,104	9,435,051,253	3,989,791,192	3,634,890,696	1,529,550,881
Units purchased	556,761,387	255,133,843	374,291,606	35,297,397	51,412,930
Units redeemed	(463,712,752)	(631,668,362)	(462,109,567)	(413,055,129)	(285,454,852)
Units outstanding at end of year	7,665,950,739	9,058,516,734	3,901,973,231	3,257,132,964	1,295,508,959

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(17,347,361)	$(14,143,185)	$(11,674,237)	$(207,894)	$(532,712)
Net realized gain (loss) on sales of investments	175,005,221	66,740,923	79,928,393	3,098,193	7,440,768
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	44,656,033	10,770,713	(11,295,938)	2,738,888	5,830,453
Net increase (decrease) in net assets resulting from operations	202,313,893	63,368,451	56,958,218	5,629,187	12,738,509

Contract transactions
Contract purchase payments	11,618,814	52,598,860	1,286,863	92,934	408,469
Net transfers(1)	(52,948,795)	(3,998,384)	(9,636,369)	(937,752)	(4,453,287)
Transfers for policy loans	234,077	47,885	(11,411)	2,381	13,138
Adjustments to net assets allocated to contracts in payment period	—	14,849	—	(5,429)	(103,083)
Contract charges	(8,176,580)	(8,844,419)	(7,035,242)	(46,733)	(124,630)
Contract terminations:
Surrender benefits	(203,124,133)	(111,786,081)	(101,688,135)	(2,332,246)	(5,646,629)
Death benefits	(15,608,347)	(32,315,194)	(37,173,487)	(408,059)	(967,036)
Increase (decrease) from contract transactions	(268,004,964)	(104,282,484)	(154,257,781)	(3,634,904)	(10,873,058)
Net assets at beginning of year	1,890,515,398	1,404,345,660	1,259,907,571	21,712,448	58,543,868
Net assets at end of year	$1,824,824,327	$1,363,431,627	$1,162,608,008	$23,706,731	$60,409,319

Accumulation unit activity
Units outstanding at beginning of year	903,027,681	848,395,998	755,455,996	8,698,696	17,789,270
Units purchased	5,364,229	37,587,253	858,092	100,563	118,611
Units redeemed	(125,216,059)	(98,897,209)	(90,974,876)	(1,386,784)	(2,992,956)
Units outstanding at end of year	783,175,851	787,086,042	665,339,212	7,412,475	14,914,925

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(3,515,831)	$(36,725,805)	$(20,468,000)	$(553,033)	$(400,367)
Net realized gain (loss) on sales of investments	12,608,074	29,473,073	21,728,344	3,317,098	2,018,498
Distributions from capital gains	—	—	—	2,544,504	8,567,612
Net change in unrealized appreciation or depreciation of investments	12,065,854	501,496,847	200,812,572	21,903,785	10,953,775
Net increase (decrease) in net assets resulting from operations	21,158,097	494,244,115	202,072,916	27,212,354	21,139,518

Contract transactions
Contract purchase payments	16,511,957	395,385,187	146,311,714	1,296,642	1,592,613
Net transfers(1)	(50,402,011)	(29,800,798)	(9,478,884)	(5,313,333)	(9,675,984)
Transfers for policy loans	657	(369)	9,194	32,653	66,718
Adjustments to net assets allocated to contracts in payment period	66,566	—	(55,007)	(31,115)	(328,812)
Contract charges	(4,330,948)	(47,117,589)	(25,414,663)	(152,245)	(198,583)
Contract terminations:
Surrender benefits	(17,155,449)	(100,974,840)	(57,500,275)	(16,501,439)	(26,512,044)
Death benefits	(3,637,651)	(21,902,747)	(13,957,159)	(2,162,203)	(3,141,130)
Increase (decrease) from contract transactions	(58,946,879)	195,588,844	39,914,920	(22,831,040)	(38,197,222)
Net assets at beginning of year	381,004,986	3,392,122,274	1,935,523,801	162,607,793	263,234,270
Net assets at end of year	$343,216,204	$4,081,955,233	$2,177,511,637	$166,989,107	$246,176,566

Accumulation unit activity
Units outstanding at beginning of year	298,160,760	2,383,120,370	1,429,369,072	41,614,091	45,839,020
Units purchased	12,541,193	259,375,681	107,808,383	350,712	290,327
Units redeemed	(58,304,126)	(135,385,279)	(80,155,038)	(5,622,967)	(6,444,250)
Units outstanding at end of year	252,397,827	2,507,110,772	1,457,022,417	36,341,836	39,685,097

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$376,574
Net realized gain (loss) on sales of investments	34,970
Distributions from capital gains	—
Net change in unrealized appreciation or depreciation of investments	(411,974)
Net increase (decrease) in net assets resulting from operations	(430)

Contract transactions
Contract purchase payments	1,644,956
Net transfers(1)	1,021,546
Transfers for policy loans	684
Adjustments to net assets allocated to contracts in payment period	—
Contract charges	(3,271)
Contract terminations:
Surrender benefits	(724,726)
Death benefits	(177,020)
Increase (decrease) from contract transactions	1,762,169
Net assets at beginning of year	10,857,031
Net assets at end of year	$12,618,770

Accumulation unit activity
Units outstanding at beginning of year	8,499,174
Units purchased	2,271,142
Units redeemed	(867,632)
Units outstanding at end of year	9,902,684

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	Allspg VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$45,739	$(38,019)	$324,881	$501,928	$(7,003)
Net realized gain (loss) on sales of investments	95,079	696,013	162,167	(3,275,707)	900,438
Distributions from capital gains	—	639,784	3,793,095	—	1,776,051
Net change in unrealized appreciation or depreciation of investments	155,267	1,150,105	(4,358,410)	2,656,270	596,740
Net increase (decrease) in net assets resulting from operations	296,085	2,447,883	(78,267)	(117,509)	3,266,226

Contract transactions
Contract purchase payments	365,115	126,593	554,825	1,048,572	119,672
Net transfers(1)	(1,157,867)	1,539,645	(2,986,772)	(2,557,195)	143,621
Transfers for policy loans	—	(654)	23,583	83,525	7,475
Adjustments to net assets allocated to contracts in payment period	—	—	(34,170)	(43,803)	(47,446)
Contract charges	(3,018)	(5,352)	(51,737)	(100,841)	(14,530)
Contract terminations:
Surrender benefits	(191,273)	(689,075)	(5,530,445)	(7,250,506)	(2,152,763)
Death benefits	(520,506)	(61,102)	(775,211)	(879,268)	(550,383)
Increase (decrease) from contract transactions	(1,507,549)	910,055	(8,799,927)	(9,699,516)	(2,494,354)
Net assets at beginning of year	11,672,587	7,015,712	82,516,148	93,275,762	23,398,957
Net assets at end of year	$10,461,123	$10,373,650	$73,637,954	$83,458,737	$24,170,829

Accumulation unit activity(2)
Units outstanding at beginning of year	9,012,195	3,339,395	29,990,018	60,147,867	8,230,163
Units purchased	297,994	610,128	341,529	961,178	122,901
Units redeemed	(1,528,314)	(359,365)	(4,020,539)	(8,243,726)	(1,001,638)
Units outstanding at end of year	7,781,875	3,590,158	26,311,008	52,865,319	7,351,426

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Mid Cap Val, Cl II
Operations
Investment income (loss) — net	$416,231	$(895,544)	$402,167	$(27,779)	$286,368
Net realized gain (loss) on sales of investments	(4,791,143)	1,910,315	(3,633,643)	223,781	(23,876)
Distributions from capital gains	—	5,161,948	—	116,497	—
Net change in unrealized appreciation or depreciation of investments	5,036,485	37,770,378	(5,433,337)	1,545,255	(1,764,089)
Net increase (decrease) in net assets resulting from operations	661,573	43,947,097	(8,664,813)	1,857,754	(1,501,597)

Contract transactions
Contract purchase payments	246,200	5,052,369	973,028	79,986	393,669
Net transfers(1)	(1,396,125)	(2,122)	(1,831,703)	(80,627)	(5,979,707)
Transfers for policy loans	18,054	14,175	(870)	3,413	13,545
Adjustments to net assets allocated to contracts in payment period	315	6,919	(4,893)	17,568	(21,404)
Contract charges	(31,324)	(43,265)	(11,238)	(2,463)	(25,636)
Contract terminations:
Surrender benefits	(2,100,053)	(6,899,547)	(1,686,678)	(686,921)	(4,572,310)
Death benefits	(325,863)	(1,175,201)	(390,613)	(82,827)	(671,546)
Increase (decrease) from contract transactions	(3,588,796)	(3,046,672)	(2,952,967)	(751,871)	(10,863,389)
Net assets at beginning of year	30,399,641	82,574,577	33,931,595	8,220,862	52,755,723
Net assets at end of year	$27,472,418	$123,475,002	$22,313,815	$9,326,745	$40,390,737

Accumulation unit activity(2)
Units outstanding at beginning of year	18,782,761	24,616,164	35,763,236	4,270,821	19,355,047
Units purchased	300,785	1,618,011	2,121,528	42,974	166,170
Units redeemed	(2,752,719)	(2,650,703)	(6,159,511)	(443,086)	(4,728,634)
Units outstanding at end of year	16,330,827	23,583,472	31,725,253	3,870,709	14,792,583

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

46	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Ultra, Cl II	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Operations
Investment income (loss) — net	$(393,758)	$381,114	$201,988	$146,206	$(5,246,991)
Net realized gain (loss) on sales of investments	2,297,012	1,124,210	(115,625)	397,617	17,999,862
Distributions from capital gains	3,708,546	711,706	4,622,595	685,309	—
Net change in unrealized appreciation or depreciation of investments	11,595,525	(2,915,630)	8,219,101	1,769,023	66,676,922
Net increase (decrease) in net assets resulting from operations	17,207,325	(698,600)	12,928,059	2,998,155	79,429,793

Contract transactions
Contract purchase payments	469,973	235,517	2,951,505	127,862	20,807,611
Net transfers(1)	4,044,404	(1,841,554)	(214,903)	835,028	25,735,981
Transfers for policy loans	(184)	17,168	620	10,532	141,674
Adjustments to net assets allocated to contracts in payment period	(172,308)	(26,026)	(77,340)	(4,349)	(329,240)
Contract charges	(24,997)	(7,374)	(32,367)	(16,614)	(258,203)
Contract terminations:
Surrender benefits	(3,757,770)	(2,269,211)	(4,086,652)	(1,886,119)	(32,575,975)
Death benefits	(522,588)	(544,386)	(1,349,417)	(176,775)	(8,802,070)
Increase (decrease) from contract transactions	36,530	(4,435,866)	(2,808,554)	(1,110,435)	4,719,778
Net assets at beginning of year	37,737,117	32,899,040	73,748,242	22,357,948	493,462,321
Net assets at end of year	$54,980,972	$27,764,574	$83,867,747	$24,245,668	$577,611,892

Accumulation unit activity(2)
Units outstanding at beginning of year	11,207,764	8,221,910	51,774,323	10,383,617	200,210,383
Units purchased	1,125,390	74,363	2,469,731	413,753	18,902,943
Units redeemed	(1,276,247)	(1,380,495)	(4,907,367)	(947,294)	(16,707,332)
Units outstanding at end of year	11,056,907	6,915,778	49,336,687	9,850,076	202,405,994

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$736,649	$(1,037,186)	$(3,186,188)	$(3,515,857)	$300,068
Net realized gain (loss) on sales of investments	(328,675)	4,909,433	25,160,089	32,772,916	(195,421)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(575,959)	16,750,074	16,774,507	(34,931,203)	555,802
Net increase (decrease) in net assets resulting from operations	(167,985)	20,622,321	38,748,408	(5,674,144)	660,449

Contract transactions
Contract purchase payments	218,357	3,911,642	2,320,331	3,324,137	490,967
Net transfers(1)	60,310	322,580	(11,184,874)	(18,535,878)	(673,382)
Transfers for policy loans	420	13,661	250,256	217,480	1,737
Adjustments to net assets allocated to contracts in payment period	—	202,060	(551,367)	(324,475)	(580)
Contract charges	(1,080)	(50,312)	(338,148)	(317,012)	(4,749)
Contract terminations:
Surrender benefits	(149,390)	(6,108,173)	(23,676,313)	(34,713,829)	(747,302)
Death benefits	(47,349)	(1,469,621)	(4,779,515)	(5,289,013)	(150,750)
Increase (decrease) from contract transactions	81,268	(3,178,163)	(37,959,630)	(55,638,590)	(1,084,059)
Net assets at beginning of year	4,459,935	101,337,327	346,230,094	456,363,506	14,563,125
Net assets at end of year	$4,373,218	$118,781,485	$347,018,872	$395,050,772	$14,139,515

Accumulation unit activity(2)
Units outstanding at beginning of year	8,107,113	48,211,350	131,960,471	148,527,632	13,256,060
Units purchased	1,056,197	2,349,153	1,136,653	1,338,217	611,881
Units redeemed	(993,099)	(3,853,246)	(16,322,725)	(21,367,816)	(1,746,202)
Units outstanding at end of year	8,170,211	46,707,257	116,774,399	128,498,033	12,121,739

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

48	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(485,575)	$2,763,012	$(959,365)	$7,735,589	$3,769,333
Net realized gain (loss) on sales of investments	4,109,792	(2,618,325)	1,359	(1,049,415)	(3,392,661)
Distributions from capital gains	14,172,088	—	54,857	—	—
Net change in unrealized appreciation or depreciation of investments	16,028,175	1,882,229	(1,359)	734,120	3,570,911
Net increase (decrease) in net assets resulting from operations	33,824,480	2,026,916	(904,508)	7,420,294	3,947,583

Contract transactions
Contract purchase payments	1,274,308	396,742	3,606,102	888,456	605,262
Net transfers(1)	(8,746,970)	(508,546)	74,759,519	(9,841,351)	(4,537,767)
Transfers for policy loans	53,601	35,512	178,206	58,486	25,877
Adjustments to net assets allocated to contracts in payment period	(63,597)	75,500	102,249	(58,515)	40,671
Contract charges	(112,767)	(96,749)	(120,700)	(109,010)	(144,940)
Contract terminations:
Surrender benefits	(11,301,159)	(5,918,878)	(36,190,043)	(17,058,482)	(10,132,271)
Death benefits	(1,264,910)	(1,451,924)	(1,917,334)	(3,442,306)	(2,203,924)
Increase (decrease) from contract transactions	(20,161,494)	(7,468,343)	40,417,999	(29,562,722)	(16,347,092)
Net assets at beginning of year	125,995,128	69,749,274	96,069,134	185,991,652	114,398,206
Net assets at end of year	$139,658,114	$64,307,847	$135,582,625	$163,849,224	$101,998,697

Accumulation unit activity(2)
Units outstanding at beginning of year	45,588,657	43,213,558	86,619,221	66,858,488	49,491,645
Units purchased	515,362	695,629	72,410,311	358,744	283,501
Units redeemed	(7,778,417)	(5,432,368)	(35,314,718)	(11,504,187)	(7,723,635)
Units outstanding at end of year	38,325,602	38,476,819	123,714,814	55,713,045	42,051,511

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2
Operations
Investment income (loss) — net	$5,825,005	$(1,148,547)	$(4,210,806)	$788,116	$334,932
Net realized gain (loss) on sales of investments	1,807,498	14,151,306	23,378,764	243,518	528,124
Distributions from capital gains	3,710,809	—	—	—	342,519
Net change in unrealized appreciation or depreciation of investments	23,018,128	26,435,845	50,381,983	1,293,397	1,504,079
Net increase (decrease) in net assets resulting from operations	34,361,440	39,438,604	69,549,941	2,325,031	2,709,654

Contract transactions
Contract purchase payments	3,520,305	935,171	27,783,957	5,445,134	1,138,002
Net transfers(1)	37,096,658	(3,915,382)	(918,418)	18,205,446	9,846,754
Transfers for policy loans	81,817	66,967	(29,637)	3,494	2,318
Adjustments to net assets allocated to contracts in payment period	(227,332)	(86,821)	(18,529)	24,077	(16,650)
Contract charges	(365,620)	(107,364)	(191,483)	(19,754)	(7,529)
Contract terminations:
Surrender benefits	(29,782,157)	(11,533,663)	(29,612,030)	(5,563,420)	(1,609,842)
Death benefits	(7,587,793)	(1,385,699)	(6,829,590)	(932,207)	(329,510)
Increase (decrease) from contract transactions	2,735,878	(16,026,791)	(9,815,730)	17,162,770	9,023,543
Net assets at beginning of year	305,425,256	128,985,261	420,165,685	43,436,599	15,275,294
Net assets at end of year	$342,522,574	$152,397,074	$479,899,896	$62,924,400	$27,008,491

Accumulation unit activity(2)
Units outstanding at beginning of year	159,191,678	62,415,831	156,148,609	39,043,615	12,488,011
Units purchased	20,759,186	804,967	11,877,327	20,849,667	8,077,522
Units redeemed	(19,000,836)	(8,205,184)	(15,068,431)	(5,784,733)	(1,451,199)
Units outstanding at end of year	160,950,028	55,015,614	152,957,505	54,108,549	19,114,334

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

50	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(773,444)	$329,663	$(271,941)	$(358,842)	$(229,339)
Net realized gain (loss) on sales of investments	7,820,165	62,937	2,635,701	4,311,880	1,906,314
Distributions from capital gains	—	729,235	—	—	—
Net change in unrealized appreciation or depreciation of investments	16,418,609	2,689,849	(1,415,599)	(2,536,318)	(481,560)
Net increase (decrease) in net assets resulting from operations	23,465,330	3,811,684	948,161	1,416,720	1,195,415

Contract transactions
Contract purchase payments	627,025	690,656	294,216	362,529	285,436
Net transfers(1)	(1,407,727)	(3,820,401)	(2,606,483)	(3,894,311)	(2,438,676)
Transfers for policy loans	32,842	51,756	(13,011)	15,048	24,751
Adjustments to net assets allocated to contracts in payment period	(86,172)	(77,576)	(1,004)	(23,809)	(8,280)
Contract charges	(51,889)	(42,503)	(17,999)	(30,835)	(20,860)
Contract terminations:
Surrender benefits	(6,343,960)	(5,690,046)	(2,507,807)	(4,335,893)	(2,216,070)
Death benefits	(1,086,097)	(699,140)	(940,714)	(588,828)	(427,026)
Increase (decrease) from contract transactions	(8,315,978)	(9,587,254)	(5,792,802)	(8,496,099)	(4,800,725)
Net assets at beginning of year	77,185,501	69,942,044	36,837,639	50,176,910	33,703,967
Net assets at end of year	$92,334,853	$64,166,474	$31,992,998	$43,097,531	$30,098,657

Accumulation unit activity(2)
Units outstanding at beginning of year	27,275,333	42,437,891	13,027,993	18,698,047	10,586,517
Units purchased	560,168	501,093	131,047	164,916	122,522
Units redeemed	(3,425,493)	(6,880,980)	(2,560,672)	(3,802,651)	(2,025,449)
Units outstanding at end of year	24,410,008	36,058,004	10,598,368	15,060,312	8,683,590

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1
Operations
Investment income (loss) — net	$980,310	$498,038	$821,560	$(242,005)	$(1,182,349)
Net realized gain (loss) on sales of investments	366,585	(3,048,951)	161,543	(2,877,718)	11,580,164
Distributions from capital gains	222,792	—	150,734	1,228,669	—
Net change in unrealized appreciation or depreciation of investments	853,755	2,036,750	(397,428)	7,141,870	24,779,449
Net increase (decrease) in net assets resulting from operations	2,423,442	(514,163)	736,409	5,250,816	35,177,264

Contract transactions
Contract purchase payments	509,620	249,376	5,902,705	302,332	1,093,064
Net transfers(1)	4,615,867	(865,472)	26,747,800	(460,933)	(6,701,859)
Transfers for policy loans	21,210	6,610	(884)	9,588	31,758
Adjustments to net assets allocated to contracts in payment period	(27,619)	(1,485)	—	(26,080)	(124,913)
Contract charges	(42,357)	(7,261)	(13,805)	(172,478)	(111,764)
Contract terminations:
Surrender benefits	(5,730,701)	(954,302)	(4,153,006)	(6,379,938)	(11,738,462)
Death benefits	(1,653,746)	(107,027)	(419,423)	(2,364,309)	(1,569,526)
Increase (decrease) from contract transactions	(2,307,726)	(1,679,561)	28,063,387	(9,091,818)	(19,121,702)
Net assets at beginning of year	61,669,850	12,321,386	26,242,896	71,210,036	127,745,579
Net assets at end of year	$61,785,566	$10,127,662	$55,042,692	$67,369,034	$143,801,141

Accumulation unit activity(2)
Units outstanding at beginning of year	42,323,118	25,441,320	26,141,606	45,327,703	72,360,435
Units purchased	3,695,790	632,370	31,960,447	357,480	669,594
Units redeemed	(5,004,305)	(4,651,112)	(4,517,863)	(6,046,825)	(10,693,609)
Units outstanding at end of year	41,014,603	21,422,578	53,584,190	39,638,358	62,336,420

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

52	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2
Operations
Investment income (loss) — net	$(300,328)	$140,419	$183,370	$2,121,552	$(4,331,504)
Net realized gain (loss) on sales of investments	2,305,245	(399,758)	(237,569)	(2,323,420)	17,592,715
Distributions from capital gains	—	245,187	—	—	2,537,115
Net change in unrealized appreciation or depreciation of investments	(639,450)	1,703,943	404,821	(476,039)	107,249,598
Net increase (decrease) in net assets resulting from operations	1,365,467	1,689,791	350,622	(677,907)	123,047,924

Contract transactions
Contract purchase payments	465,042	386,053	257,327	681,273	18,195,561
Net transfers(1)	(2,994,392)	(857,754)	(1,007,235)	(19,690,029)	(16,567,637)
Transfers for policy loans	526	6,009	6,338	9,854	38,931
Adjustments to net assets allocated to contracts in payment period	(49,969)	(21,901)	(1,599)	(25,290)	(329,413)
Contract charges	(21,670)	(6,520)	(5,311)	(77,303)	(236,897)
Contract terminations:
Surrender benefits	(3,742,417)	(932,066)	(1,000,935)	(9,541,880)	(39,637,042)
Death benefits	(394,540)	(344,663)	(247,648)	(1,782,355)	(6,858,111)
Increase (decrease) from contract transactions	(6,737,420)	(1,770,842)	(1,999,063)	(30,425,730)	(45,394,608)
Net assets at beginning of year	40,363,529	16,046,080	13,752,774	109,951,354	456,586,140
Net assets at end of year	$34,991,576	$15,965,029	$12,104,333	$78,847,717	$534,239,456

Accumulation unit activity(2)
Units outstanding at beginning of year	12,437,426	12,186,523	13,010,927	75,164,886	172,295,502
Units purchased	209,221	297,658	348,073	496,171	6,438,099
Units redeemed	(2,595,009)	(1,727,944)	(2,375,149)	(22,355,432)	(22,230,723)
Units outstanding at end of year	10,051,638	10,756,237	10,983,851	53,305,625	156,502,878

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Operations
Investment income (loss) — net	$404,049	$(168,603)	$(50,430)	$3,129,402	$1,574,131
Net realized gain (loss) on sales of investments	729,607	637,417	256,713	(452,510)	(3,224,370)
Distributions from capital gains	1,826,663	—	48,189	1,478,235	6,882,810
Net change in unrealized appreciation or depreciation of investments	(988,047)	9,130,749	1,087,091	4,263,086	(11,031,725)
Net increase (decrease) in net assets resulting from operations	1,972,272	9,599,563	1,341,563	8,418,213	(5,799,154)

Contract transactions
Contract purchase payments	234,163	413,567	85,998	6,353,961	736,075
Net transfers(1)	(1,662,437)	(3,599,982)	(620,498)	(1,692,387)	(3,574,626)
Transfers for policy loans	12,006	23,130	5,107	18,230	40,475
Adjustments to net assets allocated to contracts in payment period	(34,906)	(113,615)	(16,630)	(36,187)	(4,566)
Contract charges	(11,458)	(19,689)	(3,245)	(56,763)	(54,049)
Contract terminations:
Surrender benefits	(2,458,006)	(4,658,276)	(837,887)	(10,948,980)	(6,322,632)
Death benefits	(306,689)	(564,439)	(55,304)	(2,155,754)	(725,341)
Increase (decrease) from contract transactions	(4,227,327)	(8,519,304)	(1,442,459)	(8,517,880)	(9,904,664)
Net assets at beginning of year	39,573,887	70,308,547	11,189,339	159,517,299	80,180,854
Net assets at end of year	$37,318,832	$71,388,806	$11,088,443	$159,417,632	$64,477,036

Accumulation unit activity(2)
Units outstanding at beginning of year	14,529,683	9,418,849	5,912,344	135,766,832	31,458,807
Units purchased	98,904	64,240	50,327	7,616,733	463,434
Units redeemed	(1,799,787)	(1,313,989)	(844,606)	(15,463,760)	(4,938,343)
Units outstanding at end of year	12,828,800	8,169,100	5,118,065	127,919,805	26,983,898

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

54	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Frank Inc, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Operations
Investment income (loss) — net	$2,625,879	$574,728	$(234,132)	$51,983	$(28,787)
Net realized gain (loss) on sales of investments	(1,680,699)	(5,823,781)	(406,124)	(38,034)	(127,775)
Distributions from capital gains	45,303	6,522,855	1,655,551	—	65,029
Net change in unrealized appreciation or depreciation of investments	(2,254,962)	1,134,216	5,214,583	371,321	341,914
Net increase (decrease) in net assets resulting from operations	(1,264,479)	2,408,018	6,229,878	385,270	250,381

Contract transactions
Contract purchase payments	3,255,173	3,269,849	702,814	280,558	38,075
Net transfers(1)	(7,816,670)	(6,814,575)	(6,234,572)	565,391	(385,889)
Transfers for policy loans	8,589	38,250	61,445	—	(3,823)
Adjustments to net assets allocated to contracts in payment period	(11,097)	(16,262)	(85,985)	(298)	(2,074)
Contract charges	(24,402)	(57,318)	(107,310)	(2,813)	(1,644)
Contract terminations:
Surrender benefits	(3,307,757)	(8,573,189)	(8,889,087)	(303,976)	(356,851)
Death benefits	(1,145,442)	(1,398,266)	(1,441,516)	(109,459)	(44,782)
Increase (decrease) from contract transactions	(9,041,606)	(13,551,511)	(15,994,211)	429,403	(756,988)
Net assets at beginning of year	62,606,894	126,595,793	126,366,102	6,289,725	5,957,351
Net assets at end of year	$52,300,809	$115,452,300	$116,601,769	$7,104,398	$5,450,744

Accumulation unit activity(2)
Units outstanding at beginning of year	46,150,160	32,666,716	22,573,429	6,769,185	1,456,268
Units purchased	2,667,188	1,098,549	160,720	1,080,031	10,813
Units redeemed	(10,089,781)	(5,187,073)	(3,357,732)	(599,695)	(228,970)
Units outstanding at end of year	38,727,567	28,578,192	19,376,417	7,249,521	1,238,111

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I(3)
Operations
Investment income (loss) — net	$(32,059)	$(107,559)	$2,206,144	$1,126,060	$(114,791)
Net realized gain (loss) on sales of investments	3,390,588	748,651	(914,020)	(47,784)	265,383
Distributions from capital gains	4,307,873	1,054,289	1,717,667	2,375,745	1,594,931
Net change in unrealized appreciation or depreciation of investments	7,922,861	3,363,421	(480,632)	(7,270,810)	6,645,566
Net increase (decrease) in net assets resulting from operations	15,589,263	5,058,802	2,529,159	(3,816,789)	8,391,089

Contract transactions
Contract purchase payments	507,103	77,812	1,112,387	630,512	63,690
Net transfers(1)	(5,131,076)	(583,932)	(4,057,484)	(5,749,475)	16,876,800
Transfers for policy loans	49,895	(2,593)	2,072	34,194	10,359
Adjustments to net assets allocated to contracts in payment period	(85,194)	(2,484)	(23,541)	(19,212)	78,519
Contract charges	(149,437)	(5,549)	(13,781)	(194,568)	(7,820)
Contract terminations:
Surrender benefits	(10,080,019)	(1,092,957)	(2,947,419)	(8,888,461)	(1,080,256)
Death benefits	(1,716,975)	(61,298)	(943,327)	(1,148,864)	(177,437)
Increase (decrease) from contract transactions	(16,605,703)	(1,671,001)	(6,871,093)	(15,335,874)	15,763,855
Net assets at beginning of year	110,217,190	13,488,820	39,137,469	113,810,469	—
Net assets at end of year	$109,200,750	$16,876,621	$34,795,535	$94,657,806	$24,154,944

Accumulation unit activity(2)
Units outstanding at beginning of year	40,322,386	5,369,877	31,724,064	42,756,999	—
Units purchased	207,442	30,082	989,024	304,853	16,933,456
Units redeemed	(6,288,154)	(641,776)	(6,833,278)	(6,892,043)	(987,290)
Units outstanding at end of year	34,241,674	4,758,183	25,879,810	36,169,809	15,946,166

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

(3)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

56	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II
Operations
Investment income (loss) — net	$(711,955)	$8,340,517	$(337,080)	$578,252	$(517,002)
Net realized gain (loss) on sales of investments	2,747,775	(3,091,864)	640,554	1,593,555	22,950
Distributions from capital gains	4,840,538	—	1,070,619	1,104,933	1,213,406
Net change in unrealized appreciation or depreciation of investments	25,223,888	(3,266,082)	4,009,780	2,142,217	14,319,863
Net increase (decrease) in net assets resulting from operations	32,100,246	1,982,571	5,383,873	5,418,957	15,039,217

Contract transactions
Contract purchase payments	6,447,390	2,127,538	554,570	464,983	5,573,344
Net transfers(1)	(5,908,483)	(11,157,409)	2,050,765	(3,465,812)	(4,471,052)
Transfers for policy loans	28,540	69,888	12,514	25,221	7,971
Adjustments to net assets allocated to contracts in payment period	(170,861)	(7,680)	12,033	(15,447)	(46,671)
Contract charges	(73,659)	(222,565)	(24,874)	(43,609)	(42,446)
Contract terminations:
Surrender benefits	(11,641,407)	(16,553,602)	(4,261,148)	(4,827,333)	(10,247,548)
Death benefits	(1,831,629)	(3,882,431)	(575,733)	(597,410)	(1,200,336)
Increase (decrease) from contract transactions	(13,150,109)	(29,626,261)	(2,231,873)	(8,459,407)	(10,426,738)
Net assets at beginning of year	139,266,240	220,135,049	43,400,979	56,237,365	94,237,398
Net assets at end of year	$158,216,377	$192,491,359	$46,552,979	$53,196,915	$98,849,877

Accumulation unit activity(2)
Units outstanding at beginning of year	49,087,886	128,020,082	14,950,876	27,790,376	31,718,002
Units purchased	2,222,137	1,381,242	949,051	274,262	1,845,275
Units redeemed	(7,165,704)	(19,779,920)	(1,727,354)	(4,739,112)	(5,781,973)
Units outstanding at end of year	44,144,319	109,621,404	14,172,573	23,325,526	27,781,304

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	57

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$434,729	$(125,324)	$827,906	$(269,299)	$66,172
Net realized gain (loss) on sales of investments	568,828	876,632	361,995	2,044,080	(506,496)
Distributions from capital gains	1,202,891	1,176,144	—	2,835,965	—
Net change in unrealized appreciation or depreciation of investments	8,538,401	630,385	3,498,846	8,679,302	2,929,373
Net increase (decrease) in net assets resulting from operations	10,744,849	2,557,837	4,688,747	13,290,048	2,489,049

Contract transactions
Contract purchase payments	6,828,431	102,580	3,698,694	190,771	137,519
Net transfers(1)	22,042,851	(1,191,444)	15,138,480	925,205	(1,159,591)
Transfers for policy loans	11,752	13,093	183	5,780	25,950
Adjustments to net assets allocated to contracts in payment period	(6,954)	(5,068)	(5,389)	(18,306)	(11,012)
Contract charges	(28,586)	(5,713)	(17,619)	(12,677)	(9,882)
Contract terminations:
Surrender benefits	(6,881,512)	(1,184,475)	(4,724,609)	(2,683,593)	(1,340,386)
Death benefits	(550,466)	(135,839)	(660,229)	(228,769)	(162,346)
Increase (decrease) from contract transactions	21,415,516	(2,406,866)	13,429,511	(1,821,589)	(2,519,748)
Net assets at beginning of year	68,252,958	17,332,783	49,020,351	28,362,262	20,972,535
Net assets at end of year	$100,413,323	$17,483,754	$67,138,609	$39,830,721	$20,941,836

Accumulation unit activity(2)
Units outstanding at beginning of year	56,948,710	7,644,619	44,424,882	13,302,067	13,664,030
Units purchased	23,422,243	54,084	16,085,495	356,319	122,296
Units redeemed	(6,118,450)	(1,177,681)	(4,771,436)	(1,183,954)	(1,934,738)
Units outstanding at end of year	74,252,503	6,521,022	55,738,941	12,474,432	11,851,588

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

58	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(412,387)	$(83,174)	$(437,292)	$(329,031)	$1,883,515
Net realized gain (loss) on sales of investments	3,011,174	41,703	2,206,175	760,819	3,846,964
Distributions from capital gains	4,464,610	193,469	6,285,016	4,125,583	3,933,845
Net change in unrealized appreciation or depreciation of investments	7,966,841	(475,384)	5,133,007	10,885,876	(4,138,857)
Net increase (decrease) in net assets resulting from operations	15,030,238	(323,386)	13,186,906	15,443,247	5,525,467

Contract transactions
Contract purchase payments	2,038,733	345,369	425,622	228,658	2,788,854
Net transfers(1)	(1,801,069)	(2,413,832)	3,044,367	(38,424)	(7,970,868)
Transfers for policy loans	6,233	2,516	8,576	(1,153)	22,421
Adjustments to net assets allocated to contracts in payment period	(21,076)	—	(17,298)	(27,391)	(41,867)
Contract charges	(57,940)	(8,582)	(36,960)	(25,260)	(90,786)
Contract terminations:
Surrender benefits	(4,555,502)	(976,184)	(5,628,875)	(2,995,890)	(12,070,020)
Death benefits	(914,384)	(625,333)	(346,721)	(298,217)	(2,634,243)
Increase (decrease) from contract transactions	(5,305,005)	(3,676,046)	(2,551,289)	(3,157,677)	(19,996,509)
Net assets at beginning of year	51,488,636	21,229,843	66,117,462	37,250,283	169,548,186
Net assets at end of year	$61,213,869	$17,230,411	$76,753,079	$49,535,853	$155,077,144

Accumulation unit activity(2)
Units outstanding at beginning of year	20,123,797	14,412,340	36,776,979	11,427,944	46,750,885
Units purchased	770,424	259,960	2,238,094	131,357	861,030
Units redeemed	(2,644,122)	(2,940,069)	(3,755,472)	(1,026,648)	(6,716,586)
Units outstanding at end of year	18,250,099	11,732,231	35,259,601	10,532,653	40,895,329

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	59

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$(998,347)	$668,874	$(41,896)	$(7,991)	$2,236,622
Net realized gain (loss) on sales of investments	6,990,698	(600,338)	330,706	(9,177)	(1,043,360)
Distributions from capital gains	11,306,120	397,880	489,443	290,489	—
Net change in unrealized appreciation or depreciation of investments	73,999,481	(4,847,286)	247,816	29,894	1,825,088
Net increase (decrease) in net assets resulting from operations	91,297,952	(4,380,870)	1,026,069	303,215	3,018,350

Contract transactions
Contract purchase payments	6,050,530	221,449	75,246	264,345	971,527
Net transfers(1)	5,691,974	(1,725,728)	(523,699)	196,327	(5,664,585)
Transfers for policy loans	6,709	10,893	1,324	207	16,020
Adjustments to net assets allocated to contracts in payment period	(20,393)	(3,808)	(135)	—	(91,589)
Contract charges	(46,135)	(18,063)	(12,503)	(1,450)	(60,806)
Contract terminations:
Surrender benefits	(6,316,971)	(2,360,121)	(930,676)	(89,195)	(4,979,061)
Death benefits	(912,091)	(310,185)	(124,732)	(189,904)	(1,254,720)
Increase (decrease) from contract transactions	4,453,623	(4,185,563)	(1,515,175)	180,330	(11,063,214)
Net assets at beginning of year	58,529,455	26,812,122	11,111,854	4,285,527	66,172,622
Net assets at end of year	$154,281,030	$18,245,689	$10,622,748	$4,769,072	$58,127,758

Accumulation unit activity(2)
Units outstanding at beginning of year	18,470,391	16,636,100	7,923,707	4,239,670	39,327,770
Units purchased	2,594,481	227,377	186,143	556,833	629,102
Units redeemed	(1,488,020)	(3,455,680)	(1,310,250)	(395,087)	(7,630,827)
Units outstanding at end of year	19,576,852	13,407,797	6,799,600	4,401,416	32,326,045

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

60	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$344,314	$516,356	$(136,391)	$(86,173)	$2,198,595
Net realized gain (loss) on sales of investments	(18,750)	257,308	1,478,544	(69,460)	(1,230,303)
Distributions from capital gains	97,274	585,136	2,800,486	166,473	—
Net change in unrealized appreciation or depreciation of investments	315,616	2,262,138	3,919,959	2,324,378	(2,986,606)
Net increase (decrease) in net assets resulting from operations	738,454	3,620,938	8,062,598	2,335,218	(2,018,314)

Contract transactions
Contract purchase payments	157,458	6,391,960	192,082	94,209	1,087,851
Net transfers(1)	(153,242)	15,426,744	(1,367,497)	(464,582)	(4,255,431)
Transfers for policy loans	—	5,622	6,436	14,635	12,861
Adjustments to net assets allocated to contracts in payment period	(456)	—	(5,780)	(8,388)	—
Contract charges	(1,417)	(17,811)	(18,319)	(3,883)	(9,331)
Contract terminations:
Surrender benefits	(234,981)	(2,984,140)	(2,560,288)	(756,264)	(1,583,354)
Death benefits	(57,599)	(1,291,246)	(129,656)	(61,625)	(428,042)
Increase (decrease) from contract transactions	(290,237)	17,531,129	(3,883,022)	(1,185,898)	(5,175,446)
Net assets at beginning of year	5,298,499	43,292,310	32,044,762	11,773,418	34,357,824
Net assets at end of year	$5,746,716	$64,444,377	$36,224,338	$12,922,738	$27,164,064

Accumulation unit activity(2)
Units outstanding at beginning of year	4,414,886	39,647,470	9,529,637	2,431,383	35,065,345
Units purchased	187,381	19,063,742	71,068	25,457	1,339,177
Units redeemed	(454,117)	(3,769,545)	(1,176,707)	(282,759)	(6,799,623)
Units outstanding at end of year	4,148,150	54,941,667	8,423,998	2,174,081	29,604,899

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	61

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$143,311	$480,033	$(9,313,563)	$(4,893,640)	$(5,608,596)
Net realized gain (loss) on sales of investments	(343,284)	1,177,779	69,259,292	59,095,778	13,219,811
Distributions from capital gains	56,083	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(399,888)	5,927,305	65,226,413	14,003,177	41,985,801
Net increase (decrease) in net assets resulting from operations	(543,778)	7,585,117	125,172,142	68,205,315	49,597,016

Contract transactions
Contract purchase payments	84,252	2,647,936	19,267,786	5,328,212	24,737,280
Net transfers(1)	(527,556)	5,166,528	(81,916,276)	(44,849,209)	202,871,963
Transfers for policy loans	12,096	(1,383)	193,660	25,052	3,484
Adjustments to net assets allocated to contracts in payment period	(12,390)	—	(199,078)	—	68,528
Contract charges	(3,477)	(8,094)	(6,377,815)	(2,698,012)	(4,051,957)
Contract terminations:
Surrender benefits	(517,996)	(1,404,874)	(59,291,852)	(61,446,703)	(59,437,534)
Death benefits	(128,519)	(238,796)	(8,346,286)	(2,221,105)	(14,658,749)
Increase (decrease) from contract transactions	(1,093,590)	6,161,317	(136,669,861)	(105,861,765)	149,533,015
Net assets at beginning of year	10,588,390	19,649,540	1,033,752,108	600,819,353	452,819,038
Net assets at end of year	$8,951,022	$33,395,974	$1,022,254,389	$563,162,903	$651,949,069

Accumulation unit activity(2)
Units outstanding at beginning of year	3,062,930	19,858,415	514,781,539	297,629,367	334,580,715
Units purchased	37,062	6,171,961	10,017,348	2,749,203	166,257,931
Units redeemed	(426,927)	(1,421,727)	(77,659,112)	(55,431,199)	(56,200,048)
Units outstanding at end of year	2,673,065	24,608,649	447,139,775	244,947,371	444,638,598

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

62	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(4,589,294)	$(1,856,768)	$(1,991,619)	$(6,931,269)	$(14,375,188)
Net realized gain (loss) on sales of investments	18,897,844	579,288	513,338	9,908,560	21,817,764
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,241,519	15,443,264	21,972,604	54,381,078	106,918,510
Net increase (decrease) in net assets resulting from operations	40,550,069	14,165,784	20,494,323	57,358,369	114,361,086

Contract transactions
Contract purchase payments	925,139	22,782,936	45,558,535	18,223,938	31,821,558
Net transfers(1)	103,099,941	13,853,253	33,701,576	299,239,113	113,467,240
Transfers for policy loans	47,972	2,930	—	9,364	(434)
Adjustments to net assets allocated to contracts in payment period	—	—	(44,006)	—	45,525
Contract charges	(2,941,428)	(2,352,168)	(2,312,595)	(8,906,491)	(17,866,735)
Contract terminations:
Surrender benefits	(54,969,507)	(4,735,353)	(3,423,678)	(44,804,778)	(58,158,727)
Death benefits	(16,270,589)	(1,122,970)	(1,238,381)	(6,628,955)	(16,561,219)
Increase (decrease) from contract transactions	29,891,528	28,428,628	72,241,451	257,132,191	52,747,208
Net assets at beginning of year	438,287,518	177,905,325	171,093,697	511,640,733	1,368,389,523
Net assets at end of year	$508,729,115	$220,499,737	$263,829,471	$826,131,293	$1,535,497,817

Accumulation unit activity(2)
Units outstanding at beginning of year	322,396,295	159,500,047	146,324,532	430,973,358	1,086,806,802
Units purchased	76,896,784	33,234,831	67,394,727	268,983,750	114,759,155
Units redeemed	(53,696,235)	(7,524,831)	(6,013,730)	(50,025,430)	(73,024,035)
Units outstanding at end of year	345,596,844	185,210,047	207,705,529	649,931,678	1,128,541,922

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	63

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(103,530,816)	$(136,425,547)	$(68,551,916)	$(61,937,278)	$(29,703,960)
Net realized gain (loss) on sales of investments	110,173,853	220,708,894	197,114,447	425,877,070	207,207,716
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,066,020,410	1,131,132,003	653,906,907	355,352,336	189,341,920
Net increase (decrease) in net assets resulting from operations	1,072,663,447	1,215,415,350	782,469,438	719,292,128	366,845,676

Contract transactions
Contract purchase payments	523,467,677	368,530,641	240,429,733	11,403,683	56,846,011
Net transfers(1)	(73,169,773)	(230,320,770)	101,187,865	(107,264,671)	(224,550,677)
Transfers for policy loans	7,809	42,781	(14,955)	258,765	32,832
Adjustments to net assets allocated to contracts in payment period	(165,883)	(61,947)	282,614	—	(185,957)
Contract charges	(137,033,949)	(180,958,616)	(61,681,615)	(44,182,665)	(21,547,365)
Contract terminations:
Surrender benefits	(344,920,813)	(526,393,876)	(480,415,153)	(624,364,955)	(216,005,193)
Death benefits	(53,289,462)	(82,942,325)	(85,978,278)	(99,480,113)	(21,642,513)
Increase (decrease) from contract transactions	(85,104,394)	(652,104,112)	(286,189,789)	(863,629,956)	(427,052,862)
Net assets at beginning of year	10,691,503,772	13,928,599,705	6,996,951,914	7,014,436,089	3,240,508,459
Net assets at end of year	$11,679,062,825	$14,491,910,943	$7,493,231,563	$6,870,098,261	$3,180,301,273

Accumulation unit activity(2)
Units outstanding at beginning of year	7,648,689,892	9,915,419,466	4,164,097,661	4,146,579,134	1,759,401,179
Units purchased	377,023,624	261,671,936	200,668,165	7,068,555	31,319,430
Units redeemed	(452,811,412)	(742,040,149)	(374,974,634)	(518,756,993)	(261,169,728)
Units outstanding at end of year	7,572,902,104	9,435,051,253	3,989,791,192	3,634,890,696	1,529,550,881

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

64	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(16,895,831)	$(13,264,420)	$(11,849,428)	$(190,524)	$(434,363)
Net realized gain (loss) on sales of investments	187,063,533	41,233,686	69,252,421	3,007,494	4,019,793
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	43,627,484	96,547,948	57,353,170	91,897	(2,313,978)
Net increase (decrease) in net assets resulting from operations	213,795,186	124,517,214	114,756,163	2,908,867	1,271,452

Contract transactions
Contract purchase payments	12,194,310	45,928,787	1,439,615	104,260	403,172
Net transfers(1)	(110,972,501)	73,739,667	9,294,747	(2,485,862)	(881,424)
Transfers for policy loans	332,473	13,038	27,315	5,745	35,926
Adjustments to net assets allocated to contracts in payment period	—	12,114	—	(4,195)	(33,343)
Contract charges	(8,552,752)	(8,555,460)	(7,123,308)	(45,994)	(112,161)
Contract terminations:
Surrender benefits	(235,091,139)	(91,625,850)	(112,128,537)	(2,233,753)	(5,152,485)
Death benefits	(11,157,543)	(25,273,159)	(33,486,058)	(396,642)	(875,014)
Increase (decrease) from contract transactions	(353,247,152)	(5,760,863)	(141,976,226)	(5,056,441)	(6,615,329)
Net assets at beginning of year	2,029,967,364	1,285,589,309	1,287,127,634	23,860,022	63,887,745
Net assets at end of year	$1,890,515,398	$1,404,345,660	$1,259,907,571	$21,712,448	$58,543,868

Accumulation unit activity(2)
Units outstanding at beginning of year	1,095,298,681	853,533,291	848,431,161	11,078,113	20,084,028
Units purchased	6,842,647	79,485,048	8,139,425	52,014	200,130
Units redeemed	(199,113,647)	(84,622,341)	(101,114,590)	(2,431,431)	(2,494,888)
Units outstanding at end of year	903,027,681	848,395,998	755,455,996	8,698,696	17,789,270

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	65

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(3,468,606)	$(30,193,628)	$(17,694,628)	$1,712,259	$(1,969,756)
Net realized gain (loss) on sales of investments	4,758,015	17,795,624	12,105,244	(4,891,327)	(11,322,540)
Distributions from capital gains	—	—	—	5,376,908	24,401,278
Net change in unrealized appreciation or depreciation of investments	20,265,765	158,884,694	91,035,212	14,674,385	37,216,211
Net increase (decrease) in net assets resulting from operations	21,555,174	146,486,690	85,445,828	16,872,225	48,325,193

Contract transactions
Contract purchase payments	25,171,448	471,817,973	216,698,875	1,400,796	1,653,608
Net transfers(1)	90,585,525	41,049,702	(13,528,017)	(13,923,839)	(18,209,868)
Transfers for policy loans	570	6,076	(36,640)	60,351	85,818
Adjustments to net assets allocated to contracts in payment period	(11,613)	—	43,601	(32,761)	(65,458)
Contract charges	(4,246,949)	(38,505,981)	(21,468,019)	(145,957)	(185,679)
Contract terminations:
Surrender benefits	(14,312,884)	(72,788,363)	(40,168,404)	(14,711,601)	(20,164,372)
Death benefits	(2,097,825)	(18,430,445)	(9,987,993)	(1,416,163)	(1,932,533)
Increase (decrease) from contract transactions	95,088,272	383,148,962	131,553,403	(28,769,174)	(38,818,484)
Net assets at beginning of year	264,361,540	2,862,486,622	1,718,524,570	174,504,742	253,727,561
Net assets at end of year	$381,004,986	$3,392,122,274	$1,935,523,801	$162,607,793	$263,234,270

Accumulation unit activity(2)
Units outstanding at beginning of year	216,805,167	2,087,385,341	1,326,347,511	50,661,842	54,642,191
Units purchased	98,363,383	404,604,335	181,489,209	507,032	447,993
Units redeemed	(17,007,790)	(108,869,306)	(78,467,648)	(9,554,783)	(9,251,164)
Units outstanding at end of year	298,160,760	2,383,120,370	1,429,369,072	41,614,091	45,839,020

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

66	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$273,812
Net realized gain (loss) on sales of investments	(218,104)
Distributions from capital gains	—
Net change in unrealized appreciation or depreciation of investments	435,512
Net increase (decrease) in net assets resulting from operations	491,220

Contract transactions
Contract purchase payments	594,304
Net transfers(1)	(497,295)
Transfers for policy loans	665
Adjustments to net assets allocated to contracts in payment period	—
Contract charges	(3,691)
Contract terminations:
Surrender benefits	(726,558)
Death benefits	(152,431)
Increase (decrease) from contract transactions	(785,006)
Net assets at beginning of year	11,150,817
Net assets at end of year	$10,857,031

Accumulation unit activity(2)
Units outstanding at beginning of year	9,240,322
Units purchased	875,895
Units redeemed	(1,617,043)
Units outstanding at end of year	8,499,174

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RRIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	67

Notes to Financial Statements

1.  ORGANIZATION

RiverSource Variable Account 10 (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for RiverSource® Retirement Advisor Variable Annuity – Band 3 (RAVA Band 3) contracts issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through RAVA Band 3 contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under RAVA Band 3 contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below. These financial statements are of the Divisions of the Account offered through RAVA Band 3.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Global Thematic Gro, Cl B	AB VPS Global Thematic Growth Portfolio (Class B) (renamed to AB VPS Sustainable Global Thematic Portfolio (Class B) effective sometime during the second quarter 2022)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2 (previously Wells Fargo VT Index Asset Allocation Fund – Class 2)
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2 (previously Wells Fargo VT International Equity Fund – Class 2)
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2 (previously Wells Fargo VT Small Cap Growth Fund – Class 2)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II
AC VP Ultra, Cl II	American Century VP Ultra®, Class II
AC VP Val, Cl I	American Century VP Value, Class I
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (renamed to Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3) effective sometime during the second quarter 2022)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio(1)

68	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Division	Fund
CTIVP Allspg Short Dur Govt, Cl 2	CTIVP® – Allspring Short Duration Government Fund (Class 2)(2) (previously CTIVP® – Wells Fargo Short Duration Government Fund (Class 2))
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Loomis Sayles Gro, Cl 1	CTIVP® – Loomis Sayles Growth Fund (Class 1) (renamed to CTIVP® – Principal Blue Chip Growth Fund (Class 1) effective sometime during the second quarter 2022)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II (previously Ivy VIP Asset Strategy, Class II)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Overseas, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares(3) (previously Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Shares)
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Fund, Series II Shares)
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares)
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares (renamed to Invesco V.I. EQV International Equity Fund, Series II Shares effective sometime during the second quarter 2022)
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares (previously Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series II Shares)
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT Intl Eq, Cl S	Neuberger Berman AMT International Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio (previously Third Avenue VST FFI Strategies Portfolio)
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	69

Division	Fund
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
Wanger Intl	Wanger International
Wanger USA	Wanger USA (renamed to Wanger Acorn effective sometime during the second quarter 2022)
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	Effective October 15, 2021, the portfolio performed a reverse share split. Shareholders of the portfolio received 1 share in exchange for every 6 shares of the portfolio owned.
(2)	CTIVP® – Allspring Short Duration Government Fund (Class 2) is scheduled to liquidate sometime during the second quarter of 2022.
(3)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contract.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2021.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

70	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

For RAVA Band 3 contracts, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.55% of the average daily net assets of each subaccount.

4.  CONTRACT CHARGES

RiverSource Life deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on this product and if selected, the related fees are deducted annually from the contract value on the contract anniversary.

5.  SURRENDER CHARGES

There is no charge if you surrender all or part of your contract during the accumulation phase.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2021 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$1,808,027
AB VPS Global Thematic Gro, Cl B	2,691,378
AB VPS Gro & Inc, Cl B	2,602,809
AB VPS Intl Val, Cl B	3,082,532
Allspg VT Index Asset Alloc, Cl 2	2,644,161
Allspg VT Intl Eq, Cl 2	2,258,010
Allspg VT Sm Cap Gro, Cl 2	26,732,387
ALPS Alerian Engy Infr, Class III	6,713,021
AC VP Intl, Cl I	529,461
AC VP Mid Cap Val, Cl II	1,863,485
AC VP Ultra, Cl II	8,287,575
AC VP Val, Cl I	1,295,175
BlackRock Global Alloc, Cl III	29,384,043
Calvert VP SRI Bal, Cl I	1,876,406

Division	Purchases
Col VP Bal, Cl 3	$50,129,465
Col VP Commodity Strategy, Cl 2	6,386,405
Col VP Contrarian Core, Cl 2	13,649,149
Col VP Disciplined Core, Cl 3	3,235,510
Col VP Divd Opp, Cl 3	2,924,726
Col VP Emerg Mkts Bond, Cl 2	3,408,352
Col VP Emer Mkts, Cl 3	12,652,268
Col VP Global Strategic Inc, Cl 3	5,802,906
Col VP Govt Money Mkt, Cl 3	26,644,878
Col VP Hi Yield Bond, Cl 3	10,752,235
Col VP Inc Opp, Cl 3	11,878,575
Col VP Inter Bond, Cl 3	48,335,806
Col VP Lg Cap Gro, Cl 3	3,716,718
Col VP Lg Cap Index, Cl 3	42,439,583

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	71

Division	Purchases
Col VP Limited Duration Cr, Cl 2	$23,880,005
Col VP Long Govt/Cr Bond, Cl 2	4,160,694
Col VP Mid Cap Gro, Cl 3	2,387,231
Col VP Overseas Core, Cl 3	4,251,050
Col VP Select Lg Cap Val, Cl 3	11,862,124
Col VP Select Mid Cap Val, Cl 3	2,193,656
Col VP Select Sm Cap Val, Cl 3	2,295,837
Col VP US Govt Mtge, Cl 3	6,772,506
CS Commodity Return	2,787,440
CTIVP Allspg Short Dur Govt, Cl 2	12,081,331
CTIVP BR Gl Infl Prot Sec, Cl 3	10,875,654
CTIVP Loomis Sayles Gro, Cl 1	1,493,886
CTIVP Vty Sycamore Estb Val, Cl 3	6,216,681
Del Ivy VIP Asset Strategy, Cl II	3,195,188
DWS Alt Asset Alloc VIP, Cl B	4,473,108
EV VT Floating-Rate Inc, Init Cl	11,162,053
Fid VIP Contrafund, Serv Cl 2	94,495,599
Fid VIP Gro & Inc, Serv Cl	3,323,056
Fid VIP Mid Cap, Serv Cl	12,650,218
Fid VIP Overseas, Serv Cl	1,188,282
Fid VIP Strategic Inc, Serv Cl 2	38,036,996
Frank Global Real Est, Cl 2	3,510,119
Frank Inc, Cl 2	10,232,436
Frank Sm Cap Val, Cl 2	14,846,589
GS VIT Mid Cap Val, Inst	18,087,665
GS VIT Multi-Strategy Alt, Advisor	1,550,932
GS VIT Sm Cap Eq Insights, Inst	1,455,328
GS VIT U.S. Eq Insights, Inst	28,502,035
Invesco VI Am Fran, Ser I	1,994,358
Invesco VI Bal Risk Alloc, Ser II	6,804,034
Invesco VI Comstock, Ser II	3,423,108
Invesco VI Dis Mid Cap Gro, Ser I	3,267,773
Invesco VI Global, Ser II	18,885,594
Invesco VI Gbl Strat Inc, Ser II	14,312,009
Invesco VI Hlth, Ser II	7,406,014
Invesco VI Intl Gro, Ser II	5,858,891
Invesco VI Mn St Sm Cap, Ser II	16,056,360
Janus Henderson VIT Bal, Serv	32,418,331
Janus Henderson VIT Enter, Serv	1,947,002
Janus Henderson VIT Flex Bd, Serv	14,031,227
Janus Hend VIT Gbl Tech Innov, Srv	6,792,255
Janus Henderson VIT Overseas, Serv	976,900

Division	Purchases
Janus Henderson VIT Res, Serv	$9,656,827
Lazard Ret Global Dyn MA, Serv	2,205,332
MFS Mass Inv Gro Stock, Serv Cl	12,738,838
MFS New Dis, Serv Cl	9,712,331
MFS Utilities, Serv Cl	11,302,692
MS VIF Dis, Cl II	86,633,035
MS VIF Global Real Est, Cl II	1,235,831
NB AMT Intl Eq, Cl S	895,017
NB AMT US Eq Index PW Strat, Cl S	1,991,313
PIMCO VIT All Asset, Advisor Cl	8,627,201
PIMCO VIT Glb Man As Alloc, Adv Cl	2,577,404
PIMCO VIT Tot Return, Advisor Cl	17,241,689
Put VT Sus Leaders, Cl IB	5,104,961
Royce Micro-Cap, Invest Cl	786,649
Temp Global Bond, Cl 2	2,843,521
Third Ave VST Third Ave Value	136,782
VanEck VIP Global Gold, Cl S	11,587,373
VP Aggr, Cl 2	66,408,949
VP Aggr, Cl 4	12,510,824
VP Conserv, Cl 2	94,415,693
VP Conserv, Cl 4	17,365,842
VP Man Risk, Cl 2	32,180,040
VP Man Risk US, Cl 2	60,462,207
VP Man Vol Conserv, Cl 2	79,360,438
VP Man Vol Conserv Gro, Cl 2	66,207,920
VP Man Vol Gro, Cl 2	505,700,602
VP Man Vol Mod Gro, Cl 2	132,431,420
VP Mod, Cl 2	299,070,660
VP Mod, Cl 4	17,891,926
VP Mod Aggr, Cl 2	75,551,985
VP Mod Aggr, Cl 4	15,608,707
VP Mod Conserv, Cl 2	88,774,707
VP Mod Conserv, Cl 4	19,779,225
VP Ptnrs Core Eq, Cl 3	931,670
VP Ptnrs Sm Cap Val, Cl 3	1,467,698
VP US Flex Conserv Gro, Cl 2	33,935,538
VP US Flex Gro, Cl 2	297,955,906
VP US Flex Mod Gro, Cl 2	130,242,466
Wanger Intl	5,337,300
Wanger USA	12,170,019
WA Var Global Hi Yd Bond, Cl II	3,841,173

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2021	8,157	$1.52	to	$1.35	$11,850	1.61%	0.55%	to	1.90%	8.68%	to	7.22%
2020	7,782	$1.40	to	$1.26	$10,461	1.52%	0.55%	to	1.90%	4.29%	to	2.89%
2019	9,012	$1.34	to	$1.23	$11,673	1.80%	0.55%	to	1.90%	14.61%	to	13.07%
2018	7,870	$1.17	to	$1.08	$8,930	1.54%	0.55%	to	1.90%	(7.86%)	to	(9.10%)
2017	7,130	$1.27	to	$1.19	$8,841	1.80%	0.55%	to	1.90%	13.70%	to	12.17%
AB VPS Global Thematic Gro, Cl B
2021	3,296	$3.71	to	$3.27	$11,645	—	0.55%	to	1.45%	21.90%	to	20.81%
2020	3,590	$3.05	to	$2.71	$10,374	0.42%	0.55%	to	1.45%	38.32%	to	37.08%
2019	3,339	$2.20	to	$1.97	$7,016	0.17%	0.55%	to	1.45%	29.07%	to	27.91%
2018	3,433	$1.71	to	$1.54	$5,616	—	0.55%	to	1.45%	(10.48%)	to	(11.29%)
2017	4,683	$1.91	to	$1.74	$8,645	0.28%	0.55%	to	1.45%	35.55%	to	34.34%

72	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Gro & Inc, Cl B
2021	23,359	$3.80	to	$2.96	$82,840	0.63%	0.55%	to	1.45%	27.14%	to	26.00%
2020	26,311	$2.99	to	$2.35	$73,638	1.34%	0.55%	to	1.45%	1.91%	to	1.00%
2019	29,990	$2.94	to	$2.33	$82,516	1.02%	0.55%	to	1.45%	22.93%	to	21.83%
2018	33,116	$2.39	to	$1.91	$74,356	0.73%	0.55%	to	1.45%	(6.36%)	to	(7.21%)
2017	36,558	$2.55	to	$2.06	$87,981	1.25%	0.55%	to	1.45%	17.95%	to	16.89%
AB VPS Intl Val, Cl B
2021	46,915	$2.22	to	$0.94	$81,262	1.65%	0.55%	to	1.45%	10.25%	to	9.26%
2020	52,865	$2.01	to	$0.86	$83,459	1.53%	0.55%	to	1.45%	1.65%	to	0.74%
2019	60,148	$1.98	to	$0.86	$93,276	0.77%	0.55%	to	1.45%	16.15%	to	15.11%
2018	69,012	$1.70	to	$0.74	$92,028	1.06%	0.55%	to	1.45%	(23.40%)	to	(24.09%)
2017	78,291	$2.23	to	$0.98	$136,442	1.91%	0.55%	to	1.45%	24.41%	to	23.30%
Allspg VT Index Asset Alloc, Cl 2
2021	6,570	$3.90	to	$3.61	$24,848	0.59%	0.55%	to	1.20%	15.36%	to	14.61%
2020	7,351	$3.38	to	$3.15	$24,171	0.82%	0.55%	to	1.20%	15.94%	to	15.20%
2019	8,230	$2.92	to	$2.74	$23,399	1.09%	0.55%	to	1.20%	19.50%	to	18.72%
2018	9,481	$2.44	to	$2.30	$22,593	0.97%	0.55%	to	1.20%	(3.44%)	to	(4.07%)
2017	11,067	$2.53	to	$2.40	$27,343	0.74%	0.55%	to	1.20%	11.64%	to	10.91%
Allspg VT Intl Eq, Cl 2
2021	14,752	$2.10	to	$1.33	$26,283	1.08%	0.55%	to	1.45%	6.28%	to	5.33%
2020	16,331	$1.98	to	$1.26	$27,472	2.58%	0.55%	to	1.45%	4.35%	to	3.42%
2019	18,783	$1.89	to	$1.22	$30,400	3.69%	0.55%	to	1.45%	14.85%	to	13.82%
2018	20,982	$1.65	to	$1.07	$29,640	11.24%	0.55%	to	1.45%	(17.73%)	to	(18.48%)
2017	23,601	$2.00	to	$1.31	$40,675	2.82%	0.55%	to	1.45%	23.66%	to	22.55%
Allspg VT Sm Cap Gro, Cl 2
2021	21,888	$6.09	to	$3.27	$122,035	—	0.55%	to	1.90%	7.05%	to	5.61%
2020	23,583	$5.69	to	$3.10	$123,475	—	0.55%	to	1.90%	56.92%	to	54.82%
2019	24,616	$3.63	to	$2.00	$82,575	—	0.55%	to	1.90%	24.14%	to	22.48%
2018	26,761	$2.92	to	$1.63	$72,561	—	0.55%	to	1.90%	0.75%	to	(0.61%)
2017	25,824	$2.90	to	$1.64	$69,947	—	0.55%	to	1.90%	25.17%	to	23.50%
ALPS Alerian Engy Infr, Class III
2021	31,011	$1.00	to	$0.89	$29,707	2.06%	0.55%	to	1.90%	37.02%	to	35.18%
2020	31,725	$0.73	to	$0.66	$22,314	2.78%	0.55%	to	1.90%	(25.54%)	to	(26.54%)
2019	35,763	$0.98	to	$0.89	$33,932	1.50%	0.55%	to	1.90%	19.75%	to	18.15%
2018	40,353	$0.82	to	$0.76	$32,131	1.69%	0.55%	to	1.90%	(19.40%)	to	(20.49%)
2017	46,826	$1.01	to	$0.95	$46,485	1.84%	0.55%	to	1.90%	(1.38%)	to	(2.70%)
AC VP Intl, Cl I
2021	3,597	$2.75	to	$2.51	$9,341	0.16%	0.55%	to	0.95%	8.15%	to	7.72%
2020	3,871	$2.54	to	$2.33	$9,327	0.49%	0.55%	to	0.95%	25.19%	to	24.69%
2019	4,271	$2.03	to	$1.87	$8,221	0.88%	0.55%	to	0.95%	27.72%	to	27.21%
2018	4,951	$1.59	to	$1.47	$7,484	1.29%	0.55%	to	0.95%	(15.69%)	to	(16.03%)
2017	5,612	$1.88	to	$1.75	$10,081	0.88%	0.55%	to	0.95%	30.49%	to	29.97%
AC VP Mid Cap Val, Cl II
2021	12,841	$3.19	to	$3.46	$42,771	1.00%	0.55%	to	1.45%	22.34%	to	21.25%
2020	14,793	$2.61	to	$2.85	$40,391	1.63%	0.55%	to	1.45%	0.56%	to	(0.35%)
2019	19,355	$2.59	to	$2.86	$52,756	1.91%	0.55%	to	1.45%	28.29%	to	27.14%
2018	23,734	$2.02	to	$2.25	$50,642	1.25%	0.55%	to	1.45%	(13.44%)	to	(14.22%)
2017	29,035	$2.34	to	$2.62	$71,937	1.40%	0.55%	to	1.45%	10.86%	to	9.87%
AC VP Ultra, Cl II
2021	9,890	$6.32	to	$5.75	$60,002	—	0.55%	to	1.45%	22.32%	to	21.23%
2020	11,057	$5.16	to	$4.74	$54,981	—	0.55%	to	1.45%	48.73%	to	47.40%
2019	11,208	$3.47	to	$3.22	$37,737	—	0.55%	to	1.45%	33.72%	to	32.53%
2018	12,466	$2.60	to	$2.43	$31,543	0.11%	0.55%	to	1.45%	0.04%	to	(0.86%)
2017	11,436	$2.60	to	$2.45	$29,024	0.24%	0.55%	to	1.45%	31.28%	to	30.11%
AC VP Val, Cl I
2021	6,246	$5.19	to	$4.75	$30,851	1.73%	0.55%	to	0.95%	23.83%	to	23.33%
2020	6,916	$4.19	to	$3.85	$27,765	2.28%	0.55%	to	0.95%	0.42%	to	0.02%
2019	8,222	$4.17	to	$3.85	$32,899	2.11%	0.55%	to	0.95%	26.34%	to	25.83%
2018	9,425	$3.30	to	$3.06	$29,909	1.63%	0.55%	to	0.95%	(9.65%)	to	(10.01%)
2017	11,135	$3.66	to	$3.40	$39,156	1.64%	0.55%	to	0.95%	8.15%	to	7.72%

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	73

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
BlackRock Global Alloc, Cl III
2021	51,484	$1.87	to	$1.64	$92,142	0.83%	0.55%	to	1.90%	5.83%	to	4.41%
2020	49,337	$1.77	to	$1.57	$83,868	1.34%	0.55%	to	1.90%	20.05%	to	18.43%
2019	51,774	$1.47	to	$1.33	$73,748	1.25%	0.55%	to	1.90%	17.11%	to	15.55%
2018	58,332	$1.26	to	$1.15	$71,337	0.83%	0.55%	to	1.90%	(8.09%)	to	(9.32%)
2017	62,869	$1.37	to	$1.27	$84,099	1.30%	0.55%	to	1.90%	13.09%	to	11.58%
Calvert VP SRI Bal, Cl I
2021	9,172	$2.93	to	$2.92	$25,775	1.16%	0.55%	to	1.20%	14.49%	to	13.74%
2020	9,850	$2.56	to	$2.57	$24,246	1.51%	0.55%	to	1.20%	14.63%	to	13.88%
2019	10,384	$2.24	to	$2.26	$22,358	1.56%	0.55%	to	1.20%	23.72%	to	22.92%
2018	10,525	$1.81	to	$1.83	$18,359	1.74%	0.55%	to	1.20%	(3.20%)	to	(3.84%)
2017	11,496	$1.87	to	$1.91	$20,774	1.99%	0.55%	to	1.20%	11.38%	to	10.66%
Col VP Bal, Cl 3
2021	198,849	$3.46	to	$2.25	$643,716	—	0.55%	to	1.90%	14.11%	to	12.58%
2020	202,406	$3.03	to	$2.00	$577,612	—	0.55%	to	1.90%	16.94%	to	15.37%
2019	200,210	$2.59	to	$1.73	$493,462	—	0.55%	to	1.90%	22.11%	to	20.47%
2018	209,029	$2.13	to	$1.44	$424,747	—	0.55%	to	1.90%	(6.41%)	to	(7.67%)
2017	221,556	$2.27	to	$1.56	$485,154	—	0.55%	to	1.90%	13.89%	to	12.37%
Col VP Commodity Strategy, Cl 2
2021	15,752	$0.73	to	$0.65	$11,016	—	0.55%	to	1.90%	31.29%	to	29.53%
2020	8,170	$0.56	to	$0.50	$4,373	20.03%	0.55%	to	1.90%	(2.09%)	to	(3.40%)
2019	8,107	$0.57	to	$0.52	$4,460	0.93%	0.55%	to	1.90%	7.19%	to	5.75%
2018	8,710	$0.53	to	$0.49	$4,491	—	0.55%	to	1.90%	(14.64%)	to	(15.79%)
2017	7,268	$0.62	to	$0.58	$4,412	5.58%	0.55%	to	1.90%	1.15%	to	(0.20%)
Col VP Contrarian Core, Cl 2
2021	46,001	$3.24	to	$2.88	$143,414	—	0.55%	to	1.90%	23.28%	to	21.63%
2020	46,707	$2.63	to	$2.37	$118,781	—	0.55%	to	1.90%	21.33%	to	19.71%
2019	48,211	$2.17	to	$1.98	$101,337	—	0.55%	to	1.90%	32.08%	to	30.31%
2018	52,094	$1.64	to	$1.52	$83,307	—	0.55%	to	1.90%	(9.64%)	to	(10.86%)
2017	57,727	$1.82	to	$1.70	$102,614	—	0.55%	to	1.90%	20.82%	to	19.21%
Col VP Disciplined Core, Cl 3
2021	105,498	$3.50	to	$3.63	$411,739	—	0.55%	to	1.45%	31.84%	to	30.66%
2020	116,774	$2.65	to	$2.77	$347,019	—	0.55%	to	1.45%	13.36%	to	12.34%
2019	131,960	$2.34	to	$2.47	$346,230	—	0.55%	to	1.45%	23.95%	to	22.84%
2018	147,359	$1.89	to	$2.01	$312,920	—	0.55%	to	1.45%	(4.27%)	to	(5.13%)
2017	166,607	$1.97	to	$2.12	$369,908	—	0.55%	to	1.45%	23.54%	to	22.44%
Col VP Divd Opp, Cl 3
2021	112,748	$4.55	to	$2.45	$432,848	—	0.55%	to	1.45%	25.33%	to	24.20%
2020	128,498	$3.63	to	$1.97	$395,051	—	0.55%	to	1.45%	0.47%	to	(0.43%)
2019	148,528	$3.62	to	$1.98	$456,364	—	0.55%	to	1.45%	23.24%	to	22.14%
2018	172,206	$2.93	to	$1.62	$430,290	—	0.55%	to	1.45%	(6.39%)	to	(7.23%)
2017	206,320	$3.13	to	$1.75	$552,055	—	0.55%	to	1.45%	13.65%	to	12.64%
Col VP Emerg Mkts Bond, Cl 2
2021	11,854	$1.17	to	$1.04	$13,330	3.68%	0.55%	to	1.90%	(2.99%)	to	(4.29%)
2020	12,122	$1.21	to	$1.09	$14,140	3.23%	0.55%	to	1.90%	6.58%	to	5.14%
2019	13,256	$1.13	to	$1.03	$14,563	4.87%	0.55%	to	1.90%	11.47%	to	9.98%
2018	13,128	$1.01	to	$0.94	$12,998	4.32%	0.55%	to	1.90%	(7.89%)	to	(9.13%)
2017	13,655	$1.10	to	$1.03	$14,750	4.45%	0.55%	to	1.90%	11.08%	to	9.59%
Col VP Emer Mkts, Cl 3
2021	35,031	$4.23	to	$2.35	$117,350	0.99%	0.55%	to	1.45%	(7.84%)	to	(8.67%)
2020	38,326	$4.59	to	$2.57	$139,658	0.56%	0.55%	to	1.45%	32.63%	to	31.44%
2019	45,589	$3.46	to	$1.96	$125,995	0.18%	0.55%	to	1.45%	30.71%	to	29.54%
2018	53,483	$2.65	to	$1.51	$113,557	0.45%	0.55%	to	1.45%	(22.01%)	to	(22.71%)
2017	60,139	$3.40	to	$1.95	$164,139	0.09%	0.55%	to	1.45%	46.25%	to	44.95%
Col VP Global Strategic Inc, Cl 3
2021	35,882	$1.93	to	$1.21	$59,979	3.92%	0.55%	to	1.45%	0.59%	to	(0.32%)
2020	38,477	$1.92	to	$1.22	$64,308	5.22%	0.55%	to	1.45%	4.11%	to	3.17%
2019	43,214	$1.85	to	$1.18	$69,749	—	0.55%	to	1.45%	10.30%	to	9.31%
2018	49,751	$1.67	to	$1.08	$73,103	4.33%	0.55%	to	1.45%	(5.86%)	to	(6.71%)
2017	59,884	$1.78	to	$1.16	$93,743	—	0.55%	to	1.45%	5.19%	to	4.25%

74	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Govt Money Mkt, Cl 3
2021	101,435	$1.21	to	$0.91	$110,390	0.01%	0.55%	to	1.45%	(0.53%)	to	(1.41%)
2020	123,715	$1.21	to	$0.93	$135,583	0.18%	0.55%	to	1.45%	(0.27%)	to	(1.16%)
2019	86,619	$1.22	to	$0.94	$96,069	1.73%	0.55%	to	1.45%	1.21%	to	0.30%
2018	105,979	$1.20	to	$0.93	$116,885	1.36%	0.55%	to	1.45%	0.83%	to	(0.08%)
2017	109,560	$1.19	to	$0.93	$120,109	0.29%	0.55%	to	1.45%	(0.25%)	to	(1.14%)
Col VP Hi Yield Bond, Cl 3
2021	50,238	$3.39	to	$2.28	$153,394	4.93%	0.55%	to	1.45%	4.29%	to	3.35%
2020	55,713	$3.25	to	$2.21	$163,849	5.64%	0.55%	to	1.45%	5.96%	to	5.01%
2019	66,858	$3.07	to	$2.10	$185,992	5.75%	0.55%	to	1.45%	16.08%	to	15.04%
2018	78,729	$2.64	to	$1.83	$189,434	5.46%	0.55%	to	1.45%	(4.53%)	to	(5.39%)
2017	100,651	$2.77	to	$1.93	$253,612	5.36%	0.55%	to	1.45%	5.83%	to	4.88%
Col VP Inc Opp, Cl 3
2021	37,714	$2.72	to	$2.20	$94,708	8.85%	0.55%	to	1.45%	3.90%	to	2.97%
2020	42,052	$2.61	to	$2.14	$101,999	4.60%	0.55%	to	1.45%	5.16%	to	4.21%
2019	49,492	$2.49	to	$2.05	$114,398	4.99%	0.55%	to	1.45%	15.59%	to	14.56%
2018	57,728	$2.15	to	$1.79	$115,887	4.80%	0.55%	to	1.45%	(4.39%)	to	(5.25%)
2017	76,235	$2.25	to	$1.89	$160,428	6.04%	0.55%	to	1.45%	5.80%	to	4.86%
Col VP Inter Bond, Cl 3
2021	145,682	$2.41	to	$1.62	$306,148	3.17%	0.55%	to	1.45%	(0.90%)	to	(1.79%)
2020	160,950	$2.43	to	$1.65	$342,523	2.75%	0.55%	to	1.45%	11.83%	to	10.83%
2019	159,192	$2.17	to	$1.49	$305,425	3.11%	0.55%	to	1.45%	8.52%	to	7.55%
2018	167,470	$2.00	to	$1.38	$298,059	2.22%	0.55%	to	1.45%	(0.29%)	to	(1.19%)
2017	203,734	$2.01	to	$1.40	$364,529	2.67%	0.55%	to	1.45%	3.17%	to	2.24%
Col VP Lg Cap Gro, Cl 3
2021	47,378	$3.42	to	$4.60	$168,058	—	0.55%	to	1.45%	27.83%	to	26.69%
2020	55,016	$2.67	to	$3.63	$152,397	—	0.55%	to	1.45%	33.83%	to	32.63%
2019	62,416	$2.00	to	$2.74	$128,985	—	0.55%	to	1.45%	35.02%	to	33.80%
2018	73,335	$1.48	to	$2.05	$112,703	—	0.55%	to	1.45%	(4.62%)	to	(5.48%)
2017	84,182	$1.55	to	$2.17	$135,480	—	0.55%	to	1.45%	27.25%	to	26.11%
Col VP Lg Cap Index, Cl 3
2021	149,903	$3.99	to	$3.30	$595,823	—	0.55%	to	1.90%	27.52%	to	25.81%
2020	152,958	$3.13	to	$2.62	$479,900	—	0.55%	to	1.90%	17.25%	to	15.68%
2019	156,149	$2.67	to	$2.27	$420,166	—	0.55%	to	1.90%	30.23%	to	28.49%
2018	149,134	$2.05	to	$1.76	$309,702	—	0.55%	to	1.90%	(5.34%)	to	(6.62%)
2017	142,086	$2.16	to	$1.89	$313,622	—	0.55%	to	1.90%	20.62%	to	19.01%
Col VP Limited Duration Cr, Cl 2
2021	59,735	$1.07	to	$1.03	$68,215	1.39%	0.55%	to	1.90%	(1.38%)	to	(2.71%)
2020	54,109	$1.09	to	$1.06	$62,924	2.54%	0.55%	to	1.90%	4.99%	to	3.58%
2019	39,044	$1.04	to	$1.02	$43,437	2.09%	0.55%	to	1.90%	6.88%	to	5.44%
2018	36,076	$0.97	to	$0.97	$37,787	1.64%	0.55%	to	1.90%	(0.57%)	to	(1.90%)
2017	30,588	$0.98	to	$0.99	$32,256	2.06%	0.55%	to	1.90%	1.25%	to	(0.10%)
Col VP Long Govt/Cr Bond, Cl 2
2021	12,912	$1.40	to	$1.24	$17,456	1.65%	0.55%	to	1.90%	(4.00%)	to	(5.28%)
2020	19,114	$1.46	to	$1.31	$27,008	2.51%	0.55%	to	1.90%	16.43%	to	14.87%
2019	12,488	$1.25	to	$1.14	$15,275	2.52%	0.55%	to	1.90%	18.77%	to	17.17%
2018	11,169	$1.05	to	$0.98	$11,586	3.20%	0.55%	to	1.90%	(5.90%)	to	(7.17%)
2017	13,756	$1.12	to	$1.05	$15,180	3.16%	0.55%	to	1.90%	10.39%	to	8.91%
Col VP Mid Cap Gro, Cl 3
2021	22,032	$5.30	to	$3.88	$95,791	—	0.55%	to	1.45%	15.77%	to	14.73%
2020	24,410	$4.57	to	$3.38	$92,335	—	0.55%	to	1.45%	34.49%	to	33.29%
2019	27,275	$3.40	to	$2.54	$77,186	—	0.55%	to	1.45%	34.28%	to	33.08%
2018	31,843	$2.53	to	$1.91	$67,559	—	0.55%	to	1.45%	(5.38%)	to	(6.23%)
2017	35,762	$2.68	to	$2.03	$80,801	—	0.55%	to	1.45%	22.12%	to	21.03%
Col VP Overseas Core, Cl 3
2021	32,569	$1.85	to	$1.66	$63,000	1.18%	0.55%	to	1.45%	9.28%	to	8.30%
2020	36,058	$1.69	to	$1.54	$64,166	1.56%	0.55%	to	1.45%	8.33%	to	7.36%
2019	42,438	$1.56	to	$1.43	$69,942	1.96%	0.55%	to	1.45%	24.63%	to	23.52%
2018	50,268	$1.25	to	$1.16	$66,585	2.69%	0.55%	to	1.45%	(17.16%)	to	(17.91%)
2017	59,162	$1.51	to	$1.41	$94,655	1.98%	0.55%	to	1.45%	26.67%	to	25.54%

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	75

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Lg Cap Val, Cl 3
2021	12,549	$4.20	to	$3.15	$47,197	—	0.55%	to	1.45%	25.46%	to	24.33%
2020	10,598	$3.34	to	$2.53	$31,993	—	0.55%	to	1.45%	6.37%	to	5.41%
2019	13,028	$3.14	to	$2.40	$36,838	—	0.55%	to	1.45%	25.85%	to	24.72%
2018	14,388	$2.50	to	$1.92	$32,487	—	0.55%	to	1.45%	(12.79%)	to	(13.58%)
2017	15,242	$2.87	to	$2.23	$39,807	—	0.55%	to	1.45%	20.14%	to	19.07%
Col VP Select Mid Cap Val, Cl 3
2021	13,270	$4.39	to	$3.05	$49,753	—	0.55%	to	1.45%	31.41%	to	30.23%
2020	15,060	$3.34	to	$2.34	$43,098	—	0.55%	to	1.45%	6.82%	to	5.86%
2019	18,698	$3.13	to	$2.21	$50,177	—	0.55%	to	1.45%	30.70%	to	29.53%
2018	22,628	$2.39	to	$1.71	$46,653	—	0.55%	to	1.45%	(13.88%)	to	(14.66%)
2017	27,611	$2.78	to	$2.00	$66,373	—	0.55%	to	1.45%	12.77%	to	11.76%
Col VP Select Sm Cap Val, Cl 3
2021	8,094	$5.26	to	$2.82	$36,039	—	0.55%	to	1.45%	30.08%	to	28.92%
2020	8,684	$4.04	to	$2.18	$30,099	—	0.55%	to	1.45%	8.46%	to	7.48%
2019	10,587	$3.73	to	$2.03	$33,704	—	0.55%	to	1.45%	16.94%	to	15.89%
2018	12,563	$3.19	to	$1.75	$34,140	—	0.55%	to	1.45%	(13.18%)	to	(13.96%)
2017	14,554	$3.67	to	$2.04	$45,595	—	0.55%	to	1.45%	11.58%	to	10.59%
Col VP US Govt Mtge, Cl 3
2021	37,439	$1.69	to	$1.19	$55,348	1.89%	0.55%	to	1.45%	(1.61%)	to	(2.49%)
2020	41,015	$1.72	to	$1.22	$61,786	2.50%	0.55%	to	1.45%	4.38%	to	3.44%
2019	42,323	$1.65	to	$1.18	$61,670	2.69%	0.55%	to	1.45%	6.03%	to	5.08%
2018	47,865	$1.55	to	$1.12	$66,263	2.72%	0.55%	to	1.45%	1.16%	to	0.24%
2017	59,588	$1.54	to	$1.12	$81,742	2.77%	0.55%	to	1.45%	2.65%	to	1.73%
CS Commodity Return
2021	21,050	$0.62	to	$0.57	$12,605	4.76%	0.55%	to	1.45%	27.20%	to	26.06%
2020	21,423	$0.49	to	$0.45	$10,128	5.96%	0.55%	to	1.45%	(2.02%)	to	(2.90%)
2019	25,441	$0.50	to	$0.47	$12,321	0.87%	0.55%	to	1.45%	6.11%	to	5.16%
2018	29,778	$0.47	to	$0.44	$13,656	2.60%	0.55%	to	1.45%	(12.14%)	to	(12.94%)
2017	35,795	$0.54	to	$0.51	$18,741	9.03%	0.55%	to	1.45%	0.96%	to	0.06%
CTIVP Allspg Short Dur Govt, Cl 2
2021	43,941	$1.03	to	$0.90	$43,951	1.30%	0.55%	to	1.90%	(2.24%)	to	(3.55%)
2020	53,584	$1.06	to	$0.94	$55,043	2.88%	0.55%	to	1.90%	2.82%	to	1.44%
2019	26,142	$1.03	to	$0.92	$26,243	0.80%	0.55%	to	1.90%	2.77%	to	1.39%
2018	23,287	$1.00	to	$0.91	$22,853	0.96%	0.55%	to	1.90%	0.25%	to	(1.10%)
2017	19,668	$1.00	to	$0.92	$19,336	0.71%	0.55%	to	1.90%	(0.10%)	to	(1.44%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2021	39,791	$1.87	to	$1.59	$69,964	0.69%	0.55%	to	1.45%	3.91%	to	2.97%
2020	39,638	$1.80	to	$1.55	$67,369	0.56%	0.55%	to	1.45%	8.52%	to	7.54%
2019	45,328	$1.66	to	$1.44	$71,210	3.16%	0.55%	to	1.45%	7.22%	to	6.26%
2018	53,141	$1.55	to	$1.35	$78,153	—	0.55%	to	1.45%	(1.06%)	to	(1.95%)
2017	60,599	$1.56	to	$1.38	$90,400	2.29%	0.55%	to	1.45%	1.98%	to	1.07%
CTIVP Loomis Sayles Gro, Cl 1
2021	53,190	$2.76	to	$2.62	$144,175	—	0.55%	to	1.45%	17.92%	to	16.87%
2020	62,336	$2.34	to	$2.24	$143,801	—	0.55%	to	1.45%	31.21%	to	30.04%
2019	72,360	$1.78	to	$1.73	$127,746	—	0.55%	to	1.45%	31.03%	to	29.86%
2018	86,651	$1.36	to	$1.33	$117,135	—	0.55%	to	1.45%	(2.93%)	to	(3.81%)
2017	101,978	$1.40	to	$1.38	$142,510	—	0.55%	to	1.45%	32.30%	to	31.12%
CTIVP Vty Sycamore Estb Val, Cl 3
2021	10,178	$5.09	to	$3.77	$46,158	—	0.55%	to	1.45%	31.03%	to	29.85%
2020	10,052	$3.88	to	$2.90	$34,992	—	0.55%	to	1.45%	7.31%	to	6.35%
2019	12,437	$3.62	to	$2.73	$40,364	—	0.55%	to	1.45%	27.31%	to	26.17%
2018	12,856	$2.84	to	$2.16	$32,901	—	0.55%	to	1.45%	(10.59%)	to	(11.40%)
2017	12,502	$3.18	to	$2.44	$35,853	—	0.55%	to	1.45%	15.09%	to	14.07%
Del Ivy VIP Asset Strategy, Cl II
2021	10,019	$1.67	to	$1.49	$16,237	1.59%	0.55%	to	1.90%	9.84%	to	8.37%
2020	10,756	$1.52	to	$1.37	$15,965	2.00%	0.55%	to	1.90%	13.25%	to	11.73%
2019	12,187	$1.34	to	$1.23	$16,046	2.12%	0.55%	to	1.90%	21.11%	to	19.48%
2018	13,310	$1.11	to	$1.03	$14,604	1.83%	0.55%	to	1.90%	(5.96%)	to	(7.23%)
2017	13,785	$1.18	to	$1.11	$16,130	1.48%	0.55%	to	1.90%	17.63%	to	16.05%

76	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
DWS Alt Asset Alloc VIP, Cl B
2021	12,269	$1.28	to	$1.12	$15,007	1.58%	0.55%	to	1.90%	11.73%	to	10.24%
2020	10,984	$1.14	to	$1.02	$12,104	2.51%	0.55%	to	1.90%	4.74%	to	3.34%
2019	13,011	$1.09	to	$0.98	$13,753	3.56%	0.55%	to	1.90%	13.72%	to	12.20%
2018	14,302	$0.96	to	$0.88	$13,348	1.94%	0.55%	to	1.90%	(9.85%)	to	(11.07%)
2017	18,141	$1.07	to	$0.99	$18,872	2.08%	0.55%	to	1.90%	6.43%	to	5.00%
EV VT Floating-Rate Inc, Init Cl
2021	52,307	$1.61	to	$1.39	$79,386	2.90%	0.55%	to	1.45%	3.06%	to	2.13%
2020	53,306	$1.56	to	$1.36	$78,848	3.33%	0.55%	to	1.45%	1.41%	to	0.53%
2019	75,165	$1.54	to	$1.36	$109,951	4.32%	0.55%	to	1.45%	6.49%	to	5.54%
2018	103,408	$1.44	to	$1.29	$142,449	3.75%	0.55%	to	1.45%	(0.62%)	to	(1.52%)
2017	106,635	$1.45	to	$1.31	$148,477	3.26%	0.55%	to	1.45%	2.85%	to	1.93%
Fid VIP Contrafund, Serv Cl 2
2021	143,617	$4.48	to	$3.34	$618,452	0.03%	0.55%	to	1.90%	26.81%	to	25.11%
2020	156,503	$3.53	to	$2.67	$534,239	0.08%	0.55%	to	1.90%	29.52%	to	27.78%
2019	172,296	$2.73	to	$2.09	$456,586	0.21%	0.55%	to	1.90%	30.56%	to	28.81%
2018	190,555	$2.09	to	$1.62	$388,931	0.43%	0.55%	to	1.90%	(7.16%)	to	(8.41%)
2017	208,759	$2.25	to	$1.77	$461,169	0.77%	0.55%	to	1.90%	20.92%	to	19.31%
Fid VIP Gro & Inc, Serv Cl
2021	11,782	$3.84	to	$3.51	$42,718	2.29%	0.55%	to	0.95%	25.07%	to	24.58%
2020	12,829	$3.07	to	$2.82	$37,319	2.01%	0.55%	to	0.95%	7.14%	to	6.72%
2019	14,530	$2.86	to	$2.64	$39,574	3.51%	0.55%	to	0.95%	29.23%	to	28.71%
2018	16,690	$2.22	to	$2.05	$35,297	0.25%	0.55%	to	0.95%	(9.58%)	to	(9.94%)
2017	19,471	$2.45	to	$2.28	$45,470	1.15%	0.55%	to	0.95%	16.13%	to	15.67%
Fid VIP Mid Cap, Serv Cl
2021	7,266	$11.42	to	$10.44	$78,981	0.50%	0.55%	to	0.95%	24.82%	to	24.32%
2020	8,169	$9.15	to	$8.40	$71,389	0.55%	0.55%	to	0.95%	17.39%	to	16.92%
2019	9,419	$7.79	to	$7.18	$70,309	0.77%	0.55%	to	0.95%	22.67%	to	22.18%
2018	10,955	$6.35	to	$5.88	$66,853	0.53%	0.55%	to	0.95%	(15.11%)	to	(15.45%)
2017	12,686	$7.48	to	$6.95	$91,328	0.60%	0.55%	to	0.95%	20.04%	to	19.57%
Fid VIP Overseas, Serv Cl
2021	4,660	$2.71	to	$2.48	$11,967	0.44%	0.55%	to	0.95%	18.92%	to	18.44%
2020	5,118	$2.28	to	$2.09	$11,088	0.34%	0.55%	to	0.95%	14.86%	to	14.40%
2019	5,912	$1.98	to	$1.83	$11,189	1.61%	0.55%	to	0.95%	26.97%	to	26.47%
2018	6,601	$1.56	to	$1.45	$9,868	1.37%	0.55%	to	0.95%	(15.35%)	to	(15.69%)
2017	7,741	$1.84	to	$1.71	$13,657	1.31%	0.55%	to	0.95%	29.39%	to	28.88%
Fid VIP Strategic Inc, Serv Cl 2
2021	138,730	$1.33	to	$1.18	$177,205	2.56%	0.55%	to	1.90%	2.97%	to	1.58%
2020	127,920	$1.29	to	$1.16	$159,418	3.05%	0.55%	to	1.90%	6.57%	to	5.14%
2019	135,767	$1.21	to	$1.10	$159,517	3.40%	0.55%	to	1.90%	10.05%	to	8.57%
2018	116,492	$1.10	to	$1.02	$125,045	3.67%	0.55%	to	1.90%	(3.36%)	to	(4.66%)
2017	104,865	$1.14	to	$1.07	$117,160	3.66%	0.55%	to	1.90%	6.96%	to	5.53%
Frank Global Real Est, Cl 2
2021	23,528	$4.28	to	$1.37	$70,706	0.89%	0.55%	to	1.45%	26.09%	to	24.97%
2020	26,984	$3.40	to	$1.10	$64,477	3.29%	0.55%	to	1.45%	(5.91%)	to	(6.75%)
2019	31,459	$3.61	to	$1.18	$80,181	2.64%	0.55%	to	1.45%	21.70%	to	20.61%
2018	36,256	$2.96	to	$0.98	$76,097	2.62%	0.55%	to	1.45%	(7.29%)	to	(8.12%)
2017	44,547	$3.20	to	$1.06	$100,096	3.10%	0.55%	to	1.45%	9.87%	to	8.89%
Frank Inc, Cl 2
2021	38,475	$1.63	to	$1.45	$60,037	4.60%	0.55%	to	1.90%	16.12%	to	14.56%
2020	38,728	$1.40	to	$1.27	$52,301	5.97%	0.55%	to	1.90%	0.14%	to	(1.21%)
2019	46,150	$1.40	to	$1.28	$62,607	5.35%	0.55%	to	1.90%	15.42%	to	13.87%
2018	44,620	$1.22	to	$1.12	$52,750	4.72%	0.55%	to	1.90%	(4.83%)	to	(6.12%)
2017	46,996	$1.28	to	$1.20	$58,671	4.15%	0.55%	to	1.90%	9.07%	to	7.62%
Frank Sm Cap Val, Cl 2
2021	26,794	$7.50	to	$2.38	$134,339	1.02%	0.55%	to	1.90%	24.68%	to	23.00%
2020	28,578	$6.02	to	$1.94	$115,452	1.50%	0.55%	to	1.90%	4.61%	to	3.22%
2019	32,667	$5.75	to	$1.88	$126,596	1.05%	0.55%	to	1.90%	25.66%	to	23.97%
2018	34,466	$4.58	to	$1.51	$107,886	0.88%	0.55%	to	1.90%	(13.36%)	to	(14.53%)
2017	38,047	$5.28	to	$1.77	$138,461	0.52%	0.55%	to	1.90%	10.05%	to	8.57%

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	77

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
GS VIT Mid Cap Val, Inst
2021	16,894	$8.65	to	$5.57	$131,913	0.46%	0.55%	to	1.20%	30.23%		to	29.39%
2020	19,376	$6.64	to	$4.31	$116,602	0.62%	0.55%	to	1.20%	7.81%		to	7.11%
2019	22,573	$6.16	to	$4.02	$126,366	0.77%	0.55%	to	1.20%	30.81%		to	29.96%
2018	26,237	$4.71	to	$3.09	$112,625	1.25%	0.55%	to	1.20%	(10.95%)		to	(11.53%)
2017	30,996	$5.29	to	$3.50	$149,798	0.70%	0.55%	to	1.20%	10.46%		to	9.75%
GS VIT Multi-Strategy Alt, Advisor
2021	7,940	$1.05	to	$0.95	$8,057	1.38%	0.55%	to	1.90%	4.08%		to	2.68%
2020	7,250	$1.01	to	$0.93	$7,104	1.83%	0.55%	to	1.90%	5.99%		to	4.57%
2019	6,769	$0.95	to	$0.88	$6,290	2.68%	0.55%	to	1.90%	8.01%		to	6.55%
2018	6,233	$0.88	to	$0.83	$5,394	2.36%	0.55%	to	1.90%	(7.61%)		to	(8.86%)
2017	5,549	$0.96	to	$0.91	$5,223	2.13%	0.55%	to	1.90%	4.57%		to	3.17%
GS VIT Sm Cap Eq Insights, Inst
2021	1,088	$5.73	to	$5.24	$5,878	0.45%	0.55%	to	0.95%	23.11%		to	22.62%
2020	1,238	$4.65	to	$4.27	$5,451	0.22%	0.55%	to	0.95%	7.99%		to	7.56%
2019	1,456	$4.31	to	$3.97	$5,957	0.48%	0.55%	to	0.95%	24.16%		to	23.66%
2018	1,610	$3.47	to	$3.21	$5,327	0.44%	0.55%	to	0.95%	(9.13%)		to	(9.49%)
2017	1,844	$3.82	to	$3.55	$6,730	0.53%	0.55%	to	0.95%	10.96%		to	10.51%
GS VIT U.S. Eq Insights, Inst
2021	29,415	$4.30	to	$3.59	$120,460	0.78%	0.55%	to	1.45%	28.70%		to	27.54%
2020	34,242	$3.34	to	$2.81	$109,201	0.84%	0.55%	to	1.45%	16.90%		to	15.86%
2019	40,322	$2.86	to	$2.43	$110,217	1.21%	0.55%	to	1.45%	24.52%		to	23.41%
2018	47,779	$2.30	to	$1.97	$105,192	1.19%	0.55%	to	1.45%	(6.71%)		to	(7.55%)
2017	52,854	$2.46	to	$2.13	$125,064	1.34%	0.55%	to	1.45%	23.39%		to	22.29%
Invesco VI Am Fran, Ser I
2021	4,117	$4.03	to	$3.88	$16,208	—	0.55%	to	0.95%	11.31%		to	10.87%
2020	4,758	$3.62	to	$3.50	$16,877	0.07%	0.55%	to	0.95%	41.57%		to	41.01%
2019	5,370	$2.56	to	$2.48	$13,489	—	0.55%	to	0.95%	36.01%		to	35.46%
2018	6,121	$1.88	to	$1.83	$11,336	—	0.55%	to	0.95%	(4.16%)		to	(4.54%)
2017	6,861	$1.96	to	$1.92	$13,291	0.08%	0.55%	to	0.95%	26.64%		to	26.14%
Invesco VI Bal Risk Alloc, Ser II
2021	25,890	$1.50	to	$1.34	$37,476	3.03%	0.55%	to	1.90%	8.66%		to	7.21%
2020	25,880	$1.38	to	$1.25	$34,796	7.46%	0.55%	to	1.90%	9.39%		to	7.92%
2019	31,724	$1.27	to	$1.16	$39,137	—	0.55%	to	1.90%	14.25%		to	12.72%
2018	34,792	$1.11	to	$1.02	$37,768	1.26%	0.55%	to	1.90%	(7.23%)		to	(8.49%)
2017	39,964	$1.19	to	$1.12	$46,895	3.79%	0.55%	to	1.90%	9.23%		to	7.77%
Invesco VI Comstock, Ser II
2021	29,782	$3.79	to	$2.71	$102,722	1.57%	0.55%	to	1.45%	32.31%		to	31.13%
2020	36,170	$2.86	to	$2.07	$94,658	2.13%	0.55%	to	1.45%	(1.63%)		to	(2.51%)
2019	42,757	$2.91	to	$2.12	$113,810	1.67%	0.55%	to	1.45%	24.26%		to	23.14%
2018	50,584	$2.34	to	$1.72	$108,556	1.40%	0.55%	to	1.45%	(12.85%)		to	(13.64%)
2017	58,649	$2.69	to	$2.00	$144,815	1.92%	0.55%	to	1.45%	16.93%		to	15.89%
Invesco VI Dis Mid Cap Gro, Ser I
2021	14,159	$1.79	to	$1.77	$25,333	—	0.55%	to	1.20%	18.45%		to	17.68%
2020	15,946	$1.51	to	$1.50	$24,155	0.05%	0.55%	to	1.20%	51.03	%(7)	to	50.36	%(7)
Invesco VI Global, Ser II
2021	41,188	$4.87	to	$2.77	$168,530	—	0.55%	to	1.90%	14.54%		to	13.00%
2020	44,144	$4.25	to	$2.45	$158,216	0.44%	0.55%	to	1.90%	26.64%		to	24.94%
2019	49,088	$3.36	to	$1.96	$139,266	0.64%	0.55%	to	1.90%	30.73%		to	28.98%
2018	52,505	$2.57	to	$1.52	$114,539	0.75%	0.55%	to	1.90%	(13.87%)		to	(15.03%)
2017	51,073	$2.98	to	$1.79	$130,695	0.73%	0.55%	to	1.90%	35.57%		to	33.77%
Invesco VI Gbl Strat Inc, Ser II
2021	98,263	$1.83	to	$0.98	$164,758	4.16%	0.55%	to	1.90%	(4.09%)		to	(5.38%)
2020	109,621	$1.91	to	$1.03	$192,491	5.23%	0.55%	to	1.90%	2.43%		to	1.06%
2019	128,020	$1.86	to	$1.02	$220,135	3.41%	0.55%	to	1.90%	10.00%		to	8.52%
2018	149,770	$1.69	to	$0.94	$234,872	4.57%	0.55%	to	1.90%	(5.07%)		to	(6.35%)
2017	184,653	$1.78	to	$1.00	$306,521	1.99%	0.55%	to	1.90%	5.46%		to	4.05%

78	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Hlth, Ser II
2021	12,805	$3.75	to	$3.46	$46,666	0.00%	0.55%	to	1.45%	11.43%		to	10.43%
2020	14,173	$3.37	to	$3.13	$46,553	0.10%	0.55%	to	1.45%	13.57%		to	12.56%
2019	14,951	$2.96	to	$2.78	$43,401	—	0.55%	to	1.45%	31.46%		to	30.28%
2018	17,735	$2.26	to	$2.13	$39,354	—	0.55%	to	1.45%	0.06%		to	(0.84%)
2017	20,032	$2.25	to	$2.15	$44,570	0.08%	0.55%	to	1.45%	14.92%		to	13.89%
Invesco VI Intl Gro, Ser II
2021	20,910	$2.61	to	$2.02	$49,860	1.03%	0.55%	to	1.45%	5.03%		to	4.09%
2020	23,326	$2.49	to	$1.94	$53,197	2.08%	0.55%	to	1.45%	13.11%		to	12.10%
2019	27,790	$2.20	to	$1.73	$56,237	1.25%	0.55%	to	1.45%	27.54%		to	26.39%
2018	33,586	$1.72	to	$1.37	$53,415	1.70%	0.55%	to	1.45%	(15.67%)		to	(16.43%)
2017	41,420	$2.04	to	$1.64	$78,374	1.24%	0.55%	to	1.45%	22.06%		to	20.96%
Invesco VI Mn St Sm Cap, Ser II
2021	26,168	$5.11	to	$2.82	$112,646	0.18%	0.55%	to	1.90%	21.59%		to	19.96%
2020	27,781	$4.20	to	$2.35	$98,850	0.37%	0.55%	to	1.90%	18.98%		to	17.38%
2019	31,718	$3.53	to	$2.00	$94,237	—	0.55%	to	1.90%	25.44%		to	23.76%
2018	35,518	$2.81	to	$1.62	$84,593	0.06%	0.55%	to	1.90%	(11.03%)		to	(12.23%)
2017	37,837	$3.16	to	$1.84	$101,756	0.65%	0.55%	to	1.90%	13.29%		to	11.77%
Janus Henderson VIT Bal, Serv
2021	87,752	$1.59	to	$1.52	$137,239	0.69%	0.55%	to	1.90%	16.27%		to	14.70%
2020	74,253	$1.37	to	$1.32	$100,413	1.60%	0.55%	to	1.90%	13.40%		to	11.88%
2019	56,949	$1.21	to	$1.18	$68,253	1.82%	0.55%	to	1.90%	21.60%		to	19.98%
2018	32,123	$0.99	to	$0.98	$31,839	1.50%	0.55%	to	1.90%	(0.67	%)(6)	to	(1.58	%)(6)
Janus Henderson VIT Enter, Serv
2021	5,926	$3.27	to	$3.00	$18,370	0.24%	0.55%	to	0.95%	15.90%		to	15.44%
2020	6,521	$2.82	to	$2.60	$17,484	—	0.55%	to	0.95%	18.53%		to	18.06%
2019	7,645	$2.38	to	$2.20	$17,333	0.05%	0.55%	to	0.95%	34.42%		to	33.88%
2018	8,646	$1.77	to	$1.65	$14,621	0.11%	0.55%	to	0.95%	(1.21%)		to	(1.61%)
2017	9,251	$1.79	to	$1.67	$15,839	0.15%	0.55%	to	0.95%	26.39%		to	25.89%
Janus Henderson VIT Flex Bd, Serv
2021	54,882	$1.23	to	$1.09	$64,705	1.63%	0.55%	to	1.90%	(1.66%)		to	(2.97%)
2020	55,739	$1.25	to	$1.12	$67,139	2.47%	0.55%	to	1.90%	9.65%		to	8.18%
2019	44,425	$1.14	to	$1.04	$49,020	2.88%	0.55%	to	1.90%	8.68%		to	7.22%
2018	41,077	$1.05	to	$0.97	$41,907	2.59%	0.55%	to	1.90%	(1.83%)		to	(3.15%)
2017	48,174	$1.07	to	$1.00	$50,335	2.46%	0.55%	to	1.90%	2.79%		to	1.41%
Janus Hend VIT Gbl Tech Innov, Srv
2021	11,042	$3.84	to	$8.59	$41,320	0.11%	0.55%	to	1.20%	17.10%		to	16.34%
2020	12,474	$3.28	to	$7.38	$39,831	—	0.55%	to	1.20%	49.90%		to	48.93%
2019	13,302	$2.19	to	$4.96	$28,362	—	0.55%	to	1.20%	44.03%		to	43.09%
2018	15,070	$1.52	to	$3.46	$22,441	—	0.55%	to	1.20%	0.35%		to	(0.30%)
2017	16,362	$1.51	to	$3.47	$24,230	—	0.55%	to	1.20%	44.12%		to	43.19%
Janus Henderson VIT Overseas, Serv
2021	10,886	$2.08	to	$3.21	$21,627	1.02%	0.55%	to	1.20%	12.67%		to	11.94%
2020	11,852	$1.84	to	$2.86	$20,942	1.20%	0.55%	to	1.20%	15.39%		to	14.64%
2019	13,664	$1.60	to	$2.50	$20,973	1.82%	0.55%	to	1.20%	26.01%		to	25.20%
2018	15,915	$1.27	to	$2.00	$19,487	1.64%	0.55%	to	1.20%	(15.60%)		to	(16.16%)
2017	17,974	$1.50	to	$2.38	$26,123	1.58%	0.55%	to	1.20%	30.09%		to	29.25%
Janus Henderson VIT Res, Serv
2021	16,792	$4.23	to	$3.48	$66,914	0.02%	0.55%	to	1.90%	19.39%		to	17.79%
2020	18,250	$3.54	to	$2.96	$61,214	0.22%	0.55%	to	1.90%	31.85%		to	30.08%
2019	20,124	$2.68	to	$2.27	$51,489	0.31%	0.55%	to	1.90%	34.48%		to	32.68%
2018	21,976	$2.00	to	$1.71	$42,067	0.36%	0.55%	to	1.90%	(3.37%)		to	(4.68%)
2017	24,074	$2.07	to	$1.80	$47,967	0.24%	0.55%	to	1.90%	26.86%		to	25.16%
Lazard Ret Global Dyn MA, Serv
2021	10,498	$1.70	to	$1.51	$17,083	2.74%	0.55%	to	1.90%	11.32%		to	9.83%
2020	11,732	$1.53	to	$1.38	$17,230	0.61%	0.55%	to	1.90%	0.26%		to	(1.09%)
2019	14,412	$1.53	to	$1.39	$21,230	0.05%	0.55%	to	1.90%	17.14%		to	15.57%
2018	15,222	$1.30	to	$1.21	$19,245	1.38%	0.55%	to	1.90%	(7.08%)		to	(8.34%)
2017	12,337	$1.40	to	$1.32	$16,905	—	0.55%	to	1.90%	19.87%		to	18.27%

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	79

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Mass Inv Gro Stock, Serv Cl
2021	31,273	$2.77	to	$2.61	$84,817	0.03%	0.55%	to	1.45%	24.97%	to	23.85%
2020	35,260	$2.22	to	$2.10	$76,753	0.22%	0.55%	to	1.45%	21.53%	to	20.44%
2019	36,777	$1.82	to	$1.75	$66,117	0.34%	0.55%	to	1.45%	38.82%	to	37.58%
2018	41,339	$1.31	to	$1.27	$53,770	0.33%	0.55%	to	1.45%	0.02%	to	(0.88%)
2017	48,413	$1.31	to	$1.28	$63,174	0.41%	0.55%	to	1.45%	27.40%	to	26.26%
MFS New Dis, Serv Cl
2021	9,511	$4.96	to	$5.16	$45,049	—	0.55%	to	1.20%	1.02%	to	0.36%
2020	10,533	$4.91	to	$5.15	$49,536	—	0.55%	to	1.20%	44.78%	to	43.85%
2019	11,428	$3.39	to	$3.58	$37,250	—	0.55%	to	1.20%	40.50%	to	39.59%
2018	12,560	$2.41	to	$2.56	$29,201	—	0.55%	to	1.20%	(2.26%)	to	(2.90%)
2017	14,310	$2.47	to	$2.64	$34,090	—	0.55%	to	1.20%	25.64%	to	24.83%
MFS Utilities, Serv Cl
2021	35,894	$5.31	to	$2.00	$154,358	1.52%	0.55%	to	1.90%	13.20%	to	11.68%
2020	40,895	$4.69	to	$1.79	$155,077	2.21%	0.55%	to	1.90%	5.04%	to	3.63%
2019	46,751	$4.46	to	$1.73	$169,548	3.78%	0.55%	to	1.90%	24.12%	to	22.45%
2018	51,317	$3.59	to	$1.41	$151,015	0.83%	0.55%	to	1.90%	0.26%	to	(1.09%)
2017	61,196	$3.59	to	$1.43	$180,143	4.10%	0.55%	to	1.90%	13.87%	to	12.35%
MS VIF Dis, Cl II
2021	18,790	$7.18	to	$4.48	$129,812	—	0.55%	to	1.90%	(11.68%)	to	(12.87%)
2020	19,577	$8.13	to	$5.14	$154,281	—	0.55%	to	1.90%	150.66%	to	147.31%
2019	18,470	$3.24	to	$2.08	$58,529	—	0.55%	to	1.90%	39.20%	to	37.33%
2018	17,284	$2.33	to	$1.51	$39,637	—	0.55%	to	1.90%	9.92%	to	8.43%
2017	14,475	$2.12	to	$1.40	$30,403	—	0.55%	to	1.90%	37.84%	to	36.00%
MS VIF Global Real Est, Cl II
2021	11,545	$1.73	to	$1.58	$19,270	2.35%	0.55%	to	1.45%	23.16%	to	22.05%
2020	13,408	$1.41	to	$1.29	$18,246	4.39%	0.55%	to	1.45%	(15.32%)	to	(16.08%)
2019	16,636	$1.66	to	$1.54	$26,812	2.61%	0.55%	to	1.45%	17.41%	to	16.35%
2018	20,200	$1.41	to	$1.32	$27,834	3.10%	0.55%	to	1.45%	(8.71%)	to	(9.53%)
2017	25,820	$1.55	to	$1.46	$39,104	2.41%	0.55%	to	1.45%	9.11%	to	8.13%
NB AMT Intl Eq, Cl S
2021	6,175	$1.77	to	$1.73	$10,827	0.32%	0.55%	to	1.45%	12.73%	to	11.72%
2020	6,800	$1.57	to	$1.55	$10,623	0.50%	0.55%	to	1.45%	11.95%	to	10.95%
2019	7,924	$1.40	to	$1.40	$11,112	0.15%	0.55%	to	1.45%	26.98%	to	25.85%
2018	9,712	$1.10	to	$1.11	$10,777	0.15%	0.55%	to	1.45%	(17.41%)	to	(18.15%)
2017	11,254	$1.34	to	$1.36	$15,150	0.65%	0.55%	to	1.45%	26.07%	to	24.94%
NB AMT US Eq Index PW Strat, Cl S
2021	5,209	$1.31	to	$1.19	$6,586	0.32%	0.55%	to	1.90%	17.30%	to	15.72%
2020	4,401	$1.12	to	$1.02	$4,769	0.86%	0.55%	to	1.90%	7.67%	to	6.22%
2019	4,240	$1.04	to	$0.96	$4,286	0.16%	0.55%	to	1.90%	14.63%	to	13.09%
2018	4,045	$0.91	to	$0.85	$3,586	—	0.55%	to	1.90%	(7.30%)	to	(8.54%)
2017	3,417	$0.98	to	$0.93	$3,281	—	0.55%	to	1.90%	6.10%	to	4.68%
PIMCO VIT All Asset, Advisor Cl
2021	28,910	$2.17	to	$1.40	$59,799	10.91%	0.55%	to	1.90%	15.41%	to	13.86%
2020	32,326	$1.88	to	$1.23	$58,128	4.85%	0.55%	to	1.90%	7.32%	to	5.88%
2019	39,328	$1.75	to	$1.16	$66,173	2.77%	0.55%	to	1.90%	11.13%	to	9.64%
2018	46,372	$1.58	to	$1.06	$70,331	2.95%	0.55%	to	1.90%	(5.97%)	to	(7.23%)
2017	56,360	$1.68	to	$1.14	$91,337	4.43%	0.55%	to	1.90%	12.76%	to	11.25%
PIMCO VIT Glb Man As Alloc, Adv Cl
2021	4,798	$1.63	to	$1.43	$7,409	2.38%	0.55%	to	1.90%	11.99%	to	10.47%
2020	4,148	$1.45	to	$1.29	$5,747	7.83%	0.55%	to	1.90%	16.08%	to	14.51%
2019	4,415	$1.25	to	$1.13	$5,298	2.12%	0.55%	to	1.90%	16.32%	to	14.77%
2018	4,395	$1.08	to	$0.98	$4,553	1.59%	0.55%	to	1.90%	(6.13%)	to	(7.40%)
2017	4,421	$1.15	to	$1.06	$4,914	2.16%	0.55%	to	1.90%	13.37%	to	11.85%
PIMCO VIT Tot Return, Advisor Cl
2021	56,072	$1.19	to	$1.06	$64,182	1.72%	0.55%	to	1.90%	(1.91%)	to	(3.22%)
2020	54,942	$1.22	to	$1.10	$64,444	1.99%	0.55%	to	1.90%	7.94%	to	6.50%
2019	39,647	$1.13	to	$1.03	$43,292	2.89%	0.55%	to	1.90%	7.65%	to	6.21%
2018	29,874	$1.05	to	$0.97	$30,435	2.43%	0.55%	to	1.90%	(1.18%)	to	(2.51%)
2017	28,808	$1.06	to	$0.99	$29,845	1.92%	0.55%	to	1.90%	4.24%	to	2.84%

80	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Sus Leaders, Cl IB
2021	7,904	$5.43	to	$5.04	$41,649	0.14%	0.55%	to	1.20%	22.86%		to	22.06%
2020	8,424	$4.42	to	$4.13	$36,224	0.42%	0.55%	to	1.20%	28.19%		to	27.36%
2019	9,530	$3.45	to	$3.24	$32,045	0.45%	0.55%	to	1.20%	35.61%		to	34.73%
2018	10,470	$2.54	to	$2.41	$26,029	—	0.55%	to	1.20%	(2.07%)		to	(2.71%)
2017	11,436	$2.60	to	$2.48	$29,120	0.63%	0.55%	to	1.20%	28.52%		to	27.69%
Royce Micro-Cap, Invest Cl
2021	1,881	$8.10	to	$7.41	$14,415	—	0.55%	to	0.95%	29.27%		to	28.75%
2020	2,174	$6.27	to	$5.76	$12,923	—	0.55%	to	0.95%	23.12%		to	22.62%
2019	2,431	$5.09	to	$4.69	$11,773	—	0.55%	to	0.95%	18.90%		to	18.42%
2018	2,779	$4.28	to	$3.96	$11,343	—	0.55%	to	0.95%	(9.55%)		to	(9.91%)
2017	3,299	$4.73	to	$4.40	$15,020	0.63%	0.55%	to	0.95%	4.61%		to	4.19%
Temp Global Bond, Cl 2
2021	28,021	$0.90	to	$0.80	$24,169	—	0.55%	to	1.90%	(5.51%)		to	(6.78%)
2020	29,605	$0.95	to	$0.86	$27,164	8.50%	0.55%	to	1.90%	(5.80%)		to	(7.07%)
2019	35,065	$1.01	to	$0.92	$34,358	7.17%	0.55%	to	1.90%	1.45%		to	0.09%
2018	37,431	$1.00	to	$0.92	$36,361	—	0.55%	to	1.90%	1.38%		to	0.01%
2017	37,623	$0.98	to	$0.92	$36,206	—	0.55%	to	1.90%	1.37%		to	0.02%
Third Ave VST Third Ave Value
2021	2,361	$4.25	to	$3.89	$9,570	0.69%	0.55%	to	0.95%	21.39%		to	20.91%
2020	2,673	$3.50	to	$3.22	$8,951	2.67%	0.55%	to	0.95%	(2.93%)		to	(3.32%)
2019	3,063	$3.61	to	$3.33	$10,588	0.27%	0.55%	to	0.95%	11.85%		to	11.40%
2018	3,676	$3.23	to	$2.99	$11,381	1.82%	0.55%	to	0.95%	(20.78%)		to	(21.10%)
2017	4,361	$4.07	to	$3.79	$17,074	0.83%	0.55%	to	0.95%	12.97%		to	12.52%
VanEck VIP Global Gold, Cl S
2021	26,221	$1.21	to	$1.07	$30,258	11.86%	0.55%	to	1.90%	(14.48%)		to	(15.63%)
2020	24,609	$1.41	to	$1.27	$33,396	2.86%	0.55%	to	1.90%	37.87%		to	36.02%
2019	19,858	$1.02	to	$0.94	$19,650	—	0.55%	to	1.90%	37.99%		to	36.14%
2018	17,188	$0.74	to	$0.69	$12,411	3.11%	0.55%	to	1.90%	(16.16%)		to	(17.30%)
2017	14,742	$0.88	to	$0.83	$12,758	4.45%	0.55%	to	1.90%	11.02%		to	9.53%
VP Aggr, Cl 2
2021	379,327	$2.75	to	$2.03	$993,245	—	0.55%	to	1.90%	15.12%		to	13.58%
2020	447,140	$2.39	to	$1.79	$1,022,254	—	0.55%	to	1.90%	14.36%		to	12.82%
2019	514,782	$2.09	to	$1.58	$1,033,752	—	0.55%	to	1.90%	20.92%		to	19.30%
2018	589,593	$1.73	to	$1.33	$983,660	—	0.55%	to	1.90%	(9.09%)		to	(10.31%)
2017	645,382	$1.90	to	$1.48	$1,188,161	—	0.55%	to	1.90%	18.26%		to	16.68%
VP Aggr, Cl 4
2021	212,647	$2.75	to	$2.48	$560,596	—	0.55%	to	1.45%	15.14%		to	14.11%
2020	244,947	$2.39	to	$2.17	$563,163	—	0.55%	to	1.45%	14.33%		to	13.30%
2019	297,629	$2.09	to	$1.92	$600,819	—	0.55%	to	1.45%	21.01%		to	19.93%
2018	364,028	$1.73	to	$1.60	$609,397	—	0.55%	to	1.45%	(9.12%)		to	(9.94%)
2017	438,155	$1.90	to	$1.77	$810,257	—	0.55%	to	1.45%	18.22%		to	17.17%
VP Conserv, Cl 2
2021	386,140	$1.57	to	$1.24	$575,776	—	0.55%	to	1.90%	2.25%		to	0.88%
2020	444,639	$1.54	to	$1.23	$651,949	—	0.55%	to	1.90%	8.70%		to	7.25%
2019	334,581	$1.42	to	$1.15	$452,819	—	0.55%	to	1.90%	10.14%		to	8.67%
2018	313,974	$1.29	to	$1.06	$387,057	—	0.55%	to	1.90%	(3.49%)		to	(4.79%)
2017	364,115	$1.33	to	$1.11	$466,977	—	0.55%	to	1.90%	6.83%		to	5.40%
VP Conserv, Cl 4
2021	279,904	$1.57	to	$1.42	$419,557	—	0.55%	to	1.45%	2.25%		to	1.34%
2020	345,597	$1.54	to	$1.40	$508,729	—	0.55%	to	1.45%	8.64%		to	7.66%
2019	322,396	$1.42	to	$1.30	$438,288	—	0.55%	to	1.45%	10.14%		to	9.15%
2018	359,816	$1.29	to	$1.19	$446,021	—	0.55%	to	1.45%	(3.41%)		to	(4.29%)
2017	438,966	$1.33	to	$1.24	$565,866	—	0.55%	to	1.45%	6.75%		to	5.80%
VP Man Risk, Cl 2
2021	203,989	$1.33	to	$1.25	$266,275	—	0.55%	to	1.90%	10.12%		to	8.64%
2020	185,210	$1.21	to	$1.16	$220,500	—	0.55%	to	1.90%	7.20%		to	5.76%
2019	159,500	$1.13	to	$1.09	$177,905	—	0.55%	to	1.90%	15.42%		to	13.87%
2018	95,804	$0.98	to	$0.96	$92,980	—	0.55%	to	1.90%	(5.82%)		to	(7.09%)
2017	16,502	$1.04	to	$1.03	$17,080	—	0.55%	to	1.90%	3.53	%(5)	to	3.14	%(5)

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	81

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Risk US, Cl 2
2021	246,733	$1.45	to	$1.37	$351,655	—	0.55%	to	1.90%	12.72%		to	11.21%
2020	207,706	$1.29	to	$1.23	$263,829	—	0.55%	to	1.90%	9.19%		to	7.72%
2019	146,325	$1.18	to	$1.14	$171,094	—	0.55%	to	1.90%	17.67%		to	16.09%
2018	72,408	$1.00	to	$0.98	$72,135	—	0.55%	to	1.90%	(4.07%)		to	(5.36%)
2017	10,227	$1.04	to	$1.04	$10,666	—	0.55%	to	1.90%	4.33	%(5)	to	3.94	%(5)
VP Man Vol Conserv, Cl 2
2021	529,357	$1.33	to	$1.20	$683,876	—	0.55%	to	1.90%	2.06%		to	0.69%
2020	649,932	$1.30	to	$1.19	$826,131	—	0.55%	to	1.90%	7.53%		to	6.09%
2019	430,973	$1.21	to	$1.12	$511,641	—	0.55%	to	1.90%	11.30%		to	9.81%
2018	352,073	$1.09	to	$1.02	$377,188	—	0.55%	to	1.90%	(3.12%)		to	(4.42%)
2017	371,569	$1.12	to	$1.07	$412,801	—	0.55%	to	1.90%	7.30%		to	5.86%
VP Man Vol Conserv Gro, Cl 2
2021	1,036,906	$1.43	to	$1.32	$1,472,908	—	0.55%	to	1.90%	4.88%		to	3.47%
2020	1,128,542	$1.37	to	$1.27	$1,535,498	—	0.55%	to	1.90%	8.55%		to	7.10%
2019	1,086,807	$1.26	to	$1.19	$1,368,390	—	0.55%	to	1.90%	13.37%		to	11.85%
2018	1,045,272	$1.11	to	$1.06	$1,166,105	—	0.55%	to	1.90%	(4.83%)		to	(6.11%)
2017	1,090,668	$1.17	to	$1.13	$1,283,320	—	0.55%	to	1.90%	10.58%		to	9.11%
VP Man Vol Gro, Cl 2
2021	7,665,951	$1.65	to	$1.59	$13,115,191	—	0.55%	to	1.90%	11.28%		to	9.79%
2020	7,572,902	$1.48	to	$1.45	$11,679,063	—	0.55%	to	1.90%	10.69%		to	9.20%
2019	7,648,690	$1.34	to	$1.33	$10,691,504	—	0.55%	to	1.90%	17.61%		to	16.03%
2018	7,690,166	$1.14	to	$1.15	$9,161,189	—	0.55%	to	1.90%	(8.24%)		to	(9.48%)
2017	7,241,065	$1.24	to	$1.27	$9,417,648	—	0.55%	to	1.90%	16.84%		to	15.28%
VP Man Vol Mod Gro, Cl 2
2021	9,058,517	$1.55	to	$1.55	$14,986,546	—	0.55%	to	1.90%	8.10%		to	6.65%
2020	9,435,051	$1.43	to	$1.45	$14,491,911	—	0.55%	to	1.90%	9.77%		to	8.30%
2019	9,915,419	$1.31	to	$1.34	$13,928,600	—	0.55%	to	1.90%	15.53%		to	13.98%
2018	10,282,670	$1.13	to	$1.18	$12,547,330	—	0.55%	to	1.90%	(6.37%)		to	(7.63%)
2017	10,233,494	$1.21	to	$1.27	$13,380,654	—	0.55%	to	1.90%	13.72%		to	12.20%
VP Mod, Cl 2
2021	3,901,973	$2.13	to	$1.61	$7,909,032	—	0.55%	to	1.90%	8.41%		to	6.95%
2020	3,989,791	$1.97	to	$1.50	$7,493,232	—	0.55%	to	1.90%	12.25%		to	10.74%
2019	4,164,098	$1.75	to	$1.36	$6,996,952	—	0.55%	to	1.90%	15.50%		to	13.95%
2018	4,279,589	$1.52	to	$1.19	$6,252,850	—	0.55%	to	1.90%	(6.09%)		to	(7.36%)
2017	4,525,857	$1.62	to	$1.29	$7,073,183	—	0.55%	to	1.90%	12.60%		to	11.10%
VP Mod, Cl 4
2021	3,257,133	$2.14	to	$1.92	$6,649,080	—	0.55%	to	1.45%	8.45%		to	7.47%
2020	3,634,891	$1.97	to	$1.79	$6,870,098	—	0.55%	to	1.45%	12.17%		to	11.17%
2019	4,146,579	$1.76	to	$1.61	$7,014,436	—	0.55%	to	1.45%	15.54%		to	14.50%
2018	4,786,697	$1.52	to	$1.41	$7,036,348	—	0.55%	to	1.45%	(6.09%)		to	(6.93%)
2017	5,535,497	$1.62	to	$1.51	$8,698,841	—	0.55%	to	1.45%	12.59%		to	11.58%
VP Mod Aggr, Cl 2
2021	1,295,509	$2.43	to	$1.80	$2,993,307	—	0.55%	to	1.90%	11.69%		to	10.19%
2020	1,529,551	$2.18	to	$1.64	$3,180,301	—	0.55%	to	1.90%	13.41%		to	11.89%
2019	1,759,401	$1.92	to	$1.46	$3,240,508	—	0.55%	to	1.90%	18.06%		to	16.48%
2018	2,013,548	$1.63	to	$1.26	$3,155,126	—	0.55%	to	1.90%	(7.55%)		to	(8.79%)
2017	2,232,170	$1.76	to	$1.38	$3,799,415	—	0.55%	to	1.90%	15.51%		to	13.97%
VP Mod Aggr, Cl 4
2021	783,176	$2.43	to	$2.19	$1,824,824	—	0.55%	to	1.45%	11.72%		to	10.72%
2020	903,028	$2.18	to	$1.98	$1,890,515	—	0.55%	to	1.45%	13.39%		to	12.37%
2019	1,095,299	$1.92	to	$1.76	$2,029,967	—	0.55%	to	1.45%	18.10%		to	17.04%
2018	1,388,678	$1.63	to	$1.50	$2,188,002	—	0.55%	to	1.45%	(7.59%)		to	(8.42%)
2017	1,694,432	$1.76	to	$1.64	$2,900,251	—	0.55%	to	1.45%	15.56%		to	14.52%
VP Mod Conserv, Cl 2
2021	787,086	$1.83	to	$1.41	$1,363,432	—	0.55%	to	1.90%	5.16%		to	3.75%
2020	848,396	$1.74	to	$1.36	$1,404,346	—	0.55%	to	1.90%	10.40%		to	8.92%
2019	853,533	$1.58	to	$1.25	$1,285,589	—	0.55%	to	1.90%	12.89%		to	11.38%
2018	857,276	$1.40	to	$1.12	$1,148,665	—	0.55%	to	1.90%	(4.65%)		to	(5.94%)
2017	951,569	$1.46	to	$1.19	$1,344,016	—	0.55%	to	1.90%	9.41%		to	7.94%

82	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Conserv, Cl 4
2021	665,339	$1.83	to	$1.65	$1,162,608	—	0.55%	to	1.45%	5.21%		to	4.26%
2020	755,456	$1.74	to	$1.58	$1,259,908	—	0.55%	to	1.45%	10.38%		to	9.39%
2019	848,431	$1.58	to	$1.45	$1,287,128	—	0.55%	to	1.45%	12.87%		to	11.86%
2018	966,531	$1.40	to	$1.29	$1,304,637	—	0.55%	to	1.45%	(4.58%)		to	(5.44%)
2017	1,166,069	$1.47	to	$1.37	$1,656,917	—	0.55%	to	1.45%	9.31%		to	8.34%
VP Ptnrs Core Eq, Cl 3
2021	7,412	$3.36	to	$2.98	$23,707	—	0.55%	to	1.45%	28.63%		to	27.48%
2020	8,699	$2.61	to	$2.34	$21,712	—	0.55%	to	1.45%	16.20%		to	15.16%
2019	11,078	$2.25	to	$2.03	$23,860	—	0.55%	to	1.45%	25.69%		to	24.56%
2018	13,454	$1.79	to	$1.63	$23,146	—	0.55%	to	1.45%	(8.59%)		to	(9.41%)
2017	17,029	$1.95	to	$1.80	$32,189	—	0.55%	to	1.45%	19.62%		to	18.55%
VP Ptnrs Sm Cap Val, Cl 3
2021	14,915	$4.75	to	$2.42	$60,409	—	0.55%	to	1.45%	23.21%		to	22.10%
2020	17,789	$3.85	to	$1.98	$58,544	—	0.55%	to	1.45%	3.55%		to	2.62%
2019	20,084	$3.72	to	$1.93	$63,888	—	0.55%	to	1.45%	19.00%		to	17.93%
2018	22,961	$3.13	to	$1.63	$61,363	—	0.55%	to	1.45%	(14.07%)		to	(14.85%)
2017	26,821	$3.64	to	$1.92	$83,615	—	0.55%	to	1.45%	6.44%		to	5.49%
VP US Flex Conserv Gro, Cl 2(8)
2021	252,398	$1.29	to	$1.30	$343,216	—	0.55%	to	1.90%	6.91%		to	5.47%
2020	298,161	$1.21	to	$1.23	$381,005	—	0.55%	to	1.90%	5.29%		to	3.88%
2019	216,805	$1.15	to	$1.19	$264,362	—	0.55%	to	1.90%	14.23%		to	12.70%
2018	119,444	$1.00	to	$1.05	$128,176	—	0.55%	to	1.90%	(3.03%)		to	(4.33%)
2017	69,286	$1.04	to	$1.10	$77,087	—	0.55%	to	1.90%	3.43	%(5)	to	9.62%
VP US Flex Gro, Cl 2(8)
2021	2,507,111	$1.45	to	$1.55	$4,081,955	—	0.55%	to	1.90%	14.87%		to	13.32%
2020	2,383,120	$1.27	to	$1.37	$3,392,122	—	0.55%	to	1.90%	4.23%		to	2.83%
2019	2,087,385	$1.21	to	$1.33	$2,862,487	—	0.55%	to	1.90%	19.54%		to	17.94%
2018	1,403,049	$1.02	to	$1.13	$1,616,520	—	0.55%	to	1.90%	(4.45%)		to	(5.73%)
2017	782,503	$1.06	to	$1.20	$948,181	—	0.55%	to	1.90%	6.17	%(5)	to	16.23%
VP US Flex Mod Gro, Cl 2(8)
2021	1,457,022	$1.38	to	$1.43	$2,177,512	—	0.55%	to	1.90%	10.86%		to	9.38%
2020	1,429,369	$1.24	to	$1.30	$1,935,524	—	0.55%	to	1.90%	4.95%		to	3.54%
2019	1,326,348	$1.18	to	$1.26	$1,718,525	—	0.55%	to	1.90%	16.93%		to	15.36%
2018	965,850	$1.01	to	$1.09	$1,074,953	—	0.55%	to	1.90%	(3.77%)		to	(5.06%)
2017	581,575	$1.05	to	$1.15	$675,916	—	0.55%	to	1.90%	4.93	%(5)	to	13.02%
Wanger Intl
2021	36,342	$5.82	to	$2.73	$166,989	0.55%	0.55%	to	1.45%	18.16%		to	17.10%
2020	41,614	$4.93	to	$2.33	$162,608	2.05%	0.55%	to	1.45%	13.74%		to	12.72%
2019	50,662	$4.33	to	$2.07	$174,505	0.79%	0.55%	to	1.45%	29.28%		to	28.12%
2018	60,391	$3.35	to	$1.61	$160,984	2.02%	0.55%	to	1.45%	(18.15%)		to	(18.89%)
2017	68,564	$4.09	to	$1.99	$224,311	1.20%	0.55%	to	1.45%	32.19%		to	31.01%
Wanger USA
2021	39,685	$7.55	to	$3.70	$246,177	0.72%	0.55%	to	1.45%	8.30%		to	7.33%
2020	45,839	$6.97	to	$3.45	$263,234	—	0.55%	to	1.45%	23.55%		to	22.44%
2019	54,642	$5.64	to	$2.82	$253,728	0.26%	0.55%	to	1.45%	30.38%		to	29.21%
2018	63,796	$4.33	to	$2.18	$227,464	0.09%	0.55%	to	1.45%	(2.00%)		to	(2.89%)
2017	73,900	$4.42	to	$2.25	$269,824	—	0.55%	to	1.45%	18.93%		to	17.86%
WA Var Global Hi Yd Bond, Cl II
2021	9,903	$1.33	to	$1.18	$12,619	4.22%	0.55%	to	1.90%	0.49%		to	(0.86%)
2020	8,499	$1.33	to	$1.19	$10,857	3.76%	0.55%	to	1.90%	6.53%		to	5.11%
2019	9,240	$1.24	to	$1.14	$11,151	5.39%	0.55%	to	1.90%	13.39%		to	11.86%
2018	8,318	$1.10	to	$1.02	$8,870	4.55%	0.55%	to	1.90%	(4.69%)		to	(5.98%)
2017	9,079	$1.15	to	$1.08	$10,224	5.77%	0.55%	to	1.90%	7.83%		to	6.39%

(1)	The accumulation unit values and total returns are presented as a range of values based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT	83

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on September 18, 2017.
(6)	New subaccount operations commenced on April 27, 2018.
(7)	New subaccount operations commenced on April 24, 2020.
(8)	Effective September 18, 2017, the Fund option became available under RAVA Band 3.

84	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2021 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2021 and 2020, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of the reserves for long term care policies

As described in Notes 2 and 10 to the consolidated financial statements, the total reserves for long term care policies was $5,664 million as of December 31, 2021, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Liabilities for estimates of benefits that will become payable on future claims on long term care policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Management utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. The best estimate assumptions include expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods, and it is recorded as a component of benefits, claims, losses and settlement expenses. As disclosed by management, this review did not result in the identification of a premium deficiency for 2021.

The principal considerations for our determination that performing procedures relating to the valuation of the reserves for long term care policies is a critical audit matter are the significant judgment by management when developing the current best estimate assumptions used in the premium deficiency test on the reserves for long term care policies, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to management’s current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates, and interest rates earned on assets supporting the liability. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s premium deficiency test on the reserves for long term care policies, including controls over management’s development of the current best estimate assumptions. These procedures also included, among others, evaluating and testing management’s process for performing the premium deficiency testing on the reserves for long term care policies, including testing that assumptions are accurately reflected in the valuation models and testing the completeness and accuracy of underlying data used by management. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates, and interest rates earned on assets supporting the liability based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s valuation models.

Valuation of the embedded derivatives in certain variable annuity riders

As described in Notes 2, 10, 11, and 13 to the consolidated financial statements, management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows. As of December 31, 2021, the net embedded derivative liability in certain variable annuity riders was $1,486 million, and is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders is a critical audit matter are the significant judgment by management to estimate the fair value of the embedded derivatives in certain variable annuity riders, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls related to the

Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities

As described in Notes 2, 10, and 11 to the consolidated financial statements, the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment by management when developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating management’s significant assumptions related to customer asset value growth rates, persistency, investment margins, and, for variable annuity policies, benefit utilization. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 25, 2022

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2021	2020
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2021, $14,718; 2020, $20,260; allowance for credit losses: 2021, $1; 2020, $10)	$16,239	$22,855
Mortgage loans, at amortized cost (allowance for credit losses: 2021, $12; 2020, $28)	1,788	2,574
Policy loans	834	846
Other investments (allowance for credit losses: 2021, nil; 2020, $7)	230	701
Total investments	19,091	26,976
Investments of consolidated investment entities, at fair value	2,184	1,918
Cash and cash equivalents	3,200	3,191
Cash of consolidated investment entities, at fair value	121	94
Reinsurance recoverables (allowance for credit losses: 2021, $11; 2020, $8)	4,529	3,409
Receivables	8,148	1,613
Receivables of consolidated investment entities, at fair value	17	16
Accrued investment income	124	172
Deferred acquisition costs	2,757	2,508
Other assets	7,084	6,969
Other assets of consolidated investment entities, at fair value	3	2
Separate account assets	92,238	87,556
Total assets	$139,496	$134,424

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$35,744	$33,986
Short-term borrowings	200	200
Debt of consolidated investment entities, at fair value	2,164	1,913
Long-term debt	500	500
Other liabilities	6,628	6,887
Other liabilities of consolidated investment entities, at fair value	137	69
Separate account liabilities	92,238	87,556
Total liabilities	137,611	131,111
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Retained earnings (deficit)	(912)	(76)
Accumulated other comprehensive income, net of tax	328	920
Total shareholder’s equity	1,885	3,313
Total liabilities and shareholder’s equity	$139,496	$134,424

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2021	2020	2019
Revenues
Premiums	$(871)	$341	$397
Net investment income	827	869	917
Policy and contract charges	2,304	2,094	2,042
Other revenues	616	482	464
Net realized investment gains (losses)	595	(10)	(2)
Total revenues	3,471	3,776	3,818

Benefits and expenses
Benefits, claims, losses and settlement expenses	715	1,805	1,804
Interest credited to fixed accounts	600	644	669
Amortization of deferred acquisition costs	112	264	133
Interest and debt expense	105	5	—
Other insurance and operating expenses	738	665	685
Total benefits and expenses	2,270	3,383	3,291
Pretax income (loss)	1,201	393	527
Income tax provision (benefit)	137	(45)	(60)
Net income	$1,064	$438	$587

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2021	2020	2019

Net income	$1,064	$438	$587
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(592)	346	529
Total other comprehensive income (loss), net of tax	(592)	346	529
Total comprehensive income	$472	$784	$1,116

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2019	$3	$2,466	$1,058	$45	$3,572
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(2)	—	(2)
Net income	—	—	587	—	587
Other comprehensive income (loss), net of tax	—	—	—	529	529
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,350)	—	(1,350)

Balances at December 31, 2019	3	2,466	293	574	3,336
Cumulative effect of adoption of current expected credit losses guidance	—	—	(7)	—	(7)
Net income	—	—	438	—	438
Other comprehensive income (loss), net of tax	—	—	—	346	346
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2020	3	2,466	(76)	920	$3,313
Net income	—	—	1,064	—	1,064
Other comprehensive income (loss), net of tax	—	—	—	(592)	(592)
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,900)	—	(1,900)
Balances at December 31, 2021	$3	$2,466	$(912)	$328	$1,885

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2021	2020	2019
Cash Flows from Operating Activities
Net income	$1,064	$438	$587
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(98)	(22)	(22)
Deferred income tax (benefit) expense	(40)	(278)	(278)
Contractholder and policyholder charges, non-cash	(390)	(385)	(380)
Loss from equity method investments	72	73	99
Net realized investment (gains) losses	(611)	(12)	(15)
Impairments and provision for loan losses	(3)	22	17
Net losses (gains) of consolidated investment entities	(20)	(2)	—
Changes in operating assets and liabilities:
Deferred acquisition costs	(155)	48	(106)
Policyholder account balances, future policy benefits and claims, net	2,478	3,441	751
Derivatives, net of collateral	(575)	(134)	333
Reinsurance recoverables	29	(166)	(90)
Other receivables	114	62	19
Accrued investment income	10	(3)	26
Current income tax, net	(321)	378	2
Other operating assets and liabilities of consolidated investment entities	20	—	—
Other, net	4	79	23
Net cash provided by (used in) operating activities	1,578	3,539	966

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	555	102	232
Maturities, sinking fund payments and calls	2,804	2,813	2,250
Purchases	(3,677)	(4,069)	(1,772)
Proceeds from sales, maturities and repayments of mortgage loans	272	207	223
Funding of mortgage loans	(215)	(135)	(331)
Proceeds from sales and collections of other investments	93	123	129
Purchase of other investments	(32)	(184)	(164)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	1,047	46	—
Purchase of investments by consolidated investment entities	(1,603)	(57)	—
Purchase of equipment and software	(13)	(10)	(10)
Change in policy loans, net	12	21	(6)
Cash paid for deposit receivables	(377)	(4)	(349)
Cash received for deposit receivables	254	93	98
Advance on line of credit to Ameriprise Financial, Inc.	(1)	(702)	—
Repayment from Ameriprise Financial, Inc. on line of credit	1	702	—
Cash paid for written options with deferred premiums	(552)	(338)	(243)
Cash received from written options with deferred premiums	106	133	170
Net cash impact of consolidating consolidated investment entities	—	83	—
Other, net	(39)	2	42
Net cash provided by (used in) investing activities	(1,365)	(1,174)	269

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	$1,553	$1,649	$2,152
Net transfers from (to) separate accounts	(273)	(125)	(86)
Surrenders and other benefits	(1,365)	(1,357)	(1,728)
Proceeds from line of credit with Ameriprise Financial, Inc.	6	186	73
Repayments to Ameriprise Financial, Inc. on line of credit	(6)	(236)	(23)
Proceeds from long-term debt with Ameriprise Financial, Inc.	—	500	—
Cash received from purchased options with deferred premiums	1,350	40	206
Cash paid for purchased options with deferred premiums	(156)	(211)	(289)
Borrowings by consolidated investment entities	1,756	—	—
Repayments of debt by consolidated investment entities	(1,142)	(1)	—
Cash dividends to Ameriprise Financial, Inc.	(1,900)	(800)	(1,350)
Net cash provided by (used in) financing activities	(177)	(355)	(1,045)
Net increase (decrease) in cash and cash equivalents	36	2,010	190
Cash and cash equivalents at beginning of period	3,285	1,275	1,085
Cash and cash equivalents at end of period	$3,321	$3,285	$1,275

Supplemental Disclosures:
Income taxes paid (received), net	$496	$(143)	$215
Interest paid on borrowings	—	2	5
Interest paid by consolidated investment entities	90	—	—
Non-cash investing activity:
Partnership commitments not yet remitted	—	—	4
Exchange of an investment that resulted in a realized gain and an increase to amortized cost	17	—	—
Investments transferred in connection with fixed annuity reinsurance transaction	7,513	—	1,265

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

During the third quarter of 2021, RiverSource Life Insurance Company closed on a transaction with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company (“Commonwealth”), effective July 1, 2021, to reinsure approximately $7.0 billion of fixed deferred and immediate annuity policies. As part of the transaction, RiverSource Life Insurance Company transferred $7.8 billion in consideration primarily consisting of Available-for-Sale securities, commercial mortgage loans, syndicated loans and cash. The transaction resulted in a net realized gain of approximately $532 million on investments sold. A similar previously announced transaction with RiverSource Life of New York did not receive regulatory approval in time to close by September 30, 2021 and the transaction was terminated by the parties.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. Other than disclosed in Note 14, no other subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. In 2020, the Company began offering structured variable annuities which give contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. During 2021, the Company made the decision to discontinue new sales of substantially all of its variable annuities with living benefit guarantees at the end of 2021, with a full exit by mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees and its single-pay fixed universal life with a long term care rider products at the end of 2021.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

RiverSource Life Insurance Company

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, litigation reserves, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

RiverSource Life Insurance Company

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for loan losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic

RiverSource Life Insurance Company

conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

RiverSource Life Insurance Company

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) , DI and life contingent immediate annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured long term care business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2021 and 2020, land, buildings, equipment and software were $123 million and $124 million, respectively, net of accumulated depreciation of $216 million and $202 million, respectively. Depreciation and amortization expense for the years ended December 31, 2021, 2020 and 2019 was $14 million, $14 million and $16 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or

RiverSource Life Insurance Company

cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable, structured variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC

RiverSource Life Insurance Company

balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, gain gross-up (“GGU”), guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of structured variable annuities, indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as Reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable and structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable, structured variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

RiverSource Life Insurance Company

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB and GGU liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 13 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy

RiverSource Life Insurance Company

persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

RiverSource Life Insurance Company

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intra-period tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The Company adopted the standard on January 1, 2021. The adoption of this standard had no impact on the Company’s consolidated financial condition or results of operations.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of LIBOR). The following expedients are provided for modified contracts whose reference rate is changed: (1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, (2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and (3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. The amendments in this update were effective upon issuance and must be elected prior to December 31, 2022. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance. The Company has not yet applied any of the optional expedients. The adoption of the standard is not expected to have an impact on the Company’s consolidated results of operations and financial condition.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature including the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing

RiverSource Life Insurance Company

policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The standard is effective for interim and annual periods beginning after December 15, 2022. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently in the process of implementing the standard, including the implementation of controlled measurement and reporting processes. The Company expects the impact of adopting the standard to be material to its consolidated financial condition and results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income.

	Years Ended December 31,
(in millions)	2021	2020	2019
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$193	$173	$170
Unaffiliated	17	14	14
Total	210	187	184
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	49	44	43
Unaffiliated	20	18	20
	69	62	63
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	389	351	344
Unaffiliated	5	4	4
	394	355	348
Total	463	417	411
Total revenue from contracts with customers	673	604	595
Revenue from other sources(1)	2,798	3,172	3,223
Total revenues	$3,471	$3,776	$3,818

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is

RiverSource Life Insurance Company

not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $62 million and $57 million as of December 31, 2021 and 2020, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any support to these entities. The Company has unfunded commitments related to consolidated CLOs of $27 million and $13 million as of December 31, 2021 and 2020, respectively. See Note 20 for information on future funding commitments of other VIEs.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

CLOs

CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $138 million and $200 million as of December 31, 2021 and 2020, respectively. The Company had a $8 million and $9 million liability recorded as of December 31, 2021 and 2020, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

RiverSource Life Insurance Company

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. See Note 6 for additional information on these structured investments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 13 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common stocks	$—	$3	$—	$3
Syndicated loans	—	2,117	64	2,181
Total investments	—	2,120	64	2,184
Receivables	—	17	—	17
Other assets	—	—	3	3
Total assets at fair value	$—	$2,137	$67	$2,204
Liabilities
Debt(1)	$—	$2,164	$—	$2,164
Other liabilities	—	137	—	137
Total liabilities at fair value	$—	$2,301	$—	$2,301

	December 31, 2020
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$8	$—	$8
Common stocks	—	1	—	1
Syndicated loans	—	1,817	92	1,909
Total investments	—	1,826	92	1,918
Receivables	—	16	—	16
Other assets	—	—	2	2
Total assets at fair value	$—	$1,842	$94	$1,936
Liabilities
Debt(1)	$—	$1,913	$—	$1,913
Other liabilities	—	69	—	69
Total liabilities at fair value	$—	$1,982	$—	$1,982

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.2 billion and $2.0 billion as of December 31, 2021 and 2020, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

	Syndicated Loans	Other Assets
Balance, January 1, 2021	$92	$2
Total gains (losses) included in:
Net income	2 (1)	1	(1)
Purchases	106	—
Sales	(38)	—
Settlements	(49)	—
Transfers into Level 3	119	2
Transfers out of Level 3	(150)	(2)
Deconsolidation of consolidated investment entities	(18)	—
Balance, December 31, 2021	$64	$3
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2021	$—	$1	(1)

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2020	$—	$—
Purchases	—	2
Sales	(2)	—
Transfers into Level 3	15	—
Transfers out of Level 3	(70)	—
Consolidation of consolidated investment entities	149	—
Balance, December 31, 2020	$92	$2
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2020	$—	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2021 and 2020 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 13 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on the CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

RiverSource Life Insurance Company

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

(in millions)	December 31, 2021	December 31, 2020
Syndicated loans
Unpaid principal balance	$2,233	$1,990
Excess unpaid principal over fair value	(52)	(81)
Fair value	$2,181	$1,909
Fair value of loans more than 90 days past due	$—	$5
Fair value of loans in nonaccrual status	13	19
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	10	24
Debt
Unpaid principal balance	$2,296	$2,069
Excess unpaid principal over fair value	(132)	(156)
Carrying value(1)	$2,164	$1,913

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.2 billion and $2.0 billion as of December 31, 2021 and 2020, respectively.

During the first quarter of 2021, the Company launched two new CLOs and issued debt of $817 million.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in net investment income. Gains and losses related to changes in the fair value of investments are recorded in net investment income and gains and losses on sales of investments are recorded in net realized investment gains (losses). Interest expense on debt is recorded in interest and debt expense with gains and losses related to changes in the fair value of debt recorded in net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2021 and 2020.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
(in millions)	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Debt of consolidated CLOs due 2028-2034	$2,164	$1,913	1.7%	2.1%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 9.4%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2021
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$8,447	$1,238	$(47)	$—	$9,638
Residential mortgage backed securities	2,226	36	(12)	—	2,250
Commercial mortgage backed securities	2,615	56	(15)	—	2,656
State and municipal obligations	832	244	(1)	(1)	1,074
Asset backed securities	517	22	(2)	—	537
Foreign government bonds and obligations	80	4	(1)	—	83
U.S. government and agency obligations	1	—	—	—	1
Total	$14,718	$1,600	$(78)	$(1)	$16,239

RiverSource Life Insurance Company

	December 31, 2020
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$10,982	$1,903	$(2)	$(10)	$12,873
Residential mortgage backed securities	2,888	115	(1)	—	3,002
Commercial mortgage backed securities	3,935	235	(4)	—	4,166
State and municipal obligations	1,050	295	(1)	—	1,344
Asset backed securities	1,168	45	(1)	—	1,212
Foreign government bonds and obligations	236	22	(1)	—	257
U.S. government and agency obligations	1	—	—	—	1
Total	$20,260	$2,615	$(10)	$(10)	$22,855

In March 2020, the Company purchased $368 million of investments at fair value, primarily agency residential mortgage backed securities, from Ameriprise Financial.

As of December 31, 2021 and 2020, accrued interest of $118 million and $158 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2021 and 2020, investment securities with a fair value of $2.4 billion and $2.9 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $314 million and $454 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2021 and 2020, fixed maturity securities comprised approximately 85% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2021 and 2020, $359 million and $553 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2021			December 31, 2020
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$5,031	$5,107	31%	$7,323	$7,698	34%
AA	757	932	6	1,036	1,266	6
A	1,662	2,013	12	2,663	3,235	14
BBB	6,293	7,063	44	7,770	9,026	39
Below investment grade	975	1,124	7	1,468	1,630	7
Total fixed maturities	$14,718	$16,239	100%	$20,260	$22,855	100%

As of December 31, 2021 and 2020, approximately 40% and 37%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. The Company had holdings of $289 million in Ameriprise Advisor Financing, LLC (“AAF”), an affiliate of the Company, $247 million in Kraft Heinz Co., $225 million in Duke Energy Corp., $221 million in AT&T Inc., and $210 million in Suncor Energy Inc., which were greater than 10% of the Company’s total shareholder’s equity as of December 31, 2021. The Company had holdings of $372 million in AAF which was greater than 10% of the Company’s total shareholder’s equity as of December 31, 2020. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2021 and 2020.

RiverSource Life Insurance Company

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2021
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	102	$2,007	$(42)	14	$81	$(5)	116	$2,088	$(47)
Residential mortgage backed securities	55	1,162	(12)	2	1	—	57	1,163	(12)
Commercial mortgage backed securities	60	809	(15)	3	13	—	63	822	(15)
State and municipal obligations	25	63	(1)	—	—	—	25	63	(1)
Asset backed securities	5	91	(2)	—	—	—	5	91	(2)
Foreign government bonds and obligations	5	6	—	6	4	(1)	11	10	(1)
Total	252	$4,138	$(72)	25	$99	$(6)	277	$4,237	$(78)

	December 31, 2020
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	26	$228	$(1)	1	$12	$(1)	27	$240	$(2)
Residential mortgage backed securities	11	47	(1)	7	14	—	18	61	(1)
Commercial mortgage backed securities	12	179	(3)	7	60	(1)	19	239	(4)
State and municipal obligations	2	4	—	1	4	(1)	3	8	(1)
Asset backed securities	4	65	—	2	36	(1)	6	101	(1)
Foreign government bonds and obligations	1	3	—	7	8	(1)	8	11	(1)
Total	56	$526	$(5)	25	$134	$(5)	81	$660	$(10)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2021 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2021 and 2020, approximately 92% and 83%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following tables present a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2021	$10	$—	$10
Additions for which credit losses were not previously recorded	—	1	1
Charge-offs	(10)	—	(10)
Balance at December 31, 2021	$—	$1	$1

(in millions)	Corporate Debt Securities
Balance at January 1, 2020(1)	$—
Additions for which credit losses were not previously recorded	13
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(3)
Balance at December 31, 2020	$10

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired.

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Gross realized investment gains	$576	$17	$29
Gross realized investment losses	(6)	(2)	(14)
Credit losses	(1)	(10)	(17)
Other impairments	(13)	—	—
Total	$556	$5	$(2)

Credit losses for the year ended December 31, 2021 primarily related to recording an allowance for credit losses on certain state and municipal securities. For the year ended December 31, 2020, credit losses primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities. Other impairments for the year ended December 31, 2021 related to Available-for-Sale securities that were impaired when they were classified as held for sale prior to being sold in the reinsurance transaction. See Note 1 for more information on the reinsurance transaction.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2021 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$470	$476
Due after one year through five years	1,878	1,981
Due after five years through 10 years	3,283	3,359
Due after 10 years	3,729	4,980
	9,360	10,796
Residential mortgage backed securities	2,226	2,250
Commercial mortgage backed securities	2,615	2,656
Asset backed securities	517	537
Total	$14,718	$16,239

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2021	2020	2019
Fixed maturities	$643	$777	$848
Mortgage loans	102	115	119
Other investments	101	(3)	(26)
	846	889	941
Less: investment expenses	19	20	24
Total	$827	$869	$917

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Fixed maturities	$556	$5	$(2)
Mortgage loans	57	(10)	—
Other investments	(18)	(5)	—
Total	$595	$(10)	$(2)

7.  FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

RiverSource Life Insurance Company

Allowance for Credit Losses

The following tables present a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance, January 1, 2021	$35
Provisions	(23)
Balance, December 31, 2021	$12

(in millions)	Commercial Loans
Balance, December 31, 2019(1)	$20
Cumulative effect of adoption of current expected credit losses guidance	3
Balance, January 1, 2020	23
Provisions	12
Balance, December 31, 2020	$35

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

(in millions)	Commercial Loans
Balance, January 1, 2019	$20
Charge-offs	—
Balance, December 31, 2019	$20

The decrease in the allowance for credit losses provision for commercial loans reflects the sale of certain commercial mortgage loans and syndicated loans in conjunction with the fixed deferred and immediate annuity reinsurance transaction discussed in Note 1.

As of December 31, 2021 and 2020, accrued interest on commercial loans was $11 million and $14 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

During the year ended December 31, 2021, the Company sold $746 million of commercial mortgage loans.

During the years ended December 31, 2021, 2020 and 2019, the Company purchased $26 million, $140 million and $121 million, respectively, of syndicated loans and sold $340 million, $13 million and $43 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

Nonperforming loans were nil and $7 million as of December 31, 2021 and 2020, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2021 and 2020. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total commercial mortgage loan modifications through December 31, 2020 due to the COVID-19 pandemic consisted of 88 loans with a total unpaid balance of $360 million. Modifications primarily consisted of short-term forbearance and interest only payments. There were no additional modifications during the year ended December 31, 2021. As of December 31, 2021, there were no loans remaining that were modified due to COVID-19. All loans returned to their normal payment schedules. Total commercial mortgage loans past due were nil as of both December 31, 2021 and 2020.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2021
Loan-to-Value Ratio	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
> 100%	$—	$—	$20	$10	$—	$29	$59
80% - 100%	9	2	9	2	—	29	51
60% - 80%	141	76	59	15	58	133	482
40% - 60%	37	30	75	74	49	393	658
< 40%	6	8	46	—	47	443	550
Total	$193	$116	$209	$101	$154	$1,027	$1,800

	December 31, 2020
Loan-to-Value Ratio	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
> 100%	$—	$—	$2	$—	$—	$10	$12
80% - 100%	15	16	9	3	7	15	65
60% - 80%	85	152	27	29	46	141	480
40% - 60%	20	50	74	147	111	543	945
< 40%	7	22	69	88	58	856	1,100
Total	$127	$240	$181	$267	$222	$1,565	$2,602
Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(in millions)
East North Central	$183	$250	10%	10%
East South Central	54	111	3	4
Middle Atlantic	107	165	6	6
Mountain	111	234	6	10
New England	21	47	1	2
Pacific	589	784	33	30
South Atlantic	477	663	26	25
West North Central	136	192	8	7
West South Central	122	156	7	6

	1,800	2,602	100%	100%

Less: allowance for credit losses	12	28

Total	$1,788	$2,574

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(in millions)
Apartments	$464	$680	26%	26%
Hotel	15	49	1	2
Industrial	293	401	16	16
Mixed use	57	76	3	3
Office	254	358	14	14
Retail	589	843	33	32
Other	128	195	7	7

	1,800	2,602	100%	100%

Less: allowance for credit losses	12	28

Total	$1,788	$2,574

RiverSource Life Insurance Company

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2021 and 2020 was $43 million and $446 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. Total syndicated loans past due were nil and $2 million as of December 31, 2021 and 2020, respectively. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality.

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2021
Internal Risk Rating	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	—	—	1	1
Risk 2	11	—	4	1	8	4	28
Risk 1	4	—	—	3	3	4	14
Total	$15	$—	$4	$4	$11	$9	$43

	December 31, 2020
Internal Risk Rating	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Risk 5	$—	$—	$—	$—	$—	$2	$2
Risk 4	—	—	3	7	—	7	17
Risk 3	—	7	6	19	10	18	60
Risk 2	23	42	45	51	10	32	203
Risk 1	14	25	35	43	17	30	164
Total	$37	$74	$89	$120	$37	$89	$446

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $7.9 billion and $1.4 billion as of December 31, 2021 and 2020, respectively. Deposit receivables are fully collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the nature of the underlying assets and the potential for changes in the collateral value, there was no allowance for credit losses for deposit receivables as of December 31, 2021 and 2020. The increase in deposit receivables is primarily driven by the reinsurance transaction, effective July 1, 2021, to reinsure fixed deferred and non-life contingent immediate annuity policies. See Note 1 for more information on the fixed deferred and immediate annuity reinsurance transaction.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2021, 2020 and 2019. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2021 primarily reflected a favorable impact from lower surrenders on variable annuities with living benefits and UL and VUL insurance products. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits.

RiverSource Life Insurance Company

The balances of and changes in DAC were as follows:

(in millions)	2021	2020	2019
Balance at January 1	$2,508	$2,673	$2,742
Capitalization of acquisition costs	267	216	239
Amortization	(172)	(164)	(119)
Amortization, impact of valuation assumptions review	60	(100)	(14)
Impact of change in net unrealized (gains) losses on securities	94	(117)	(175)
Balance at December 31	$2,757	$2,508	$2,673

The balances of and changes in DSIC, which is included in Other assets, were as follows:

(in millions)	2021	2020	2019
Balance at January 1	$187	$216	$249
Capitalization of sales inducement costs	1	1	1
Amortization	(16)	(13)	(15)
Amortization, impact of valuation assumptions review	2	(16)	—
Impact of change in net unrealized (gains) losses on securities	13	(1)	(19)
Balance at December 31	$187	$187	$216

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. During the third quarter of 2021, the Company reinsured 100% of its insurance risk associated with its life contingent immediate annuity policies in force as of July 1, 2021 through a reinsurance agreement with Commonwealth. Policies issued after July 1, 2021 are not subject to this reinsurance agreement. See Note 1 for more information on the fixed deferred and immediate annuity reinsurance transaction.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2021 and 2020, traditional life and UL insurance policies in force were $198.6 billion and $195.7 billion, respectively, of which $145.1 billion and $143.6 billion as of December 31, 2021 and 2020 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Direct premiums	$490	$565	$621
Reinsurance ceded	(1,361)	(224)	(224)
Net premiums	$(871)	$341	$397

RiverSource Life Insurance Company

Policy and contract charges are presented on the Consolidated Statements of Income net of $152 million, $140 million and $132 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2021, 2020 and 2019, respectively.

The amount of claims recovered through reinsurance on all contracts was $404 million, $400 million and $377 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Reinsurance recoverables include approximately $2.6 billion and $2.7 billion related to LTC risk ceded to Genworth as of December 31, 2021 and 2020, respectively.

Policyholder account balances, future policy benefits and claims include $413 million and $440 million related to previously assumed reinsurance arrangements as of December 31, 2021 and 2020, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2021	2020
Policyholder account balances
Fixed annuities(1)	$8,117	$8,531
Variable annuity fixed sub-accounts	4,990	5,104
UL/VUL insurance	3,103	3,122
IUL insurance	2,534	2,269
Structured variable annuities	4,440	1,371
Other life insurance	563	605
Total policyholder account balances	23,747	21,002
Future policy benefits
Variable annuity GMWB	2,336	3,049
Variable annuity GMAB(2)	(23)	1
Other annuity liabilities	67	211
Fixed annuity life contingent liabilities	1,278	1,370
Life and DI insurance	1,139	1,187
LTC insurance	5,664	5,722
UL/VUL and other life insurance additional liabilities	1,291	1,259
Total future policy benefits	11,752	12,799
Policy claims and other policyholders’ funds	245	185
Total policyholder account balances, future policy benefits and claims	$35,744	$33,986

(1)	Includes fixed deferred annuities, non-life contingent fixed payout annuities and fixed deferred indexed annuity host contracts.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of December 31, 2021 reported as a contra liability.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.23% to 9.38% as of December 31, 2021, depending on year of issue, with an average rate of approximately 3.6%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s equity indexed annuity (“EIA”) product is a single premium fixed deferred annuity. The Company discontinued new sales of EIAs in 2007. The contract was issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500® Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The Company previously offered S&P 500® Index and MSCI® EAFE Index account options. Both options offered two crediting durations, one-year and two-year. The contractholder could allocate all or a portion of the policy value to a fixed or indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. The contractholder could choose to add a GMWB for life rider for an additional fee.

See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed annuities.

RiverSource Life Insurance Company

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB or GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Note 13 and Note 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

Structured Variable Annuities

In 2020, the Company began offering structured variable annuities which gives contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.25% to 10% as of December 31, 2021. Anticipated interest rates for DI policies ranged from 3.00% to 7.5% as of December 31, 2021 and for LTC policies ranged from 5% to 5.7% as of December 31, 2021.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 5.95% for DI and LTC claims, respectively, as of December 31, 2021.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2021	2020
Variable annuity	$82,862	$79,299
VUL insurance	9,343	8,226
Other insurance	33	31
Total	$92,238	$87,556

RiverSource Life Insurance Company

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB or GGU provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2021				December 31, 2020
Variable Annuity Guarantees by Benefit Type(1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$70,020	$68,145	$6	69	$66,874	$64,932	$5	68
Five/six-year reset	8,309	5,612	6	68	8,116	5,386	6	68
One-year ratchet	6,177	5,858	13	71	6,094	5,763	8	71
Five-year ratchet	1,438	1,386	1	68	1,436	1,381	—	67
Other	1,302	1,286	38	74	1,261	1,243	45	73
Total — GMDB	$87,246	$82,287	$64	69	$83,781	$78,705	$64	68
GGU death benefit	$1,260	$1,198	$184	72	$1,183	$1,126	$162	71
GMIB	$184	$170	$4	71	$187	$173	$6	71
GMWB:
GMWB	$1,900	$1,895	$1	75	$1,972	$1,967	$1	74
GMWB for life	52,387	52,334	187	69	50,142	50,057	185	69
Total — GMWB	$54,287	$54,229	$188	69	$52,114	$52,024	$186	69
GMAB	$2,005	$2,005	$—	62	$2,291	$2,291	$—	61

RiverSource Life Insurance Company

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB, GGU and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2021		December 31, 2020
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,564	68	$6,587	67

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2019	$19	$8	$875	$(19)	$659
Incurred claims	2	(1)	587	(20)	141
Paid claims	(5)	—	—	—	(42)
Balance at December 31, 2019	16	7	1,462	(39)	758
Incurred claims	15	—	1,587	40	209
Paid claims	(7)	(1)	—	—	(51)
Balance at December 31, 2020	24	6	3,049	1	916
Incurred claims	17	—	(713)	(24)	140
Paid claims	(5)	(1)	—	—	(36)
Balance at December 31, 2021	$36	$5	$2,336	$(23)	$1,020

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2021	2020
Mutual funds:
Equity	$49,183	$45,947
Bond	24,998	26,073
Other	8,316	6,911
Total mutual funds	$82,497	$78,931

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2021, 2020 and 2019.

12.  DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in Investments and was $1.0 billion and $1.2 billion as of December 31, 2021 and 2020, respectively. The amount of the Company’s liability including accrued interest was $200 million as of both December 31, 2021 and 2020. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2021 and 2020. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2021 and 2020 was 0.3% and 0.4%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the

RiverSource Life Insurance Company

agreement is established by reference to London Inter-Bank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2021 and 2020.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2021 and 2020.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2021 and 2020.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2021 and 2020 and is recorded in Long-term debt.

13.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$9,142	$496	$9,638
Residential mortgage backed securities	—	2,250	—	2,250
Commercial mortgage backed securities	—	2,656	—	2,656
State and municipal obligations	—	1,074	—	1,074
Asset backed securities	—	246	291	537
Foreign government bonds and obligations	—	83	—	83
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,451	787	16,239
Cash equivalents	1,985	1,191	—	3,176
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	59	59
Other assets:
Interest rate derivative contracts	1	1,251	—	1,252
Equity derivative contracts	158	4,080	—	4,238
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	9	—	9
Total other assets	160	5,357	—	5,517
Separate account assets at net asset value (“NAV”)				92,238	(1)
Total assets at fair value	$2,146	$21,999	$846	$117,229

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$5	$56	$61
IUL embedded derivatives	—	—	905	905
GMWB and GMAB embedded derivatives	—	—	1,486	1,486	(2)
Structured variable annuity embedded derivatives	—	—	406	406
Total policyholder account balances, future policy benefits and claims	—	5	2,853	2,858	(3)
Other liabilities:
Interest rate derivative contracts	1	467	—	468
Equity derivative contracts	101	3,610	—	3,711
Foreign exchange derivative contracts	1	—	—	1
Total other liabilities	103	4,077	—	4,180
Total liabilities at fair value	$103	$4,082	$2,853	$7,038

RiverSource Life Insurance Company

	December 31, 2020
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$12,107	$766	$12,873
Residential mortgage backed securities	—	2,993	9	3,002
Commercial mortgage backed securities	—	4,166	—	4,166
State and municipal obligations	—	1,344	—	1,344
Asset backed securities	—	817	395	1,212
Foreign government bonds and obligations	—	257	—	257
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	21,684	1,170	22,855
Cash equivalents	2,419	713	—	3,132
Other assets:
Interest rate derivative contracts	1	1,754	—	1,755
Equity derivative contracts	406	3,578	—	3,984
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	1	—	1
Total other assets	408	5,350	—	5,758
Separate account assets at NAV				87,556	(1)
Total assets at fair value	$2,828	$27,747	$1,170	$119,301

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$49	$52
IUL embedded derivatives	—	—	935	935
GMWB and GMAB embedded derivatives	—	—	2,316	2,316	(4)
Structured variable annuity embedded derivatives	—	—	70	70
Total policyholder account balances, future policy benefits and claims	—	3	3,370	3,373	(5)
Other liabilities:
Interest rate derivative contracts	—	734	—	734
Equity derivative contracts	182	3,329	—	3,511
Foreign exchange derivative contracts	2	—	—	2
Credit derivative contracts	—	1	—	1
Total other liabilities	184	4,064	—	4,248
Total liabilities at fair value	$184	$4,067	$3,370	$7,621

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $1.6 billion of individual contracts in a liability position and $133 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2021.

(3)	The Company’s adjustment for nonperformance risk resulted in a $598 million cumulative decrease to the embedded derivatives as of December 31, 2021.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $2.4 billion of individual contracts in a liability position and $67 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(5)	The Company’s adjustment for nonperformance risk resulted in a $727 million cumulative decrease to the embedded derivatives as of December 31, 2020.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2021	$766	$9	$395	$1,170		$—
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	3
Other comprehensive income (loss)	(10)	—	(1)	(11)		—
Purchases	108	—	—	108		—
Issues	—	—	—	—		57	(4)
Settlements	(119)	—	(81)	(200)		(1)
Transfers into Level 3	168	—	2	170		—
Transfers out of Level 3	(416)	(9)	(24)	(449)		—
Balance at December 31, 2021	$496	$—	$291	$787		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2021	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2021	$(8)	$—	$(1)	$(9)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives	Total
Balance at January 1, 2021	$49		$935		$2,316		$70	$3,370
Total (gains) losses included in:
Net income	10	(2)	68	(2)	(1,344	)(3)	393 (3)	(873)
Issues	—		—		369		(28)	341
Settlements	(3)		(98)		145		(29)	15
Balance at December 31, 2021	$56		$905		$1,486		$406	$2,853
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2021	$—		$68	(2)	$(1,299	)(3)	$—	$(1,231)

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance at January 1, 2020	$735	$17	$389	$1,141
Total gains (losses) included in:
Other comprehensive income (loss)	15	1	(2)	14
Purchases	62	39	—	101
Settlements	(46)	—	(6)	(52)
Transfers into Level 3	—	—	14	14
Transfers out of Level 3	—	(48)	—	(48)
Balance at December 31, 2020	$766	$9	$395	$1,170
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2020	$(1)	$—	$—	$(1	)(1)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$15	$1	$(2)	$14

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2020	$43		$881		$763		$—		$1,687
Total (gains) losses included in:
Net income	4	(2)	76	(2)	1,152	(3)	91	(3)	1,323
Issues	3		61		362		(21)		405
Settlements	(1)		(83)		39		—		(45)
Balance at December 31, 2020	$49		$935		$2,316		$70		$3,370
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2020	$—		$76	(2)	$1,206	(3)	$—		$1,282

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance at January 1, 2019	$871	$64	$374	$1,309
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)
Other comprehensive income (loss)	30	—	5	35
Purchases	55	27	—	82
Settlements	(220)	(3)	—	(223)
Transfers into Level 3	—	—	10	10
Transfers out of Level 3	—	(71)	—	(71)
Balance at December 31, 2019	$735	$17	$389	$1,141
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2019	$(1)	$—	$—	$(1	)(1)

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2019	$14		$628		$328		$970
Total (gains) losses included in:
Net income	8	(2)	209	(2)	80	(3)	297
Issues	21		113		361		495
Settlements	—		(69)		(6)		(75)
Balance at December 31, 2019	$43		$881		$763		$1,687
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2019	$—		$209	(2)	$82	(3)	$291

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)

Represents the amount of ceded embedded derivatives associated with fixed deferred annuity products reinsured in the third quarter of 2021. See Note 1 for additional information on the reinsurance transaction.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(92) million, $196 million and $(190) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2021, 2020 and 2019, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

RiverSource Life Insurance Company

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$496	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%–2.4%	1.1%
Asset backed securities	$291	Discounted cash flow	Annual default rate	5.8%	5.8%
			Loss severity	25.0%	25.0%
			Yield/spread to swap rates(2)	175 bps–275 bps	182 bps
Fixed deferred indexed annuity ceded embedded derivatives	$59	Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
IUL embedded derivatives	$905	Discounted cash flow	Nonperformance risk(3)	65 bps	65 bps
Fixed deferred indexed annuity embedded derivatives	$56	Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
			Nonperformance risk(3)	65 bps	65 bps
GMWB and GMAB embedded derivatives	$1,486	Discounted cash flow	Utilization of guaranteed withdrawals(5) (6)	0.0%–48.0%	10.6%
			Surrender rate(4)	0.1%–55.7%	3.6%
			Market volatility(7) (8)	4.3%–16.8%	10.8%
			Nonperformance risk(3)	65 bps	65 bps
Structured variable annuity embedded derivatives	$406	Discounted cash flow	Surrender rate(4)	0.8%–40.0%	0.9%
			Nonperformance risk(3)	65 bps	65 bps

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$766	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%–3.3%	1.5%
Asset backed securities	$395	Discounted cash flow	Annual default rate	5.3%	5.3%
			Loss severity	25.0%	25.0%
			Yield/spread to swap rates(2)	250 bps–400 bps	259 bps
IUL embedded derivatives	$935	Discounted cash flow	Nonperformance risk(3)	65 bps	65 bps
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate(4)	0.0%–50.0%	1.2%
			Nonperformance risk(3)	65 bps	65 bps
GMWB and GMAB embedded derivatives	$2,316	Discounted cash flow	Utilization of guaranteed withdrawals(5) (6)	0.0%–48.0%	10.6%
			Surrender rate(4)	0.1%–73.5%	3.8%
			Market volatility(7) (8)	4.3%–17.1%	11.0%
			Nonperformance risk(3)	65 bps	65 bps
Structured variable annuity embedded derivatives	$70	Discounted cash flow	Surrender rate(4)	0.8%–40.0%	0.9%
			Nonperformance risk(3)	65 bps	65 bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the spread to swap rates for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to swap divided by the aggregate balances of the tranches.

(3)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(4)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(5)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(6)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(7)	Market volatility represents the implied volatility of fund of funds and managed volatility funds.
(8)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in the yield/spread to swap rates in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender rate used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

RiverSource Life Insurance Company

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

During the third quarter of 2021, the Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3. See Note 1 for more information on the reinsurance transaction.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2021 and 2020. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders, fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

RiverSource Life Insurance Company

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2021 and 2020. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $93 million and $101 million as of December 31, 2021 and 2020, respectively, and is classified as Level 3 in the fair value hierarchy. The Company also measured certain equity-method investments at fair value on a nonrecurring basis using a discounted cash flow model. Inputs to the model include projected cash flows and a market-based discount rate. At December 31, 2021, the fair value of these investments was $7 million and is classified as Level 3 in the fair value hierarchy.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2021
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,788	$—	$—	$1,872	$1,872
Policy loans	834	—	834	—	834
Other investments	61	—	40	21	61
Receivables	7,876	—	—	8,630	8,630

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$12,342	$—	$—	$13,264	$13,264
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	498	—	498
Other liabilities	9	—	—	9	9
Separate account liabilities — investment contracts	403	—	403	—	403

	December 31, 2020
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,574	$—	$—	$2,724	$2,724
Policy loans	846	—	846	—	846
Other investments	457	—	417	40	457
Receivables	1,430	—	—	1,732	1,732

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$9,990	$—	$—	$11,686	$11,686
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	509	—	509
Other liabilities	12	—	—	11	11
Separate account liabilities — investment contracts	351	—	351	—	351

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 12 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to

RiverSource Life Insurance Company

affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

14.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2021, 2020 and 2019, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the five year period ending December 31, 2026 and a total of $14 million thereafter.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $345 million, $358 million and $370 million for the years ended December 31, 2021, 2020 and 2019, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $18 million and $(297) million as of December 31, 2021 and 2020, respectively, which is reflected in Other assets as of December 31, 2021 and Other liabilities as of December 31, 2020.

Investments

The Company invests in AA and A rated asset backed securities issued by AAF, an affiliate of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2021 and 2020, the fair value of these asset backed securities was $289 million and $372 million, respectively, and is reported in Investments: Available-for-Sale Fixed Maturities on the Company’s Consolidated Balance Sheets. Interest income from these asset backed securities was $12 million, $14 million and $14 million for the years ended December 31, 2021, 2020 and 2019, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2021 and 2020. See Note 12 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 12 for information about a surplus note to an affiliate.

Dividends or Distributions

Cash dividends or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Paid to Ameriprise Financial	$1,900	$800	$1,350
Received from RiverSource Life of NY	—	—	43
Received from RTA	50	95	100

On February 23, 2022, RiverSource Life Insurance Company’s Board of Directors declared a cash dividend of $300 million to Ameriprise Financial, payable on or after March 25, 2022, pending approval by the Minnesota Department of Commerce.

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 15 for additional information.

15.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

RiverSource Life Insurance Company

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company received approval from the Minnesota Department of Commerce to apply a permitted statutory accounting practice, effective July 1, 2017 through June 30, 2019, for certain derivative instruments used to economically hedge the interest rate exposure of certain variable annuity products that do not qualify for statutory hedge accounting. The permitted practice was intended to mitigate the impact to statutory surplus from the misalignment between variable annuity statutory reserves, which are not carried at fair value, and the fair value of derivatives used to economically hedge the interest rate exposure of non-life contingent living benefit guarantees.

The permitted practice allowed RiverSource Life Insurance Company to defer a portion of the change in fair value, net investment income and realized gains or losses generated from designated derivatives to the extent the amounts do not offset the current period interest-rate related change in the variable annuity statutory reserve liability. The deferred amount could be amortized over ten years using the straight-line method with the ability to accelerate amortization at management’s discretion. As of June 30, 2019, RiverSource Life Insurance Company elected to accelerate amortization of the net deferred amount associated with its permitted practice.

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus aggregated $175 million and $1.3 billion as of December 31, 2021 and 2020, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.4 billion and $4.8 billion as of December 31, 2021 and 2020, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Statutory net gain from operations	$1,366	$1,393	$1,505
Statutory net income	253	1,582	786

Government debt securities of $5 million and $4 million as of December 31, 2021 and 2020, respectively, were on deposit with various states as required by law.

16.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,330	$—	$5,330	$(3,571)	$(1,623)	$(114)	$22
OTC cleared	88	—	88	(41)	—	—	47
Exchange-traded	99	—	99	(91)	—	—	8
Total derivatives	$5,517	$—	$5,517	$(3,703)	$(1,623)	$(114)	$77

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,391	$—	$5,391	$(3,801)	$(1,243)	$(315)	$32
OTC cleared	58	—	58	(25)	—	—	33
Exchange-traded	309	—	309	(90)	(165)	—	54
Total derivatives	$5,758	$—	$5,758	$(3,916)	$(1,408)	$(315)	$119

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,048	$—	$4,048	$(3,571)	$(181)	$(293)	$3
OTC cleared	41	—	41	(41)	—	—	—
Exchange-traded	91	—	91	(91)	—	—	—
Total derivatives	$4,180	$—	$4,180	$(3,703)	$(181)	$(293)	$3

	December 31, 2020
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,129	$—	$4,129	$(3,801)	$(1)	$(327)	$—
OTC cleared	25	—	25	(25)	—	—	—
Exchange-traded	94	—	94	(90)	—	—	4
Total derivatives	$4,248	$—	$4,248	$(3,916)	$(1)	$(327)	$4

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

RiverSource Life Insurance Company

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 17 for additional disclosures related to the Company’s derivative instruments.

17.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2021			December 31, 2020
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)(3)		Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$79,459	$1,252	$468	$77,925	$1,755	$734
Equity contracts	59,763	4,238	3,711	55,993	3,984	3,511
Credit contracts	1,717	9	—	2,269	1	1
Foreign exchange contracts	2,239	18	1	3,124	18	2
Total non-designated hedges	143,178	5,517	4,180	139,311	5,758	4,248
Embedded derivatives
GMWB and GMAB(4)	N/A	—	1,486	N/A	—	2,316
IUL	N/A	—	905	N/A	—	935
Fixed deferred indexed annuities and deposit receivables	N/A	59	61	N/A	—	52
Structured variable annuity	N/A	—	406	N/A	—	70
Total embedded derivatives	N/A	59	2,858	N/A	—	3,373
Total derivatives	$143,178	$5,576	$7,038	$139,311	$5,758	$7,621

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of GMWB and GMAB, IUL, and fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $3.2 billion and $3.7 billion as of December 31, 2021 and 2020, respectively. See Note 16 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2021 included $1.6 billion of individual contracts in a liability position and $133 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $2.4 billion of individual contracts in a liability position and $67 million of individual contracts in an asset position.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2021 and 2020, investment securities with a fair value of $123 million and $325 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $123 million and $325 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2021 and 2020, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2021 and 2020, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2021
Interest rate contracts	$—	$—	$(886)
Equity contracts	1	91	(817)
Credit contracts	—	—	43
Foreign exchange contracts	—	—	5
GMWB and GMAB embedded derivatives	—	—	830
IUL embedded derivatives	—	30	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	(8)	—
Structured variable annuity embedded derivatives	—	—	(393)
Total gain (loss)	$1	$113	$(1,218)

Year Ended December 31, 2020
Interest rate contracts	$—	$—	$1,633
Equity contracts	—	55	(744)
Credit contracts	—	—	(106)
Foreign exchange contracts	—	—	(8)
GMWB and GMAB embedded derivatives	—	—	(1,553)
IUL embedded derivatives	—	7	—
Fixed deferred indexed annuities embedded derivatives	—	(4)	—
Structured variable annuity embedded derivatives	—	—	(91)
Total gain (loss)	$—	$58	$(869)

Year Ended December 31, 2019
Interest rate contracts	$—	$—	$1,100
Equity contracts	—	117	(1,501)
Credit contracts	—	—	(73)
Foreign exchange contracts	—	—	(30)
GMWB and GMAB embedded derivatives	—	—	(435)
IUL embedded derivatives	—	(140)	—
Fixed deferred indexed annuities embedded derivatives	—	(8)	—
Total gain (loss)	$—	$(31)	$(939)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the aggregate exposure related to the indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions using options, swaptions, swaps and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2021:

(in millions)	Premiums Payable	Premiums Receivable
2022	$204	$204
2023	51	43
2024	137	25
2025	124	22
2026	252	88
2027-2028	18	—
Total	$786	$382

RiverSource Life Insurance Company

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company may use a combination of futures, options, swaps and swaptions. Certain of the macro hedge derivatives may contain settlement provisions linked to both equity returns and interest rates. The Company’s macro hedge derivatives that contain settlement provisions linked to both equity returns and interest rates, if any, are shown in other contracts in the tables above.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

Cash Flow Hedges

During the years ended December 31, 2021 and 2020, the Company held no derivatives that were designated as cash flow hedges. During the years ended December 31, 2021, 2020 and 2019, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2021 and 2020, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $383 million and $324 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2021 and 2020 was $383 million and $324 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2021 and 2020 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil on both December 31, 2021 and 2020.

RiverSource Life Insurance Company

18.  SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2021
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(527)	$111	$(416)
Reclassification of net (gains) losses on securities included in net income(2)	(556)	117	(439)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	333	(70)	263
Net unrealized gains (losses) on securities	(750)	158	(592)
Total other comprehensive income (loss)	$(750)	$158	$(592)

	Year Ended December 31, 2020
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$811	$(170)	$641
Reclassification of net (gains) losses on securities included in net income(2)	5	(1)	4
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(379)	80	(299)
Net unrealized gains (losses) on securities	437	(91)	346
Total other comprehensive income (loss)	$437	$(91)	$346

	Year Ended December 31, 2019
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$1,360	$(289)	$1,071
Reclassification of net (gains) losses on securities included in net income(2)	2	—	2
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(688)	144	(544)
Net unrealized gains (losses) on securities	674	(145)	529
Total other comprehensive income (loss)	$674	$(145)	$529

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities		Other	Total
Balance, January 1, 2019	$46		$(1)	$45
OCI before reclassifications	527		—	527
Amounts reclassified from AOCI	2		—	2
Total OCI	529		—	529
Balance, December 31, 2019	575	(1)	(1)	574
OCI before reclassifications	342		—	342
Amounts reclassified from AOCI	4		—	4
Total OCI	346		—	346
Balance, December 31, 2020	921	(1)	(1)	920
OCI before reclassifications	(153)		—	(153)
Amounts reclassified from AOCI	(439)		—	(439)
Total OCI	(592)		—	(592)
Balance, December 31, 2021	$329	(1)	$(1)	$328

(1)	Includes nil of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of December 31, 2021, 2020 and 2019.

19.  INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Current income tax
Federal	$171	$233	$210
State	6	—	8
Total current income tax	177	233	218
Deferred income tax
Federal	(39)	(277)	(271)
State	(1)	(1)	(7)
Total deferred income tax	(40)	(278)	(278)
Total income tax provision (benefit)	$137	$(45)	$(60)

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2021	2020	2019
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Low income housing tax credits	(5.6)	(20.1)	(15.3)
Dividend received deduction	(2.9)	(9.7)	(7.6)
Foreign tax credit, net of addback	(1.5)	(1.9)	(9.5)
Audit adjustments	—	—	(1.4)
Uncertain tax positions	—	—	1.8
Other, net	0.4	(0.8)	(0.4)
Income tax provision (benefit)	11.4%	(11.5)%	(11.4)%

The increase in the Company’s effective tax rate for the year ended December 31, 2021 compared to 2020 is primarily due to the higher pre-tax income relative to tax preferred items.

RiverSource Life Insurance Company

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2021 and 2020. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2021	2020
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$1,994	$1,617
Other	14	13
Gross deferred income tax assets	2,008	1,630
Less: valuation allowance	11	11
Total deferred income tax assets	1,997	1,619
Deferred income tax liabilities
Investment related	508	216
Deferred acquisition costs	469	424
Net unrealized gains on Available-for-Sale securities	114	274
Deferred sales inducement costs	—	44
Other	58	12
Gross deferred income tax liabilities	1,149	970
Net deferred income tax assets	$848	$649

Included in the Company’s deferred income tax assets are tax benefits primarily related to state net operating losses of $9 million, net of federal benefit, which will expire beginning December 31, 2022. Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company will not realize certain state net operating losses of $9 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $11 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2021	2020	2019
Balance at January 1	$38	$39	$19
Additions based on tax positions related to the current year	—	1	1
Reductions based on tax positions related to the current year	(1)	(1)	—
Additions for tax positions of prior years	—	—	34
Reductions for tax positions of prior years	—	—	(4)
Audit settlements	—	—	(11)
Reductions due to lapse of statute of limitations	—	(1)	—
Balance at December 31	$37	$38	$39

If recognized, approximately $20 million, $20 million and $17 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2021, 2020 and 2019, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $34 million in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $1 million, nil and a net increase of $1 million in interest and penalties for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had a payable of $3 million and $2 million related to accrued interest and penalties as of December 31, 2021 and 2020, respectively.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2019.

RiverSource Life Insurance Company

20.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2021	2020
Commercial mortgage loans	$48	$18
Affordable housing and other real estate partnerships	9	12
Total funding commitments	$57	$30

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2021, these guarantees range from 1% to 5%.

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

RiverSource Life Insurance Company

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of both December 31, 2021 and 2020, the estimated liability was $12 million. As of both December 31, 2021 and 2020, the related premium tax asset was $10 million. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.